     As filed with the Securities and Exchange Commission on April 14, 2000


                                                      Registration No. 333-39157


                                                                       811-07798


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                          ---------------------------


                         POST-EFFECTIVE AMENDMENT NO. 2


                                    FORM S-6

                          ---------------------------

                 FOR THE REGISTRATION UNDER THE SECURITIES ACT
                OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                          ---------------------------

A.       Exact name of trust:

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                   VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

B.       Name of depositor:

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

C.       Complete address of depositor's principal executive office:

                               51 Madison Avenue
                           New York, New York  10010

D.       Name and complete address of agent for service:


                             Judith C. Keilp, Esq.

                          New York Life Insurance and
                              Annuity Corporation
                               51 Madison Avenue
                           New York, New York  10010

                                    Copy to:

Jeffrey S. Puretz                              Michael J. McLaughlin, Esq.
Dechert Price & Rhoads                         Senior Vice President
1500 K Street, N. W.                           and General Counsel
Washington, D. C.  20005                       New York Life Insurance Company
                                               51 Madison Avenue
                                               New York, New York  10010

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 1, 2000 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ] on _______ pursuant to paragraph (a)(i) of 485.

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.       Title of securities being registered:

         Units of interest in a separate account under flexible premium survivorship variable universal life policies

F.       Approximate date of proposed public offering:   Not applicable

G. Proposed maximum aggregate offering price to the public of the securities being registered:

[ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

                             CROSS REFERENCE SHEET

                      INFORMATION REQUIRED IN A PROSPECTUS

Item of Form N-8B-2                                    Prospectus Caption
-------------------                                    ------------------
    1                                                  Definitions; The Separate Account

    2                                                  About NYLIAC

    3                                                  Not Applicable

    4                                                  Sales and Other Agreements

    5                                                  The Separate Account

    6                                                  The Separate Account

    9                                                  Legal Proceedings

    10                                                 Summary of Policy Features; General Description; Life Insurance Protection;
                                                       Cash Value and Cash Surrender Value; Loans; Partial Withdrawals; Surrenders;
                                                       Additional Benefits through Riders and Options; Policy Split Option;
                                                       Premiums; Investments; Deductions and Charges; Policy Proceeds; Additional
                                                       Policy Provisions; Free Look; Exchange Privilege; Additional Provisions
                                                       Regarding the Separate Account; About NYLIAC; Sales and Other Agreements

    11                                                 Cash Value and Cash Surrender Value; The Separate Account

    12                                                 Funds; Portfolios; About NYLIAC; Sales and Other Agreements

    13                                                 Summary of Policy Features; General Description; Loans; Partial Withdrawals;
                                                       Surrenders; Premiums; Investments; Deductions and Charges; Sales and Other
                                                       Agreements

    14                                                 Summary of Policy Features; General Description; Premiums; Investments; Sales
                                                       and Other Agreements

    15                                                 Summary of Policy Features; General Description; Cash Value and Cash
                                                       Surrender Value; Premiums; Investments

    16                                                 Summary of Policy Features; General Description; Cash Value and Cash
                                                       Surrender Value; Premiums; Investments

Item of Form N-8B-2                     Prospectus Caption
-------------------                     ------------------
    17                                  Summary of Policy Features; General
                                        Description; Cash Value and Cash
                                        Surrender Value; Loans; Partial
                                        Withdrawals; Surrenders

    18                                  Summary of Policy Features; General
                                        Description; Cash Value and Cash
                                        Surrender Value; Loans; Partial
                                        Withdrawals; Surrenders; Premiums;
                                        Investments

    19                                  Records and Reports

    20                                  Not Applicable

    21                                  Loans

    22                                  Not Applicable

    23                                  Not Applicable

    24                                  Additional Policy Provisions;
                                        Additional Provisions Regarding the
                                        Separate Account

    25                                  About NYLIAC

    26                                  Deductions and Charges; Loans;
                                        Partial Withdrawals; Surrenders;
                                        Reinstatement Option; Additional Policy
                                        Provisions

    27                                  About NYLIAC

    28                                  Directors and Principal Officers of
                                        NYLIAC

    29                                  About NYLIAC

    30                                  Not Applicable

    31                                  Not Applicable

    32                                  Not Applicable

    33                                  Not Applicable

    34                                  Not Applicable

    35                                  Not Applicable

    37                                  Not Applicable

    38                                  Sales and Other Agreements

    39                                  Sales and Other Agreements

    40                                  Sales and Other Agreements

    41                                  Sales and Other Agreements

    42                                  Not Applicable

Item of Form N-8B-2                                    Prospectus Caption
-------------------                                    ------------------
    43                                                 Not Applicable

    44                                                 Cash Value and Cash Surrender Value

    45                                                 Not Applicable

    46                                                 Cash Value and Cash Surrender Value; Loans; Partial Withdrawals; Surrenders;
                                                       Deductions and Charges; Investments

    47                                                 Cash Value and Cash Surrender Value; Loans; Partial Withdrawals; Surrenders;
                                                       Deductions and Charges; Investments

    48                                                 Not Applicable

    49                                                 Not Applicable

    50                                                 Investments; Additional Provisions Regarding the Separate Account

    51                                                 Cover Page; Summary of Policy Features; Life Insurance Protection; Additional
                                                       Benefits through Riders and Options; Policy Split Option; Surrenders;
                                                       Premiums; Policy Proceeds; Additional Policy Provisions

    52                                                 Investments; Additional Provisions Regarding the Separate Account

    53                                                 Federal Income Tax Considerations

    54                                                 Not Applicable

    55                                                 Not Applicable

            SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                          PROSPECTUS DATED MAY 1, 2000


                  VARIABLE PRODUCTS SERVICE CENTER ADDRESSES:

Variable Products Service Center       Variable Products Service Center
Madison Square Station            or   51 Madison Avenue
P.O. Box 922                           Room 452
New York, New York 10159               New York, New York 10010

    This prospectus describes a flexible premium survivorship variable universal life insurance policy which New York Life Insurance and Annuity Corporation ("NYLIAC") issues.

                                POLICY FEATURES

LIFE INSURANCE PROTECTION--This policy offers life insurance protection on two insureds, with a life insurance benefit payable when the last surviving insured dies while the policy is in effect.

CHOICE OF LIFE INSURANCE BENEFIT OPTIONS--You may choose either a level life insurance benefit equal to the face amount of your policy or a life insurance benefit which varies and is equal to the sum of your policy's face amount and cash value. If you choose a benefit which varies, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. Your policy's life insurance benefit will never be less than the face amount of your policy. Under both options, a higher life insurance benefit may apply if necessary to qualify as life insurance under the Internal Revenue Code. The policy proceeds we pay will be the sum of the life insurance benefit plus any rider death benefits less any loans (including any accrued loan interest).

FLEXIBLE PREMIUM PAYMENTS--You may decide the amount of premiums to pay and when to pay them, within limits. Although premium payments are flexible, we may require additional premium payments to keep the policy in effect. The policy may terminate if its cash surrender value is insufficient to pay the policy's monthly charges. The cash surrender value of your policy will fluctuate depending on the performance of the investment options you have chosen.

LOANS, WITHDRAWALS AND SURRENDERS--You may borrow against or withdraw money from your policy, within limits. Loans and withdrawals will reduce the policy's proceeds and cash surrender value. You can also surrender your policy at any time. The cash surrender value of your policy may increase or decrease depending on the performance of the investment options you select. We do not guarantee the cash surrender value for your policy. If you surrender your policy or take a partial withdrawal during the first fifteen policy years or within fifteen years after you increase the face amount, we may apply a surrender charge.

FACE AMOUNT INCREASES AND DECREASES--You may increase or decrease the face amount of your policy, within limits. We will apply a new schedule of surrender charges to any increase in your policy's face amount. We may also deduct a surrender charge for any reduction in the face amount.


INVESTMENT OPTIONS--Your policy allows you to choose how you want to invest your premium payments. You have the option to choose from twenty-two Investment Divisions and a fixed account. Policyowners may invest in a total of 21 investment options at any one time. The Investment Divisions available under your policy are:



--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Government
--   MainStay VP High Yield Corporate Bond
--   MainStay VP International Equity
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP Bond
--   MainStay VP Growth Equity
--   MainStay VP Indexed Equity
--   American Century Income & Growth(1)
--   Dreyfus Large Company Value(1)
--   Eagle Asset Management Growth Equity(1)
--   Alger American Small Capitalization
--   Calvert Social Balanced
--   Fidelity VIP II Contrafund(R)
--   Fidelity VIP Equity-Income
--   Janus Aspen Series Balanced
--   Janus Aspen Series Worldwide Growth
--   Morgan Stanley UIF Emerging Markets Equity
--   T. Rowe Price Equity Income(1)


------------

(1)Available on and after May 19, 2000.


We do not guarantee the investment performance of the investment divisions, which involve varying degrees of risk.

FREE LOOK PERIOD--You may examine the policy for a limited period and cancel it for a refund of the greater of the cash value of your policy or the total premium payments you have paid less any loans or withdrawals you have taken.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                               IMPORTANT NOTICES


 THIS PROSPECTUS PROVIDES INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO CURRENT PROSPECTUSES FOR THE MAINSTAY VP SERIES FUND, INC., THE ALGER AMERICAN FUND, CALVERT VARIABLE SERIES, INC., THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND, THE JANUS ASPEN SERIES, THE UNIVERSAL INSTITUTIONAL FUNDS, INC. AND THE T. ROWE PRICE EQUITY SERIES, INC. (THE "FUNDS", EACH INDIVIDUALLY A "FUND").


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS


                                         PAGE
                                         ----
SUMMARY OF POLICY FEATURES.............    4
DEFINITIONS............................    8
GENERAL DESCRIPTION....................    9
  When Life Insurance Coverage
     Begins............................    9
  How the Policy is Available..........    9
  How the Policy Works.................    9
LIFE INSURANCE PROTECTION..............   11
  Your Policy Proceeds.................   11
     Your Life Insurance Benefit.......   11
     Changing Your Life Insurance
       Benefit Option..................   12
     Changing the Face Amount of Your
       Policy..........................   14
CASH VALUE AND CASH SURRENDER VALUE....   15
  Cash Value...........................   15
     Amount in the Separate Account....   15
     Amount in the Fixed Account.......   16
     Investment Return.................   16
  Cash Surrender Value.................   16
LOANS..................................   17
  Your Policy as Collateral for the
     Loan..............................   17
  Loan Interest........................   18
  Interest on the Cash Value Held as
     Collateral........................   18
  When Loan Interest is Due............   18
  Loan Repayment.......................   18
  The Effects of a Policy Loan.........   19
PARTIAL WITHDRAWALS....................   19
  Amount Available to Withdraw.........   19
  Requesting a Partial Withdrawal......   19
  When is the Partial Withdrawal
     Effective.........................   19
  Partial Withdrawal Fee and Surrender
     Charge............................   20
  Allocation of Partial Withdrawal and
     Fee...............................   20
  The Effects of a Partial
     Withdrawal........................   20
SURRENDERS.............................   20
  Requesting a Surrender...............   20
  When is the Surrender Effective......   20
  Surrender Charges....................   21
ADDITIONAL BENEFITS THROUGH RIDERS AND
  OPTIONS..............................   21
  How the Riders are Available.........   21
  Supplementary Term Rider.............   21
  Guaranteed Minimum Death Benefit
     Rider.............................   23
  GMDB Premium Test....................   23



                                         PAGE
                                         ----
  First-to-Die Monthly Deduction Waiver
     Rider.............................   24
  Level First-to-Die Term Rider........   24
  Living Benefits Rider................   24
POLICY SPLIT OPTION....................   25
  About Your New Policy................   25
PREMIUMS...............................   26
  Premium Allocation...................   27
  Payments Returned for Insufficient
     Funds.............................   27
  Termination..........................   27
  Late Period..........................   27
  Reinstatement Option.................   28
  Maturity Date........................   28
INVESTMENTS............................   30
  The Separate Account.................   30
     Funds.............................   31
     Portfolios........................   33
     Additions, Deletions or
       Substitutions of Investments....   37
     Reinvestment......................   37
  The Fixed Account....................   37
     Interest Credited on Amounts in
       the Fixed Account...............   37
     Assets in the Fixed Account.......   38
  Transfers Between Investment
     Divisions and/or the Fixed
     Account...........................   38
     Requesting a Transfer.............   39
  Dollar Cost Averaging................   39
  Automatic Asset Reallocation.........   40
  Interest Sweep.......................   40
  Third Party Investment Advisory
     Arrangements......................   41
DEDUCTIONS AND CHARGES.................   42
  Deductions from Premiums.............   43
     Sales Expense Charge..............   43
     State Tax Charge..................   43
     Federal Tax Charge................   44
  Deductions from Cash Value...........   44
     Expense Allocation................   44
     Monthly Contract Charge...........   44
     Charge for Cost of Insurance
       Protection......................   45
     Charge Per $1,000 of Initial Face
       Amount..........................   45
     Rider Charges.....................   45
  Separate Account Charges.............   46
     Mortality and Expense Risk
       Charge..........................   46
     Administrative Charge.............   46

                                         PAGE
                                         ----
     Other Charges for Federal Income
       Taxes...........................   46
  Fund Charges.........................   47
  Surrender Charges....................   49
     Charges in Policy Years 1-15......   49
     Additional Charge on a Surrender
       in the First Policy Year........   49
     Surrender Charges after Face
       Amount Increases................   50
     Surrender Charges on Face Amount
       Decreases.......................   50
     Exceptions to Surrender Charge....   50
POLICY PROCEEDS........................   51
  Beneficiary..........................   51
  When We Pay Proceeds.................   51
  Payment Options......................   52
  Payees...............................   53
ADDITIONAL POLICY PROVISIONS...........   53
  Limits on Our Rights to Challenge
     Your Policy.......................   53
  Suicide..............................   53
  Misstatement of Age or Sex...........   54
  Assignment...........................   54



                                         PAGE
                                         ----
FREE LOOK..............................   54
EXCHANGE PRIVILEGE.....................   55
ADDITIONAL PROVISIONS REGARDING THE
  SEPARATE ACCOUNT.....................   55
  Your Voting Rights...................   55
  Our Rights...........................   56
FEDERAL INCOME TAX CONSIDERATIONS......   56
ABOUT NYLIAC...........................   63
  Performance Calculations.............   63
  Directors and Principal Officers of
     NYLIAC............................   64
RECORDS AND REPORTS....................   66
SALES AND OTHER AGREEMENTS.............   66
LEGAL PROCEEDINGS......................   67
EXPERTS................................   67
FINANCIAL STATEMENTS...................   67
FINANCIAL STATEMENTS...................  F-1
APPENDIX A: Illustrations..............  A-1
APPENDIX B: Variations By
  Jurisdiction.........................  B-1
APPENDIX C: Maximum Surrender
  Charges..............................  C-1


                                IMPORTANT NOTICE

   THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL WE AUTHORIZE.

                           SUMMARY OF POLICY FEATURES

     THE TERMS OF YOUR POLICY AND RIDERS QUALIFY THE FOLLOWING SUMMARY. MORE DETAILED INFORMATION IS CONTAINED LATER IN THIS PROSPECTUS, INCLUDING THE APPENDIX OF VARIATIONS BY JURISDICTION CONTAINED IN APPENDIX B.
 POLICY PROCEEDS -- When the last surviving insured dies, we will pay the beneficiary of your policy an amount equal to your policy's Life Insurance Benefit plus any rider death benefits less any outstanding loans (including any accrued loan interest).

-- LIFE INSURANCE BENEFITS

  - Option 1--a level benefit equal to your policy's face amount.

  - Option 2--a benefit which varies that equals the sum of your policy's face amount and cash value.

  - Under both options, a higher Life Insurance Benefit may apply if necessary to qualify as life insurance under the Internal Revenue Code.

  - Within limits, you may increase or decrease the face amount of your policy. The minimum face amount for your policy is $100,000.
 RIDER BENEFITS -- You may apply for the following additional rider benefits:

-- SUPPLEMENTARY TERM RIDER

-- GUARANTEED MINIMUM DEATH BENEFIT RIDER

-- FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER

-- LEVEL FIRST-TO-DIE TERM RIDER

-- LIVING BENEFITS RIDER

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether the rider(s) is (are) available in your jurisdiction.

 LOANS -- You may borrow up to 90% of your policy's cash surrender value. Any amount that secures a loan remains part of your policy's cash value but is transferred to the Fixed Account. Amounts securing a loan may earn a different interest rate than other amounts in the Fixed Account. For the first ten Policy Years, the interest rate we currently expect to credit on the amounts set aside to secure the loan is 1.0% lower than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the interest we currently expect to credit on the loaned amounts is 0.5% lower than the interest rate we charge for loan interest. We guarantee the interest rate we credit on the loaned amounts will never be less than 2.0% lower than the interest rate we charge for loan interest.

 PARTIAL WITHDRAWALS -- You may request a partial withdrawal from your policy's cash surrender value at any time, within limits. When you make a partial withdrawal, we will deduct a fee for processing the withdrawal. We may apply a surrender charge as a result of a partial withdrawal.
 SURRENDERS -- You may surrender your policy for its cash surrender value at any time while either insured is living. If you surrender your policy during the first fifteen

Policy Years or within fifteen years after you increase the face amount of your policy, we may apply a surrender charge.
 PREMIUMS -- You may make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, under certain conditions, you may be required to make additional premium payments to keep your policy from terminating.
 DEDUCTIONS AND CHARGES --

DEDUCTIONS FROM PREMIUMS

-- SALES EXPENSE CHARGE

  - Target Premium--We assess a sales expense charge based on your policy's Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. We will change your Target Premium if you change the face amount of your policy.


  - Current--During each of the first ten Policy Years, we expect to deduct a sales expense charge that is currently 8% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we expect to deduct a sales expense charge that is currently 4% from any additional premiums paid in that Policy Year. During each Policy Year beginning with the eleventh Policy Year, we currently expect to deduct a sales expense charge of 4% of any premiums paid up to the Target Premium, with no charge for premiums paid in excess of the Target Premium.


  - Guaranteed--During each of the first ten Policy Years, we guarantee that any sales expense charge we deduct will never exceed 9% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge more than 6.5% of any additional premiums paid in that Policy Year. Beginning with the eleventh Policy Year, we guarantee that any sales expense charge will never exceed 6.5% of any premiums paid.

-- STATE TAX CHARGE

   We deduct 2% of each premium payment you make as a state tax charge. We may increase this charge to reflect changes in the law.

-- FEDERAL TAX CHARGE

   For Non-Qualified Policies, we deduct 1.25% of each premium payment you make as a federal tax charge. We may increase this charge to reflect changes in the law.

DEDUCTIONS FROM CASH VALUE

-- MONTHLY CONTRACT CHARGE


  - Current--We currently deduct a monthly contract charge that is currently $59 per month during the first Policy Year, and we currently expect to deduct $9 per month in later Policy Years.


  - Guaranteed--We guarantee that we will never deduct a monthly contract charge that exceeds $62 per month during the first Policy Year and $12 per month in later Policy Years.

-- CHARGE FOR COST OF INSURANCE PROTECTION


   We deduct a charge for cost of insurance protection each month. This charge is equal to the net amount at risk multiplied by a monthly cost of insurance rate plus any applicable flat extra charge (which might apply to certain insureds based on our underwriting). We determine the monthly cost of insurance rate based on the insureds' issue ages, sexes, and underwriting classes and the Policy Year. The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy.


-- CHARGE PER $1,000 OF THE INITIAL FACE AMOUNT

   On each Monthly Deduction Day, during the first three Policy Years, we will deduct $0.04 per $1,000 of your policy's initial face amount (not including riders). We guarantee we will never increase this charge. This charge will always be at least $10 per month and will never be more than $100 per month.

-- RIDER CHARGES

   Each month, we will deduct any cost of insurance charges for the optional riders you have chosen.

SEPARATE ACCOUNT CHARGES

-- MORTALITY AND EXPENSE RISK CHARGE

  - Current--We currently deduct on a daily basis, a mortality and expense risk charge that is equal to an annual rate of 0.60% of the average daily net asset value of each Investment Division.

  - Guaranteed--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90% of the average daily net asset value of each Investment Division.

-- ADMINISTRATIVE CHARGE

   We deduct on a daily basis, an administrative charge that is equal to an annual rate of 0.10% of the average daily net asset value of each Investment Division. We guarantee we will never increase this charge.

-- OTHER CHARGES FOR FEDERAL INCOME TAXES

   We do not currently deduct a charge for federal income taxes from the Investment Divisions, though we may do so in the future, to reflect changes in the law.


FUND CHARGES-- Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See page 48 for a list of these charges.)



SURRENDER CHARGES-- If you surrender your policy or if you decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal) during the first fifteen Policy Years or within fifteen years after you increase the face amount, we may apply a surrender charge. (See page 49 for an explanation of these charges.)

 INVESTMENTS -- The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among the twenty-two Investment Divisions available under the policy and the Fixed Account, based on your instructions. The twenty-two Investment Divisions available under your policy are:



-- MainStay VP Capital Appreciation      -- American Century Income & Growth(1)
-- MainStay VP Cash Management           -- Dreyfus Large Company Value(1)
-- MainStay VP Convertible               -- Eagle Asset Management Growth Equity(1)
-- MainStay VP Government                -- Alger American Small Capitalization
-- MainStay VP High Yield Corporate      -- Calvert Variable Series, Inc. Social Balanced
Bond                                     Portfolio
-- MainStay VP International Equity      -- Fidelity VIP II Contrafund
-- MainStay VP Total Return              -- Fidelity VIP Equity-Income
-- MainStay VP Value                     -- Janus Aspen Series Balanced
-- MainStay VP Bond                      -- Janus Aspen Series Worldwide Growth
-- MainStay VP Growth Equity             -- Morgan Stanley Emerging Markets Equity
-- MainStay VP Indexed Equity            -- T. Rowe Price Equity Income(1)


---------------

(1)Available on and after May 19, 2000.


     You may adjust your allocation to various Investment Divisions and/or the Fixed Account by changing your premium allocation percentages or making transfers among these options, within limits.
 ADDITIONAL INFORMATION

FREE LOOK PERIOD

-- You have the right to examine your policy. If you are not satisfied with it, you may cancel it within twenty days.

-- If you cancel the policy, we will refund the greater of the cash value of your policy or the total premiums you have paid, less any loans or partial withdrawals you have taken.

INCOME TAX EFFECT

-- Generally, life insurance benefits are not currently subject to federal income tax. The earnings on the amounts you invest in the Investment Divisions and the Fixed Account are also generally not subject to income tax as long as they remain invested in the policy. If you take a partial withdrawal, surrender or terminate your policy, or if your policy matures, you may incur taxable income. You may also incur taxable income if your policy becomes a modified endowment contract and you take a policy loan.

                                IMPORTANT NOTICE

     THE POLICY IS A LEGAL CONTRACT BETWEEN YOU AND NYLIAC. THE CONTRACT CONSISTS OF THE APPLICATION FOR THE POLICY, THE POLICY, AND ANY RIDERS AND ENDORSEMENTS ATTACHED TO IT.

                                   VARIATIONS
     SURVIVORSHIP VARIABLE UNIVERSAL LIFE IS SUBJECT TO THE INSURANCE LAWS AND REGULATIONS OF EACH JURISDICTION IN WHICH IT IS SOLD. AS A RESULT, CERTAIN TERMS OF OUR SURVIVORSHIP VARIABLE UNIVERSAL LIFE POLICIES MAY VARY FROM JURISDICTION TO JURISDICTION. APPENDIX B LISTS THE SIGNIFICANT VARIATIONS THAT APPLY TO SURVIVORSHIP VARIABLE UNIVERSAL LIFE. YOU SHOULD REVIEW THIS LIST TO DETERMINE WHETHER ANY OF THESE VARIATIONS APPLY TO YOUR POLICY.

                                  DEFINITIONS


ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund Portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results may differ.


FIXED ACCOUNT: The Fixed Account is supported by assets in NYLIAC's general account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.


FUND:  An open-end management investment company.


INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE:  The date we issue the policy as specified in the Policy Data Page.

LIFE INSURANCE BENEFIT: The benefit calculated under the Life Insurance Benefit Option you have chosen.


MONTHLY DEDUCTION DAY: The date as of which we deduct your monthly contract charge; cost of insurance charge; the charge per $1,000 of initial face amount, if any; and any rider charges from your policy's cash value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date.


NON-QUALIFIED POLICY: A policy that is issued to persons or entities other than employee benefit plans that qualify for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the last surviving insured died. It is equal to the Life Insurance Benefit plus any additional death benefits under any riders you have chosen minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums which are allocated to the Eligible Portfolios.

TARGET PREMIUM: An amount shown on the Policy Data Page that we use to calculate the sales expense and surrender charges. Any changes to the face amount of your base policy will affect your Target Premium.

                              GENERAL DESCRIPTION

     The policy provides life insurance protection on two lives (the insureds), and pays Policy Proceeds when the last surviving insured dies while the policy is in effect. The policy offers:

    -- flexible premium payments, where you select the timing and amount of the premium;

    -- a choice of two Life Insurance Benefit Options;

    -- loan and partial withdrawal privileges;

    -- the ability to increase or decrease the policy's face amount of insurance;

    -- additional benefits through the use of optional riders; and


    -- a selection of premium and expense allocation alternatives, including twenty-two variable Investment Divisions and a Fixed Account with a guaranteed interest rate.


WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have commenced on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.

HOW THE POLICY IS AVAILABLE

     Survivorship Variable Universal Life is available to our policyowners as either a Non-Qualified or Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus which makes a distinction based on the sex of the insureds should be disregarded as it relates to such policies.

HOW THE POLICY WORKS

     We will pay your beneficiary the Policy Proceeds if your policy is still in effect when the last surviving insured dies. Your policy will stay in effect so long as the cash surrender value of your policy is sufficient to pay your policy's monthly charges. The following example demonstrates how we determine the cash surrender value of your policy.

                                    EXAMPLE

     This example is based on the illustration shown in Appendix A. It assumes current charges and a 6% hypothetical gross annual investment return, which results in a 4.47% net annual investment return. It also assumes the policy is in its first Policy Year.



PREMIUM(1)                                                      You choose the amount of premium you intend to
  Less sales expense charge(2)                $15,000.00        pay and the frequency with which you intend to
  Less state tax charge (2%)                    1,106.48        make these payments. We call this your planned
  Less Federal tax charge (1.25%)                 300.00        premium. Any additional premium payments you
        (if applicable)                           187.50        make are called unplanned premiums.
------------------------------------------
NET PREMIUM                                   $13,406.02
Plus net investment performance for one                         We allocate your net premium to the Investment
     year (earned from the Investment                           Divisions and/or the Fixed Account based on your
     Divisions and/or the Fixed Account)                        instructions.
     (varies daily)                               569.93
  Less total annual monthly contract
        charge for one year(3)                    708.00
  Less total annual monthly cost of
       insurance charge for one year
       (varies monthly and with age)               32.22
  Less total annual charge per $1,000 of
       the initial face amount of your
       Policy for one year (not including
       riders)                                    480.00
  Less total annual monthly cost of
       riders(4)                                    0.00
------------------------------------------
CASH VALUE                                    $12,755.73
  Less surrender charge(5)                                      Cash Value is used to determine the amount of
        (if applicable)                         2,532.40        your Life Insurance Benefit as well as the cash
                                                                surrender value of your policy.
                                                                We may assess a surrender charge when you make a
                                                                partial withdrawal or full surrender in the
                                                                first fifteen Policy Years or within fifteen
                                                                years after you increase the face amount.
------------------------------------------
CASH SURRENDER VALUE                          $10,223.33        The amount of loans, withdrawals and surrenders
                                                                you can make is based on your policy's cash
                                                                surrender value. Your policy will terminate if
                                                                your cash surrender value is insufficient to pay
                                                                your policy's monthly charges.


------------
(1) This example assumes you pay an annual planned premium of $15,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments.

(2) For details about how we calculate the sales expense charge for your policy, you should refer to page 43.

(3) We currently deduct a monthly contract charge of $59 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $9 per month.
(4) This example assumes you have not chosen any riders.

(5) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, you should refer to page 49.

                           LIFE INSURANCE PROTECTION


YOUR POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the last surviving insured died. These proceeds will equal:

            1)  the Life Insurance Benefit calculated under the Life
                Insurance Benefit Option you have chosen;
    plus    2)  any additional death benefits under the riders you have chosen;
    less    3)  any outstanding loans (including any accrued loan interest)
                on the policy.

     We will pay interest on these proceeds from the date the last surviving insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective.

YOUR LIFE INSURANCE BENEFIT

     Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers two options:

     OPTION 1--The Life Insurance Benefit under this option is equal to the policy's face amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.

     OPTION 2--The Life Insurance Benefit under this option is equal to the policy's face amount plus the policy's cash value. The Life Insurance Benefit under this option will vary with the policy's cash value. Your Life Insurance Benefit will never be less than your policy's face amount.

     Under both options, your Life Insurance Benefit may be greater if the minimum percentage of the policy's cash value necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code is greater than the amount calculated under the option you have chosen. In general, this higher Life Insurance Benefit will be the cash value of your policy multiplied by the minimum percentage required by Section 7702 of the Internal Revenue Code. (You can find this percentage on the Policy Data Page).

     Assuming your Life Insurance Benefit does not increase as described in the above paragraph, and assuming the same face amount and premium payments under both options:

        - If you choose Option 1, your Life Insurance Benefit will not vary in amount and you will generally have lower total policy cost of insurance charges and lower Policy Proceeds.

        - If you choose Option 2, your Life Insurance Benefit will vary with your policy's cash value and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds.

                                    EXAMPLES
             (Effect of IRC Section 7702 on Life Insurance Benefit)

                        LIFE INSURANCE BENEFIT OPTION 1
                        LIFE INSURANCE BENEFIT OPTION 2

   EXAMPLE 1:
   Life Insurance Benefit = Face Amount
     Face Amount:                    $100,000
     Cash Value:                     $ 25,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount:                    $100,000
     % of Cash Value:
        ($25,000 X 379%)             $ 94,750
     -----------------------
                                     --------
     Life Insurance Benefit:         $100,000
   EXAMPLE 2:
   Life Insurance Benefit = % of Cash Value
     Face Amount:                    $100,000
     Cash Value:                     $ 50,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount:                    $100,000
     % of Cash Value:
        ($50,000 X 379%)             $189,500
     -----------------------
                                     --------
     Life Insurance Benefit:         $189,500

   EXAMPLE 1:
   Life Insurance Benefit = Face Amount +
   Cash Value
     Face Amount:                    $100,000
     Cash Value:                     $ 20,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount + Cash Value:       $120,000
     % of Cash Value:
        ($20,000 X 379%)             $ 75,800
     -----------------------
                                     --------
     Life Insurance Benefit:         $120,000
   EXAMPLE 2:
   Life Insurance Benefit = % of Cash Value
     Face Amount:                    $100,000
     Cash Value:                     $ 40,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount + Cash Value:       $140,000
     % of Cash Value:
        ($40,000 X 379%)             $151,600
     -----------------------
                                     --------
     Life Insurance Benefit:         $151,600


CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     You can change the Life Insurance Benefit Option for your policy while both insureds are still living. However, we may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than $100,000, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the Internal Revenue Code, or (iii) cause the policy's face amount to exceed our retention limits. Additionally, if you elect to have the Supplementary Term Rider included in your policy, you must select Option 1 and you can never change your Life Insurance Benefit Option to Option 2, even if the Supplementary Term Rider ends.

 CHANGES FROM OPTION 1 TO OPTION 2

      If you change from Option 1 to Option 2, we will decrease the face amount of your policy by the amount of the cash value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to face amount decreases at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the face amount decrease.

 CHANGES FROM OPTION 2 TO OPTION 1

      If you change from Option 2 to Option 1, we will increase the face amount of your policy by the amount of the cash value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, but we will not apply a new surrender charge schedule to the increased face amount resulting from the change in this option.

     In order to change your Life Insurance Benefit Option, you must submit a signed request to Variable Products Service Center at the addresses shown on the cover of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request.

                                    EXAMPLE

 CHANGE FROM OPTION 1 TO OPTION 2

 Cash Value                                                          $  200,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $  800,000
   ($1,000,000 - $200,000)

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,000,000
 CHANGE FROM OPTION 2 TO OPTION 1

 Cash Value                                                          $  150,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $1,150,000
   ($1,000,000 + $150,000)

 Life Insurance Benefit
   immediately before and
   after option change                                               $1,150,000

CHANGING THE FACE AMOUNT OF YOUR POLICY

     The face amount of your policy affects the amount of the Life Insurance Benefit of your policy.

 INCREASING YOUR POLICY'S FACE AMOUNT

      You may request an increase in the face amount of your policy if all of the following conditions are met:

      -- both insureds are still living;

      -- the older insured is age 90 or younger;

      -- the increase you are requesting is $5,000 or more;

      -- the requested increase will not cause the policy's face amount to exceed our maximum retention limit; and

      -- you submit a written application signed by each insured along with satisfactory evidence of insurability.

      We may limit any increase in the face amount of your policy.

      If we approve your request for a face amount increase, we will increase your policy's face amount on the Monthly Deduction Day on or after the day we approve the increase.

      An increase in the face amount of your policy may have the following consequences which you should consider:

      -- additional cost of insurance charges;

      -- a new fifteen year surrender charge period applicable only to the amount of the increase;

      -- a new suicide and contestability period applicable only to the amount of the increase;

      -- a change in the life insurance percentage applied to the entire policy under Section 7702 of the Internal Revenue Code; and

      -- a new seven year testing period for modified endowment contract status may begin.

 DECREASING YOUR POLICY'S FACE AMOUNT

      You may request a decrease in the face amount of your policy if both of the following conditions are met:

      -- either insured is still living; and

      -- the decrease you are requesting will not reduce the policy's face amount below $100,000.

      We may limit any decrease in the face amount of your policy.

      If we approve your request for a face amount decrease, we will decrease your policy's face amount on the Monthly Deduction Day on or after the day we receive your written request for a decrease.

      A decrease in the face amount of your policy may have the following consequences which you should consider:

      -- lower total policy cost of insurance charges;

      -- a surrender charge may apply to the amount of the decreased face amount based on a last increased, first canceled basis; and

      -- possible adverse tax consequences.

                      CASH VALUE AND CASH SURRENDER VALUE

CASH VALUE

     The cash value of your policy is the sum of the amounts the policy has in the Investment Divisions in the Separate Account and in the Fixed Account. These amounts are allocated based on the instructions you give us. A number of factors affect your policy's cash value including but not limited to:

     -- the amount and frequency of the premiums you pay;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Account; and

     -- the amount of any partial withdrawals you make (including any charges you incur as a result of the withdrawal).

     The cash value is not necessarily the amount you receive when you surrender your policy. See CASH SURRENDER VALUE on page 16 and SURRENDERS on page 20 for details about surrendering your policy.

AMOUNT IN THE SEPARATE ACCOUNT

     We use amounts allocated to an Investment Division to purchase accumulation units of an Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units held in that Investment Division.


     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A valuation day is any day on which we and the New York Stock Exchange are open for trading.


     The value of an accumulation unit on any valuation day equals the accumulation unit on the preceding valuation day multiplied by the net investment factor for the period from the time the New York Stock Exchange closed on the immediately preceding valuation day to the time it closed on the current valuation day.

     The net investment factor for an Investment Division for this period equals
(a) divided by (b) less (c) [i.e., (a / b) - c]where:

        (a) is the sum of:

             (1) the net asset value of the Fund share held in the Separate
                 Account for that Investment Division determined at the end of the period, plus

             (2) the per share amount of any dividends or capital gain
                 distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during the period,

        (b) is the net asset value of a Fund share held in the Separate Account for that Investment Division determined as of the end of the previous valuation day,

        (c) is a factor representing the mortality and expense risk charge and the administrative charge. This factor is deducted on a daily basis and is currently equal to an annual rate of .70% (the sum of .60% and .10%) of the daily average net asset value of the Investment Division.

     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

AMOUNT IN THE FIXED ACCOUNT

     The amount you have in the Fixed Account equals:

             1) the sum of the net premiums you have allocated to the Fixed
                Account;

        plus 2) any transfers you have made from the Separate Account to the Fixed Account;

        plus 3) any interest credited to the Fixed Account;

        less 4) any amounts you have withdrawn from the Fixed Account;

        less 5) any charges we have deducted from the Fixed Account;

        less 6) any transfers you have made from the Fixed Account to the Separate Account.

INVESTMENT RETURN

     The investment return of your policy is based on the amount you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.

CASH SURRENDER VALUE


     The cash surrender value of your policy is the amount we will pay you if you surrender your policy. The cash surrender value of your policy is equal to the cash value of the policy less any surrender charges and any outstanding policy loans (including any accrued loan interest). If you surrender your policy during the first Policy Year, an additional contract charge applies as described on page 49. Since the cash value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account, and because a surrender charge may apply, the cash surrender value may be more or less than the total premium payments you have made less any deductions from premiums and deductions from cash value that were made.

     Cash surrender value is significant for two reasons:

        -- Loans and Partial Withdrawals--You can take loans and partial withdrawals from your policy based on the amount of the policy's cash surrender value.

        -- Keeping Your Policy in Effect--While premium payments are flexible, you may need to make additional premium payments so that the cash surrender value of your policy is sufficient to pay the charges needed to keep your policy in effect.
                                     LOANS

     You can borrow up to 90% of your policy's cash surrender value, less any additional contract charge in the first Policy Year. Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy's cash value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount.

YOUR POLICY AS COLLATERAL FOR THE LOAN


--For Existing Loans Initiated Before May 19, 2000


     When you request a loan, we will transfer funds from the Separate Account to the Fixed Account so that the cash value of the amount in the Fixed Account (less any outstanding loans, including any accrued loan interest) is at least 108% of the requested loan. We will transfer these funds from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 108% of all outstanding loans. Additionally, if the monthly deductions from cash value will cause the cash value of the Fixed Account to fall below 108% of all outstanding policy loans, we may take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.


--For All New Policies Issued On and After May 19, 2000 and For All New and
  Existing Loans On Their Policy Anniversary Following May 19, 2000



     When you request a loan, a transfer of funds may be made from the Separate Account to the Fixed Account so that the cash value of the amount in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions, or if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from cash value will cause the cash value of the Fixed Account to fall below 106% of all outstanding policy loans, we may take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.


LOAN INTEREST


     We currently charge an effective annual loan interest rate of 8% (6% for all new policies issued on and after May 19, 2000 and for existing policies, any new or outstanding loan balance on their policy anniversary following May 19,
2000), which is payable in arrears. We may set a lower rate. If we set a lower rate, we will determine this lower rate at least once every twelve months, but not more frequently than once every three months. If we lower this rate, we may increase it again in the future by no more than 1% per calendar year, within certain limits.


INTEREST ON THE CASH VALUE HELD AS COLLATERAL


     When you take a loan from your policy, the amount we hold in the Fixed Account to secure the loan earns interest at a different rate from the rate we charge you for loan interest. The rate we credit on loaned amounts will never be less than 2.0% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.0%. For the first ten Policy Years, the rate we currently expect to credit on loaned amounts is 1.0% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.5% less than the rate we charge for loan interest.


WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the last surviving insured dies.

     Any loan interest due on a policy anniversary which you do not pay will be charged against the policy as an additional loan.

LOAN REPAYMENT

     You may repay all or part of a policy loan at any time while your policy is in effect. We will allocate your loan repayments to the Investment Divisions and/or Fixed Account according to your most recent instructions on how to allocate your premium payments. If you would like us to allocate your loan repayment differently, you must indicate this in writing at the time of the repayment. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment.

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the cash value of your policy less any applicable surrender charges and any additional contract charge we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy.

THE EFFECTS OF A POLICY LOAN


     As long as there is an outstanding loan, the amount held as collateral remains in the Fixed Account which does not share in the Separate Account's investment performance. As you repay your loan, we reduce the amount held as collateral. You may choose whether to invest the amounts no longer required for collateral in the Investment Divisions and/or to leave them invested in the Fixed Account. If your policy is a modified endowment contract, a loan may result in taxable income to you. See FEDERAL INCOME TAX CONSIDERATIONS on page 56 for more information.


     A loan will affect the cash surrender value of your policy, and its Policy Proceeds. If you surrender your policy, if your policy terminates, or if a Life Insurance Benefit becomes payable under the policy, and there are any outstanding loans at that time, we will deduct the amount of any outstanding loans (including any accrued loan interest) from the cash value of your policy or from the Life Insurance Benefit we pay.


     If you do not pay off your loan and the policy lapses, your outstanding loan amount may result in taxable income to you. See FEDERAL INCOME TAX CONSIDERATIONS-- POLICY LOANS and INTEREST DEDUCTIONS on page 60.


                              PARTIAL WITHDRAWALS

     You may request a partial withdrawal from your policy's cash surrender value if the following conditions are met:
     -- at least one insured is living;
     -- the partial withdrawal being requested is at least $500; and -- the partial withdrawal will not cause the policy to fail to qualify as life insurance under Section 7702 of the Internal Revenue Code.

AMOUNT AVAILABLE TO WITHDRAW

     You may withdraw an amount up to the cash surrender value of your policy. We process partial withdrawals at the price next determined after we receive your written request. If you request a partial withdrawal that would reduce the face amount of your policy (not including riders) below $100,000, we may require you to surrender your policy.

REQUESTING A PARTIAL WITHDRAWAL

     You may request a partial withdrawal from your policy by sending a written request to Variable Products Service Center at the addresses listed on the front cover of this prospectus.

WHEN IS THE PARTIAL WITHDRAWAL EFFECTIVE


     Your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a day on which the New York Stock Exchange ("NYSE") is open or if your request is received after the close of the

NYSE, then the requested partial withdrawal will be effective on the next day on which the NYSE is open.

PARTIAL WITHDRAWAL FEE AND SURRENDER CHARGE


     When you make a partial withdrawal, we will deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn. Additionally, a partial withdrawal may result in a decrease in your policy's face amount which may cause a surrender charge to apply as described in SURRENDER CHARGES on page 49.


ALLOCATION OF PARTIAL WITHDRAWAL AND FEE

     You may specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account. If you do not specify how you would like your partial withdrawal allocated, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions and/or the Fixed Account in proportion to the amounts you have in each of these investment options. If you request a partial withdrawal that is greater than the amount in the Investment Divisions and/or in the Fixed Account you have chosen, we will reduce the amount of the partial withdrawal to the amount available in those Investment Divisions and/or in the Fixed Account and pay you that amount less any applicable withdrawal fee and surrender charge.

THE EFFECTS OF A PARTIAL WITHDRAWAL


     When you make a partial withdrawal, we reduce your cash value and cash surrender value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge. Additionally, if you have elected Life Insurance Benefit Option 1, we reduce your policy's face amount and your Policy Proceeds by the amount of the withdrawal (not including the effects of any withdrawal fee or surrender charge). If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's face amount but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge. A partial withdrawal may result in taxable income to you. See FEDERAL INCOME TAX CONSIDERATIONS on page 56 for more information.


     We may restrict the amount and frequency of partial withdrawals, within certain limits.
                                   SURRENDERS

     You may surrender your policy for its cash surrender value at any time while either insured is living.

REQUESTING A SURRENDER

     You may surrender the policy by sending a written request and the policy to Variable Products Service Center at the addresses listed on the front cover of this prospectus.

WHEN IS THE SURRENDER EFFECTIVE


     Your surrender will be effective on the date we receive your written request and the policy. However, if the day we receive your request is not a day on which the NYSE is open or if your request is received after the close of the NYSE, then the requested surrender will be effective on the next day on which the NYSE is open.

SURRENDER CHARGES


     If you surrender your policy during the first fifteen Policy Years or within fifteen years after you increase the face amount of your policy, a surrender charge may apply. We will deduct any applicable surrender charge from the amounts you have in the Investment Divisions and the Fixed Account in proportion to these amounts. See SURRENDER CHARGES on page 49 for details.


                 ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     You may apply for additional benefits by selecting any of the following optional riders:

     -- Supplementary Term Rider

     -- Guaranteed Minimum Death Benefit Rider

     -- First-to-Die Monthly Deduction Waiver Rider

     -- Level First-to-Die Term Rider

     -- Living Benefits Rider (also known as Accelerated Benefits Rider)

HOW THE RIDERS ARE AVAILABLE

     Generally, you must select your riders when you apply for your policy. However, you may only elect the Living Benefits Rider after one of the insureds has died.

     The Living Benefits Rider is only available on Non-Qualified Policies. Generally, all other riders are available on both Non-Qualified and Qualified Policies.

SUPPLEMENTARY TERM RIDER

     This rider provides a term insurance death benefit that is payable when the last surviving insured dies. It insures the same individuals covered by your base policy. At the time you apply for this rider, you select a target face amount for your policy. The initial term insurance death benefit under this rider equals the target face amount less the initial face amount of your base policy (not including riders). We recalculate the term insurance death benefit on each Monthly Deduction Day, so that the amount of the term insurance death benefit equals the target face amount less the current Life Insurance Benefit at that time.

     Because the Life Insurance Benefit of your base policy (not including riders) may increase or decrease depending on investment performance, the rider's term insurance death benefit will do the reverse in order to maintain a level target face amount. However, in the event that the Life Insurance Benefit is greater than the target face amount, the rider's term insurance death benefit will not be reduced to an amount less than zero. For example, if your Life Insurance Benefit increases, the rider's term insurance death benefit will decrease by the same amount. If the base policy's Life Insurance Benefit changes for any reason other than because of the requirements of Section 7702 of the Internal Revenue Code, we will make a corresponding adjustment to the target face amount.

    Target           Base Policy's              Supplementary
     Face      less   Life Insurance    equals   Term Rider
     Amount           Benefit                    Death Benefit


     If you compare a policy with this rider to a policy that initially provides the same Policy Proceeds but does not have this rider, the policy with this rider will have lower surrender charges and a lower Target Premium. (See TARGET PREMIUM on page 43 for additional information about Target Premium)


     We will only allow you to elect this rider if:

     -- the initial target face amount is at least $1,000,000;

     -- the base policy Life Insurance Benefit is at least $200,000;

     -- the initial term insurance death benefit is at least the minimum amount we allow, which is currently $100,000.

     -- the initial term insurance death benefit is no greater than four times the policy's Life Insurance Benefit; and

     -- you have chosen Life Insurance Benefit Option 1.

     Within certain limits, you may:

     -- increase or decrease this rider's term insurance death benefit or target face amount; and/or


     -- convert this rider to increase the face amount of your base policy. The minimum amount of term insurance benefit you may convert is $5,000, which is the same as the minimum base face amount increase. (Note: The target face amount of your policy after this conversion will be the same as the target face amount of your policy including riders before the conversion. Your Target Premium will increase as a result of the increase in the face amount of your base policy and a new surrender charge period will apply to the increase. (See TARGET PREMIUM on page 43 for additional information about Target Premium.))


     You may request changes to your Policy under this rider if:

     (a) you do not decrease the target face amount below $1,000,000, unless the decrease is due to a partial withdrawal;

     (b) you do not decrease the base Policy's Life Insurance Benefit below $200,000, unless the decrease is due to a partial withdrawal; and

     (c) you do not make a change that causes the term insurance death benefit to be greater than four times the Policy's Life Insurance Benefit. This requirement prohibits you from increasing the term insurance death benefit or decreasing the base Policy face amount to an amount that would violate this maximum ratio.

     Once you choose this rider, you may not change your Life Insurance Benefit Option, even after this rider ends or is terminated.

GUARANTEED MINIMUM DEATH BENEFIT RIDER

     As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will never lapse due to its cash surrender value being insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy's cash value, we will deduct as much of the monthly deduction charges from the cash value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the younger insured's age 80 or
100. You may choose either expiry date as long as the benefit period is at least ten years.

     In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy. The premium you must pay under this rider is called the "Monthly Guaranteed Minimum Death Benefit (GMDB) premium." You will find it on the Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)

    Cumulative                 Cumulative partial                       Cumulative monthly GMDB
     premium payments    less   withdrawals           must be at least   premiums from the Policy Date to
     to date                    to date               equal to           the date the test is performed

     If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following way:

     (a) If you take a loan during the first two Policy Years, this rider will end.


     (b) After the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the resulting cash surrender value of your policy after accounting for any new or additional loans must be greater than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of 6.0% as of that date.


     This rider is not available on a policy with a Supplementary Term Rider.

FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER

     If either insured dies while this rider is in effect, we will waive your policy's monthly deductions from cash value for the remainder of the policy. The charges we will waive under this rider are:

     (a) the monthly contract charge;

     (b) the monthly cost of insurance charge for the base policy (not including riders);

     (c) the charge per $1,000 of the initial face amount (not including riders), which only applies during the first three Policy Years;

     (d) any monthly rider charges.


     These deductions are described in more detail under DEDUCTIONS FROM CASH VALUE on page 44 and on the Policy Data Page.


LEVEL FIRST-TO-DIE TERM RIDER

     This rider provides a level term insurance death benefit which we will pay when either insured dies while this rider is in effect. We will only pay the benefit under this rider once, even if both insureds die at the same time.

     You may decrease the face amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the face amount of this rider.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     Under this rider, after either insured dies, if the last surviving insured has a life expectancy of twelve months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit.

     You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to:

  Elected     X    Eligible  X    Interest  -    Administrative fee  -    Elected percentage of an
  percentage       proceeds       factor         (up to $150)             unpaid Policy loan

     Minimum accelerated benefit amount: $25,000.

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC policies).

     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $100,000.

     When we make a payment under this rider, we will reduce your policy's face amount, rider death benefits, monthly deductions, cash value, and any unpaid policy loan based on the percentage you elected.

                              POLICY SPLIT OPTION

     You may split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds under certain circumstances. You are allowed to make this split within six months after either of the following two dates:

     (1) the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or

     (2) the effective date of a change in the federal tax law which results in

          (a) a reduction in the unlimited federal estate tax marital deduction provision (Section 2056 of the Internal Revenue Code), or

          (b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

     You must request a policy split in writing. At the time of the split:

     -- both insureds must be living;

     -- we will not ask for evidence of insurability;

     -- each new policy will be an adjustable life insurance policy which we offer for the purpose of this option and which was available on the Policy Date of your original policy; and

     -- an insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

ABOUT YOUR NEW POLICY
     -- The Policy Date and Issue Date of each new policy will be the date when you split the policy.
     -- The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.
     -- We will not assess a fee or surrender charge on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the type of policy you are splitting your policy into, including a new surrender charge schedule, to each of the new policies that result from the policy split.
     -- The cost of insurance rates for each new policy will be based on the insured's age and sex on the date of the split and most recent underwriting class on the original policy.
     -- The initial premium for each new policy will be one half of the cash value of the original policy less any unpaid loan (including any accrued loan interest).
     -- The face amount of each new policy will equal one half of the original base policy face amount, plus one half of the face amount of any riders on the original policy. The benefits from any Level First-to-Die Term Rider in effect will be excluded from this calculation.
     -- If the original policy has been assigned, each new policy will have the same assignment.


     Splitting your policy may have certain adverse tax consequences. Please read the FEDERAL INCOME TAX CONSIDERATIONS on page 56 for more details.

                                    PREMIUMS

     Although premium payments are flexible, you may need to make additional premium payments so that the cash surrender value of your policy is sufficient to pay the charges needed to keep your policy in effect. Policies that are maintained at cash surrender values just sufficient to cover fees and charges or that are otherwise minimally funded are more subject to not being able to maintain such cash surrender values because of market fluctuation and other performance related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.


     Premiums are the total dollar amount you pay into your policy. When we receive a premium payment, we deduct the sales expense, state tax, and federal tax charges that apply. The balance of the premium is called the net premium. We apply your net premium to the Investment Divisions and/or the Fixed Account, according to your instructions. For more details on when and how your premiums are applied, see PREMIUM ALLOCATION below.


     For purposes of determining whether we require additional underwriting when accepting a premium payment, we divide your premium payments into planned and unplanned premiums.

PLANNED PREMIUM
     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

-- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

-- Planned premium payments end on the policy anniversary on which the younger insured is, or would have been, age 100.

-- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the cash surrender value is insufficient to pay the monthly deduction charges or if you have an excess policy loan, and you reach the end of the late period and you have not made the necessary payment. See LATE PERIOD and TERMINATION on pages 26 and 27 for more details.
UNPLANNED PREMIUM
     An unplanned premium is a payment you make that is not part of the premium payment schedule you choose.

-- While at least one insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the younger insured is, or would have been, age 100. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the cash value will increase, both insureds must be living, and we may require proof of insurability before accepting that payment and applying it to your policy.

-- If you exchange another life insurance policy to acquire this policy under
   Section 1035 of the Internal Revenue Code, we will treat the proceeds of that exchange as an unplanned premium.

-- The minimum unplanned premium amount we allow is $50.

-- We may limit the number and amount of any unplanned premium payments.

PREMIUM ALLOCATION


     Except for premium payments you make during the free look period, we apply your net premium, which equals the balance of any planned or unplanned premium payment after we deduct sales expense, state tax, and any federal tax charges that apply, to the Investment Divisions of the Separate Account and/or to the Fixed Account according to the most recent premium allocation election you have given to us. We allocate the net premiums from any premium payments you make during the free look period plus any interest accrued (currently an annual rate of 3%) on the gross premiums to the General Account until the end of the free look period. For more details, see FREE LOOK PERIOD on page 54. When your free look period is over, we will allocate your net premiums according to your instructions. You can change your premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers.



PAYMENTS RETURNED FOR INSUFFICIENT FUNDS



     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.


TERMINATION

     If your policy's cash surrender value on any Monthly Deduction Day is less than the monthly deductions from cash value for the next policy month, your policy will continue in the late period for 62 days after that date. If the late period expires without sufficient payment, then we will terminate your policy without any benefits. See LATE PERIOD below for more details.

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the cash surrender value of your policy is insufficient to pay for monthly deductions from cash value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will also send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy remains in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits.

     During the late period, we will pay your beneficiary any benefits the beneficiary is entitled to as follows:

     -- If the last surviving insured dies during the late period, we will pay the Policy Proceeds, which we will reduce by the unpaid monthly deductions from cash value for the full policy months from the beginning of the late period through the policy month in which the last surviving insured dies.

     -- If the policy has a First-to-Die Monthly Deduction Waiver Rider and either insured dies while the policy is in the late period, we will approve the waiver claim when you pay all overdue monthly deductions from cash value.

     -- If the policy has a Level First-to-Die Term Rider and either insured dies while the policy is in the late period, we will pay the proceeds due under this rider less any overdue charges for this rider.

REINSTATEMENT OPTION

     You can request that we reinstate your policy if all of these conditions are met:

     -- you make your request within five years after your policy terminated;

     -- both insureds are living (However, we will accept your reinstatement request when only one insured is living, if the other insured died before your policy terminated); and

     -- you have not surrendered your policy for its cash surrender value.


     It is important to realize that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment. For more information about modified endowment contracts, please see page 58.


     Before we will reinstate your policy, we must receive the following:

     (1) a payment equal to the sum of (a) and (b) where:

        (a) is an amount which is sufficient to keep the policy in effect for at least three months; and

        (b) is 115% of any additional contract charge for a policy that ended during the first Policy Year and is later reinstated. (This additional contract charge is equal to the difference between the monthly contract charge for the first Policy Year and the monthly contract charge for subsequent Policy Years multiplied by the number of Monthly Deduction Days missed during the first Policy Year because the policy was not in effect).

     (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after termination.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request. If we reinstate your policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

     The cash value of the reinstated policy will be the cash value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan from this cash value or any unpaid loan can be repaid, together with loan interest up to 6% compounded once each year from the end of the late period to the date of reinstatement.

MATURITY DATE

     Your policy matures on the policy anniversary on which the younger insured is, or would have been, age 100. Beginning on this maturity date, the face amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the cash value of your policy.

     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either:

     (1) to receive the cash surrender value of your policy; or

     (2) to continue the policy, without having to pay any more monthly contract or cost of insurance charges.


     If you choose to continue the policy, we will continue to assess separate account charges on the cash value left in the Investment Divisions.


     If you choose to surrender your policy, you must submit a signed request to Variable Products Service Center at the addresses listed on the front cover of this prospectus (or any other address we indicate to you in writing).

     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the last surviving insured dies, we will pay the Policy Proceeds to the beneficiary.

                                  INVESTMENTS

     Your policy offers a choice of investment options in which you can invest your net premium. You may allocate your net premium (1) to any of the Investment Divisions of the Separate Account, and/or (2) to the Fixed Account. We refer to the Investment Divisions and the Fixed Account as your investment options.

THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I is a segregated asset account NYLIAC established to receive and invest your net premiums.


     NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with the resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.


     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law, cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other separate account.


     The Separate Account currently consists of twenty-two Investment Divisions, four of which will be available under your policy beginning May 19, 2000. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses incurred on the assets of an Investment Division are credited to or are charged against the assets of the Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on performance of the Eligible Portfolios. The Eligible Portfolios of the relevant Funds, along with their portfolio managers, are listed in the following table:


FUND                               PORTFOLIO MANAGERS                ELIGIBLE PORTFOLIOS
------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.     MacKay Shields LLC                MainStay VP Capital Appreciation;
                                                                     MainStay VP Cash Management;
                                                                     MainStay VP Convertible;
                                                                     MainStay VP Government;
                                                                     MainStay VP High Yield Corporate
                                                                       Bond;
                                                                     MainStay VP International Equity;
                                                                     MainStay VP Total Return;
                                                                     MainStay VP Value
------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.     Monitor Capital Advisors LLC      MainStay VP Indexed Equity
------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.     Madison Square Advisors LLC       MainStay VP Bond;
                                                                     MainStay VP Growth Equity
------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.     Adviser: New York Life            MainStay VP American Century
                                     Insurance Company                 Income & Growth
                                   Subadviser: American Century
                                     Investment Management, Inc.
------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.     Adviser: New York Life            MainStay VP Dreyfus Large
                                     Insurance Company                 Company Value
                                   Subadviser: The Dreyfus
                                     Corporation
------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.     Adviser: New York Life            MainStay VP Eagle Asset
                                     Insurance Company                 Management Growth Equity
                                   Subadviser: Eagle Asset
                                     Management, Inc.
------------------------------------------------------------------------------------------------------
 The Alger American Fund           Fred Alger Management, Inc.       Alger American Small
                                                                       Capitalization
------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.     Calvert Asset Management          Calvert Social Balanced
                                   Company, Inc.
------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance       Fidelity Management and           Fidelity VIP II Contrafund(R)
 Products Fund II                  Research Company
------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance       Fidelity Management and           Fidelity VIP Equity-Income
 Products Fund                     Research Company
------------------------------------------------------------------------------------------------------
 Janus Aspen Series                Janus Capital Corporation         Janus Aspen Series Balanced;
                                                                     Janus Aspen Series Worldwide
                                                                       Growth
------------------------------------------------------------------------------------------------------
 The Universal Institutional       Morgan Stanley                    Morgan Stanley UIF Emerging
 Funds, Inc.                       Asset Management                    Markets Equity
------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series,      T. Rowe Price Associates, Inc.    T. Rowe Price Equity Income
 Inc.


FUNDS


     MainStay VP Series Fund, Inc.--The Separate Account currently invests in fourteen Eligible Portfolios of the MainStay VP Series Fund, a diversified open-end management investment company. MacKay Shields LLC, Monitor Capital Advisors LLC, Madison Square Advisors LLC and New York Life Insurance Company provide investment advisory services to these Portfolios. American Century Investment Management, Inc., The Dreyfus Corporation and Eagle Asset Management, Inc. provide investment subadvisory services to certain Portfolios. See the prospectus for the MainStay VP Series Fund which is attached to this prospectus.



     The Alger American Fund--The Separate Account currently invests in the Alger American Small Capitalization Portfolio of The Alger American Fund. Currently, the Alger American Small Capitalization Portfolio is the only Eligible Portfolio available through The Alger American Fund for investment by the Separate Account. Fred Alger Management, Inc. provides investment advisory services to the Alger American Small Capitalization Portfolio. See the prospectus for The Alger American Fund which is attached to this prospectus.



     Calvert Variable Series, Inc.--The Separate Account currently invests in the Calvert Social Balanced Portfolio of the Calvert Variable Series, Inc. Currently, the Calvert Social Balanced Portfolio is the only Eligible Portfolio available through the Calvert Variable Series, Inc. for investment by the Separate Account. Calvert Asset Management Company, Inc. provides investment advisory services to the Calvert Social Balanced Portfolio. See the prospectus for the Calvert Variable Series, Inc. which is attached to this prospectus.



     Fidelity Variable Insurance Products Fund (VIP) and Fidelity Variable Insurance Products Fund II (VIP II)--The Separate Account currently invests in the Fidelity VIP II Contrafund Portfolio of the Variable Insurance Products Fund II trust and the Fidelity VIP Equity-Income Portfolio of the Variable Insurance Products Fund trust. Currently, the Fidelity VIP II Contrafund and Fidelity VIP Equity-Income Portfolios are the only Eligible Portfolios available through the Fidelity Funds for investment by the Separate Account. Fidelity Management and Research Company ("FMR") provides investment advisory services to the Fidelity VIP II Contrafund(R) Portfolio and Fidelity VIP Equity-Income Portfolio. See the prospectuses for the Fidelity Variable Insurance Products Funds which are attached to this prospectus.



     Janus Aspen Series--The Separate Account currently invests in the Balanced and Worldwide Growth Portfolios of the Janus Aspen Series. Currently, the Balanced and Worldwide Growth Portfolios are the only Eligible Portfolios available through the Janus Aspen Series for investment by the Separate Account. Janus Capital Corporation provides investment advisory services to the Janus Aspen Series Balanced and Janus Aspen Series Worldwide Growth Portfolios. See the prospectus for the Janus Aspen Series which is attached to this prospectus.



     The Universal Institutional Funds, Inc.--The Separate Account currently invests in the Emerging Markets Equity Portfolio of The Universal Institutional Funds, Inc. (the "Universal Funds"). Currently, the Emerging Markets Equity Portfolio is the only Eligible Portfolio available through the Universal Funds for investment by the Separate Account. Morgan Stanley Asset Management provides investment advisory services to the Emerging Markets Equity Portfolio. See the prospectus for the Universal Funds which is attached to this prospectus.



     T. Rowe Price Equity Series, Inc.--The Separate Account currently invests in the T. Rowe Price Equity Income Portfolio of the T. Rowe Price Equity Series, Inc. Currently, the T. Rowe Price Equity Income Portfolio is the only Eligible Portfolio available through the T. Rowe Price Equity Series, Inc. for investment by the Separate Account. T. Rowe Price Associates, Inc. provides investment advisory services to the T. Rowe Price Equity Income Portfolio. See the prospectus for the T. Rowe Price Equity Series, Inc. which is attached to this prospectus.

PORTFOLIOS


     The Eligible Portfolios, which the Funds offer, are the mutual fund portfolios which you may invest in through the Investment Divisions of the Separate Account. The assets of each Eligible Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment Fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results may differ. The following describes the investment characteristics of each of the twenty-two Portfolios in greater detail:



     The MainStay VP Capital Appreciation Portfolio--The MainStay VP Capital Appreciation Portfolio seeks long-term growth of capital. It seeks to achieve its primary investment objective by maintaining a flexible approach towards investing in various types of companies as well as types of securities depending upon the economic environment and the relative attractiveness of the various securities markets. Generally, the Portfolio will seek to invest in securities issued by companies with investment characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share superior to that of the average common stocks comprising indices such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and increasing return on investment. Dividend income, if any, is a consideration incidental to the Portfolio's objective of growth of capital.



     The MainStay VP Cash Management Portfolio--The MainStay VP Cash Management Portfolio seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. It invests primarily in short-term U.S. Government securities, obligations of banks, commercial paper, short-term corporate obligations and obligations of U.S. and non-U.S. issuers denominated in U.S. dollars. An investment in the MainStay VP Cash Management Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.


     The MainStay VP Convertible Portfolio--The MainStay VP Convertible Portfolio seeks capital appreciation together with current income. The Portfolio will invest primarily in convertible securities consisting of bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stocks or the cash value of a stock or a basket or index of equity securities. Certain of the Portfolio's investments have speculative characteristics.

     The MainStay VP Government Portfolio--The MainStay VP Government Portfolio seeks a high level of current income, consistent with safety of principal. It will invest primarily in U.S. Government securities which include U.S. Treasury obligations and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The U.S. Government securities purchased for this Portfolio, but not the shares of the Portfolio themselves, are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     The MainStay VP High Yield Corporate Bond Portfolio--The MainStay VP High Yield Corporate Bond Portfolio seeks maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. This Portfolio seeks to achieve its primary objective by investment in a diversified portfolio of high yield debt securities which are ordinarily in the lower rating categories of recognized rating agencies that is, rated Baa to B by Moody's Investors Services, Inc. ("Moody's") or BBB to B by Standard & Poor's ("S&P"). Securities rated lower than Baa by Moody's or BBB by S&P, or, if not rated, of equivalent quality, are sometimes referred to as "high yield" securities or "junk bonds." The potential for high yield is accompanied by higher risk. Certain of the Portfolio's investments have speculative characteristics. Capital appreciation is a secondary objective which will be sought only when consistent with this Portfolio's primary objective.


     The MainStay VP International Equity Portfolio--The MainStay VP International Equity Portfolio seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective. In pursuing its investment objective, the Portfolio will seek to invest in securities that provide the potential for strong return but that do not, in MacKay Shields' judgment, present undue or imprudent risk. The Portfolio pursues its objectives by investing its assets in a diversified portfolio of common stocks, preferred stocks, warrants and comparable equity securities.


     The MainStay VP Total Return Portfolio--The MainStay VP Total Return Portfolio seeks to realize current income consistent with reasonable opportunity for future growth of capital and income. The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type. The Portfolio may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments.


     The MainStay VP Value Portfolio--The MainStay VP Value Portfolio seeks maximum long-term total return from a combination of capital growth and income. It seeks to achieve this objective by following flexible investment policies emphasizing investment in common stocks which are, in the opinion of MacKay Shields, undervalued at the time of purchase. This Portfolio will normally invest in dividend-paying common stocks that are listed on a national securities exchange or traded in the over-the-counter market, but may also invest in non-dividend paying stocks in accordance with MacKay Shields' judgment.


     The MainStay VP Bond Portfolio--The MainStay VP Bond Portfolio seeks the highest income over the long-term consistent with preservation of principal. It will invest primarily in fixed-income debt securities of an investment grade, but may also invest in lower-rated securities, convertible debt, and preferred and convertible preferred stock.


     The MainStay VP Growth Equity Portfolio--The MainStay VP Growth Equity Portfolio seeks long-term growth of capital, with income as a secondary consideration. It will invest principally in common stock (and securities convertible into, or with rights to purchase, common stock) of well-established, well-managed companies that appear to have better than average potential for capital appreciation.



     The MainStay VP Indexed Equity Portfolio--The MainStay VP Indexed Equity Portfolio seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R). Using a full replication method, the Portfolio invests in all 500 stocks in the S&P 500(R) in the same proportion as their representation in the S&P 500(R). The S&P 500(R) is an unmanaged index considered representative of the U.S. stock market. The MainStay VP Indexed Equity Portfolio is neither sponsored by or affiliated with the S&P 500(R). Standard & Poor's(R), S&P 500(R), "S&P(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by

Monitor Capital. S&P does not sponsor, endorse, sell or promote the Indexed Equity Portfolio or represent the advisability of investing in the Portfolio.



     The MainStay VP American Century Income & Growth Portfolio--The MainStay VP American Century Income & Growth Portfolio seeks dividend growth, current income and capital appreciation by primarily investing in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).



     The MainStay VP Dreyfus Large Company Value Portfolio--The MainStay VP Dreyfus Large Company Value Portfolio seeks capital appreciation by investing principally in a portfolio of publicly traded equity securities of domestic and foreign issuers which are characterized as value companies.



     The MainStay VP Eagle Asset Management Growth Equity Portfolio--The MainStay VP Eagle Asset Management Growth Equity Portfolio seeks growth through long-term capital appreciation by investing in common stocks that Eagle Asset Management, Inc., the Portfolio's subadviser, believes have sufficient growth potential to offer above average long-term capital appreciation.



     The Alger American Small Capitalization Portfolio--The Alger American Small Capitalization Portfolio seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.



     The Calvert Social Balanced Portfolio--The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.


     The Fidelity VIP II Contrafund Portfolio--The Fidelity VIP II Contrafund Portfolio seeks long-term capital appreciation by investing primarily in common stock. FMR invests in securities of companies whose value it believes is not fully recognized by the public.

     The Fidelity VIP Equity-Income Portfolio--The Fidelity VIP Equity-Income Portfolio seeks reasonable income by investing at least 65% of total assets in income-producing equity securities. The Portfolio will also consider the potential for capital appreciation. Secondarily, the Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500 Index.


     The Janus Aspen Series Balanced Portfolio--The Janus Aspen Series Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified Portfolio that, under normal circumstances, pursues its objective by investing 40% to 60% of its assets in securities selected primarily for their growth potential and 40% to 60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income securities.


     The Janus Aspen Series Worldwide Growth Portfolio--The Janus Aspen Series Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It invests in a diversified portfolio of common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even in a single country.


     The Morgan Stanley UIF Emerging Markets Equity Portfolio--The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging market countries. The Adviser seeks to maximize returns by investing in growth-oriented equity securities in emerging markets. The Adviser's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and managements with a strong shareholder value orientation.



     The T. Rowe Price Equity Income Portfolio--The T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies, paying above average dividends. The Portfolio's investment approach typically employs a "value" approach and seeks companies that have good prospects for capital appreciation and dividend growth.


     THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.


     You can find additional information concerning the investment objectives and policies of the Eligible Portfolios and the investment advisory services and charges and expenses in the current prospectus for the relevant Funds. These prospectuses are attached at the end of this prospectus. It is important to read the Funds' prospectuses carefully before you make any decision about your allocation of premiums to an Investment Division. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results may differ.



     The Funds' shares may also be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.


     We provide certain services to you in connection with investment of premiums and commitment of cash values to the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive a service fee from the investment advisers or other service providers of some of the Funds in return for providing services of this type. Currently, we receive service fees at annual rates ranging from .10% to .21% of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS


     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of the Eligible Portfolios are no longer available for investment or, if we decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the Investment Company Act of 1940, and we obtain any necessary approvals.


     The Separate Account may purchase other securities for other series or classes of policies, or may convert between series or classes of policies based on your request.

     In the future, we may establish additional investment divisions for the Separate Account. Each additional investment division will purchase shares in a new portfolio of a Fund or in another mutual fund. We may establish new investment divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment or other conditions make it appropriate. We may decide whether or not the new investment divisions will be made available to existing policyowners.


     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.


REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the date they are paid.

THE FIXED ACCOUNT

     You may choose to allocate all or part of your net premiums to the Fixed Account.

INTEREST CREDITED ON AMOUNTS IN THE FIXED ACCOUNT

     We will credit any amounts in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 4%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All net premiums applied to, and amounts transferred to, the Fixed Account receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

ASSETS IN THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our general account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We may invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940. Therefore, the Fixed Account and any interests earned in the Fixed Account are generally not subject to these statutes. The staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may, however, be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

TRANSFERS BETWEEN INVESTMENT DIVISIONS AND/OR THE FIXED ACCOUNT

     You may transfer all or part of the cash value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the Investment Divisions of the Separate Account to the Fixed Account, or (3) between the Investment Divisions in the Separate Account.

     You may request a transfer, under the following conditions:

     -- Maximum Transfer--There is no limit on the amount you may transfer from one Investment Division to another Investment Division or to the Fixed Account. The maximum amount you may transfer from the Fixed Account to the Investment Divisions during any Policy Year is 10% of the amount in the Fixed Account at the beginning of the Policy Year.

     -- Minimum Transfer--The minimum amount that you may transfer from the Investment Divisions or the Fixed Account is the lesser of (i) $500 or
        (ii) the total amount in the Investment Divisions or the Fixed Account.

     -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or the Fixed Account you have chosen.

     -- Number of Transfers--You may make an unlimited number of transfers from the Investment Divisions of the Separate Account to the Fixed Account within the first two Policy Years. We may limit this type of transfer after the first two Policy Years. You may make an unlimited number of transfers between Investment Divisions each Policy Year. You may make an unlimited number of transfers from the Fixed Account to the Investment Divisions each Policy Year.

     -- Transfer Charge--We may impose a charge up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep Options as a transfer toward the twelve transfer limit.

REQUESTING A TRANSFER:

     You can request a transfer in three ways:

     -- submit your request in writing on a form we approve to Variable Products
        Service Center at the addresses listed on the front of this prospectus;

     -- telephone a service representative at 800-598-2019 on business days between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time); or

     -- request access to an electronic service known as a Voice Response Unit
        (VRU).

     We will use reasonable procedures to make sure that the instructions we receive through the telephone are genuine. Before a service representative accepts any request, he or she will ask the caller for the caller's Social Security Number and address. We will also record all calls.

     You may use the VRU to transfer monies among the Investment Divisions and/or the Fixed Account and change the allocation of future premium payments. You must complete a Telephone Authorization Form to conduct telephone transfers through the VRU. We will assign a personal identification number (PIN) to you. You must properly enter the PIN before we allow any transactions through the VRU. We reserve the right to temporarily discontinue the availability of the VRU.


     We will confirm all telephone transactions in writing. We are not responsible for any loss, cost or expense for any actions we take based on telephone instructions we believe are genuine. Transfer requests received after 4:00 p.m. will be priced as of the next business day. Transfers will be effected at the price next determined after receipt of the transfer request.


DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you want the transfers to be made, within limits; and


     -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

     We will make all Dollar Cost Averaging transfers on the date you specify, or on the next business day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer, unless we have received a written request at Variable Products Service Center at the addresses listed on the cover page of this prospectus. We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.


     The minimum cash value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the cash value is less than $2,000 on a transfer date. Once the cash value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.


     You may cancel the Dollar Cost Averaging option at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

     This option is available to you at no additional cost.

AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, we will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.


     You may choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. The minimum amount you must have in the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the cash value is less than $2,000 on a reallocation date. Once the cash value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature.


     You may cancel the Automatic Asset Reallocation feature at any time by written request. You may not elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

     This option is available to you at no additional cost.

INTEREST SWEEP


     You may instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. This automatic process is called Interest Sweep. If you choose the Interest Sweep feature, we will ask you to specify:


     -- the date you want this feature to start;

     -- the percentages you want to be transferred to each Investment Division;
        and

     -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.



     We will begin to make Interest Sweep transfers if the amount in the Fixed Account is at least $2,500. You may specify any date that you want us to make these automatic transfers, with the exception of the 29th, 30th or 31st of a month.


     You may not choose the Interest Sweep feature if you have instructed us to allocate any part of your policy expenses to the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your expenses, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

     You may request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation features. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the Interest Sweep transfer first.


     If an Interest Sweep transfer would cause more than 10% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will automatically resume as scheduled. You may cancel the Interest Sweep feature at any time by written request.


     This option is available to you at no additional cost.


THIRD PARTY INVESTMENT ADVISORY ARRANGEMENTS



     In some cases, the policy may be sold to policyowners who independently utilize the services of a third party advisor offering asset allocation and/or market timing services. NYLIAC may honor transfer and withdrawal instructions from such asset allocation and market timing services if it has received authorization to do so from the policyowner participating in the service. We do not endorse, approve or recommend such services in any way and you should be aware that fees paid for such services are separate from and in addition to fees paid under the policy.



     Because the amounts associated with some of these transactions may be unusually large, the investment advisers may have difficulty processing the transactions. In addition, execution of such transactions may possibly adversely affect the Variable Accumulation Values of policyowners who are not utilizing asset allocation or market timing services. Accordingly, NYLIAC reserves the right to not accept transfer instructions which are submitted by any person, asset allocation and/or market timing services on behalf of policyowners.



     We will exercise this right only in accordance with uniform procedures that we may establish from time to time and that will not unfairly discriminate against similarly situated policyowners.

                             DEDUCTIONS AND CHARGES

     We assess certain charges and deductions from your policy as compensation for providing the Life Insurance Benefit under your policy, for providing the benefits under any riders, for administering the policy, for assuming certain risks and for incurring certain expenses in issuing the policy. We deduct four types of charges from your policy:

     -- deductions from premiums,

     -- deductions from cash value,

     -- Separate Account charges, and


     -- Fund charges (deducted by the Funds).



     Additionally, we may assess surrender charges under certain circumstances. Surrender charges are explained on page 49. The Eligible Portfolios also pay advisory fees and other expenses that are deducted from the Portfolio's assets. As an indirect investor in an Eligible Portfolio, you also bear your portion of those expenses. All other charges are described below.

                       SUMMARY OF DEDUCTIONS AND CHARGES


                                                    CURRENT                 GUARANTEED
                                                    -------                 ----------
   DEDUCTIONS FROM PREMIUMS
     Sales Expense Charge
       Policy Years 1-10                    8% up to Target Premium  9% up to Target Premium
                                            4% over Target Premium   6.5% over Target Premium
       Policy Years 11+                     4% up to Target Premium  6.5% of all premiums
                                            0% over Target Premium
     State Tax Charge                       2%                       may vary
     Federal Tax Charge
       Non-Qualified Policies               1.25%                    may vary
       Qualified Policies                   N/A                      N/A
   DEDUCTIONS FROM CASH VALUE
     Monthly Contract Charge
       Policy Year 1                        $59 per month            $62 per month
       Policy Year 2+                       $ 9 per month            $12 per month
     Charges for Cost of Insurance          based on current rates   based on guaranteed rates
     Charge per $1,000 Initial Face Amount
       Policy Years 1-3                     $0.04/$1,000 per month   $0.04/$1,000 per month
                                            (min $10; max $100)      (min $10; max $100)
       Policy Years 4+                      $0                       $0
     Rider Charges                          vary                     vary
   SEPARATE ACCOUNT CHARGES
     Mortality and Expense Risk Charge      .60%*                    .90%*
     Administrative Charge                  .10%*                    .10%*
   FUND CHARGES
     (see chart on page 48)                 vary                     vary


   * equal to an annual rate assessed on the average daily net asset value in the Investment Divisions of the Separate Account.

DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and a state tax charge. If your policy is a Non-Qualified Policy we will also deduct a federal tax charge.

SALES EXPENSE CHARGE


     We deduct a sales expense charge from each premium you pay to partially cover our expenses for selling the policy to you. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge, the charge for cost of insurance protection or the charge per $1,000 of initial face amount.


TARGET PREMIUM

     When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific age, sex, and underwriting class combination of the two insureds and the base policy face amount. We use the Target Premium for the purpose of calculating the sales expense charge and the surrender charge. An increase in your Target Premium will generally increase these charges. You can find your initial Target Premium on the Policy Data Page. If you increase or decrease the face amount of your base policy, we will make a corresponding increase or decrease to your Target Premium.

CURRENT SALES EXPENSE CHARGE


     During each of the first ten Policy Years, we expect to deduct a sales expense charge that is currently 8% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we expect to deduct a sales expense charge that is currently 4% from any additional premiums paid in that Policy Year. Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 4% of any premiums paid up to the Target Premium for a given Policy Year, with no charge for any premiums paid in excess of the Target Premium.


GUARANTEED SALES EXPENSE CHARGE

     We may change the sales expense charge at any time. During each of the first ten Policy Years, we guarantee that any sales expense charge we deduct will never exceed 9% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge of more than 6.5% of any additional premiums paid in that Policy Year. Beginning in the eleventh Policy Year, we guarantee that any sales expense charge will never exceed 6.5% of any premiums paid.

STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders. We deduct 2% of each premium payment you make to cover these state taxes. We may increase the amount we deduct as a state tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

     The federal government imposes limitations on our ability to deduct certain expenses associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

DEDUCTIONS FROM CASH VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders. During the first three Policy Years, we will also deduct a charge per $1,000 of the initial face amount of your policy (not including riders).

     We will deduct these charges from the cash value of your policy on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

EXPENSE ALLOCATION


     If you do not provide us with any instructions on how you would like your expenses allocated, we will deduct these charges from the amount in the Investment Divisions and the amount not held as collateral for a loan in the Fixed Account in proportion to these amounts. You may instruct us to deduct the policy's monthly cash value charges first from the MainStay VP Cash Management Investment Division and/or the Fixed Account. If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account you have chosen are insufficient to pay these charges, we will deduct as much of the charges as possible from these investment options. We will deduct the remainder from the amounts in all of the Investment Divisions and the amount not held as collateral for a loan in the Fixed Account in proportion to the amounts in these investment options.


MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services including premium collection, record keeping, processing claims and communicating to our policyowners.

CURRENT MONTHLY CONTRACT CHARGE

     Currently, we deduct a monthly contract charge of $59 per month from policies in their first Policy Year and we currently expect to deduct $9 per month from policies in later Policy Years.

GUARANTEED MONTHLY CONTRACT CHARGE

     While we may change the monthly contract charge we deduct from your policy at any time, we guarantee that we will never charge you a monthly contract charge that is more than $62 per month during the first Policy Year and $12 per month in later Policy Years.

CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the cash value of your policy. This charge covers the cost of providing Life Insurance Benefits to you.


     The cost of insurance charge is calculated by multiplying the net amount at risk on the Monthly Deduction Day by the monthly cost of insurance rate which applies to the insureds at that time and then adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting). The net amount at risk is based on the difference between the current Life Insurance Benefit of your policy and the policy's cash value.


     Your cost of insurance charge will vary from month to month depending upon changes in the net amount at risk.

     We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time. However, the current rates will never be more than the guaranteed maximum rates shown on the Policy Data Page. We base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Tables appropriate to each Insured's underwriting class if the insureds are a standard underwriting class. We base the guaranteed rates for policies that insure insureds in substandard underwriting classes on different scales. We base the current monthly cost of insurance rates on such factors as the sexes, underwriting classes and issue ages of both insureds and the Policy Year. Changes to the current monthly cost of insurance rates will be based on changes in future expectations of such factors as mortality, investment income, expenses and persistency.

CHARGE PER $1,000 OF INITIAL FACE AMOUNT

     On each Monthly Deduction Day during the first three Policy Years, we will deduct a charge of $0.04 per $1,000 of your policy's initial face amount (not including riders) from your policy's cash value. However, this charge will always be at least $10 per month and will never be more than $100 per month.

RIDER CHARGES

     On each Monthly Deduction Day, we will deduct charges for any optional rider benefits you have chosen from the cash value of your policy.

SUPPLEMENTARY TERM RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to the cost of insurance rate for your policy multiplied by the term insurance death benefit for this rider.

GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to $0.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. The face or benefit amount of a rider is the amount that is multiplied by the cost of insurance rate for that rider.

FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER CHARGE

     If you choose this rider, we will deduct a charge based on the present value of the future charges that we estimate may be waived under this rider and the cost of insurance rate for this rider.

LEVEL FIRST-TO-DIE TERM RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider.

LIVING BENEFITS RIDER CHARGE


     We do not deduct a charge for this rider until it is exercised.


SEPARATE ACCOUNT CHARGES

     In addition to the deductions from premiums and the deductions from cash value, we will also deduct certain charges from the Separate Account's Investment Divisions. We make these deductions on a daily basis.

MORTALITY AND EXPENSE RISK CHARGE


     We deduct on a daily basis a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.


CURRENT MORTALITY AND EXPENSE RISK CHARGE

     We currently deduct on a daily basis, a mortality and expense risk charge that is equal to an annual rate of .60% of the average daily net asset value of the Separate Account.

GUARANTEED MORTALITY AND EXPENSE RISK CHARGE

     While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of .90% of the average daily net asset value of each Investment Division.

ADMINISTRATIVE CHARGE

     We deduct on a daily basis an administrative charge from each Investment Division to cover the cost of providing administrative policy services. We deduct a daily administrative charge that is equal to an annual rate of .10% of the average daily net asset value of the Separate Account to cover these costs. This charge is designed not to produce a profit. We guarantee this charge will not increase.

OTHER CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct any charges from the Investment Divisions for federal income taxes attributable to them. We may choose to deduct such a charge in the future in order to provide for any future income tax liability of the Investment Divisions.

FUND CHARGES


     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects 1999 fees and charges that are provided by the Funds or their agents, which are based on 1999 expenses and may reflect estimated charges:

                                                                                                           MAINSTAY VP
                                             MAINSTAY VP    MAINSTAY VP                                    HIGH YIELD
                                               CAPITAL         CASH        MAINSTAY VP     MAINSTAY VP      CORPORATE
                                             APPRECIATION   MANAGEMENT     CONVERTIBLE      GOVERNMENT        BOND
                                             ------------   -----------    -----------     -----------     -----------
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees............................     0.36%          0.25%          0.36%           0.30%           0.30%
  Administration Fees......................     0.20%          0.20%          0.20%           0.20%           0.20%
  Other Expenses...........................     0.06%          0.06%          0.15%           0.09%           0.07%
  Total Fund Annual Expenses...............     0.62%          0.51%          0.71%           0.59%           0.57%


                                               MAINSTAY VP       MAINSTAY VP                                 MAINSTAY VP
                                              INTERNATIONAL         TOTAL       MAINSTAY VP   MAINSTAY VP       GROWTH
                                                  EQUITY           RETURN          VALUE         BOND           EQUITY
                                              -------------      -----------    -----------   -----------    -----------
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees............................       0.60%             0.32%          0.36%         0.25%          0.25%
  Administration Fees......................       0.20%             0.20%          0.20%         0.20%          0.20%
  Other Expenses...........................       0.27%             0.06%          0.07%         0.05%          0.04%
  Total Fund Annual Expenses...............       1.07%             0.58%          0.63%         0.50%          0.49%


                                             MAINSTAY VP
                                               INDEXED
                                                EQUITY
                                             -----------
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees............................     0.10%
  Administration Fees......................     0.20%
  Other Expenses...........................     0.06%
  Total Fund Annual Expenses...............     0.36%


                                             MAINSTAY VP    MAINSTAY VP
                                               AMERICAN       DREYFUS      MAINSTAY VP
                                               CENTURY         LARGE       EAGLE ASSET    ALGER AMERICAN    CALVERT
                                               INCOME &       COMPANY      MANAGEMENT         SMALL          SOCIAL
                                                GROWTH         VALUE      GROWTH EQUITY   CAPITALIZATION    BALANCED
                                             -----------    -----------   -------------   --------------    --------
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees............................     0.50%          0.60%          0.50%           0.85%          0.70%
  Administration Fees......................     0.20%          0.20%          0.20%           0.00%          0.00%
  Other Expenses...........................     0.15%(e)       0.15%(e)       0.15%(e)        0.05%          0.19%(a)
  Total Fund Annual Expenses...............     0.85%          0.95%          0.85%           0.90%          0.89%(a)


                                                                                              JANUS ASPEN   MORGAN STANLEY
                                                                FIDELITY VIP    JANUS ASPEN     SERIES           UIF
                                             FIDELITY VIP II       EQUITY-        SERIES       WORLDWIDE       EMERGING
                                                CONTRAFUND         INCOME        BALANCED       GROWTH      MARKETS EQUITY
                                             ---------------    ------------    -----------   -----------   --------------
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees............................       0.58%             0.48%          0.65%         0.65%          0.42%
  Administration Fees......................       0.00%             0.00%          0.00%         0.00%          0.25%
  Other Expenses...........................       0.07%             0.08%          0.02%         0.05%          1.12%
  Total Fund Annual Expenses...............       0.65%(b)          0.56%(b)       0.67%(c)      0.70%(c)       1.79%(d)


                                               T. ROWE
                                             PRICE EQUITY
                                                INCOME
                                             ------------
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees............................     0.85%(f)
  Administration Fees......................     0.00%
  Other Expenses...........................     0.00%
  Total Fund Annual Expenses...............     0.85%(f)



------------

(a) "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly, would be 0.86%.
(b)  Through arrangements with certain funds or Fidelity
     Management & Research Company on behalf of certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, total operating expenses presented in the table would have been 0.67% for the Fidelity VIP II Contrafund Portfolio and 0.57% for the
     Fidelity VIP Equity-Income Portfolio.
(c)  Expenses are based upon expenses for the fiscal year ended
     December 31, 1999, restated to reflect a reduction in the management fee for Janus Aspen Series Worldwide Growth and
     Balanced Portfolios. All expenses are shown without the effect of any expense offset arrangements.
(d) Morgan Stanley Asset Management has voluntarily waived receipt of its "Advisory Fees" and agreed to reimburse the Portfolio, if necessary, to the extent that the "Total Fund
     Annual Expenses" of the Portfolio exceed 1.75% of average daily net assets. However, Morgan Stanley has reflected under "Other Expenses" the Portfolio's interest and foreign tax expenses incurred in 1999 which were equal to 0.04% of the Portfolio's average daily net assets. The fee waivers and reimbursements described above may be terminated by Morgan Stanley at any time without notice. Absent such reductions, it is estimated that "Advisory Fees", "Administration Fees" and "Total Fund Annual Expenses" would be 1.25%, 0.25% and 2.62%, respectively.
(e)  "Other Expenses" and "Total Fund Annual Expenses" for the
     MainStay VP American Century Income & Growth, MainStay VP
     Dreyfus Large Company Value and MainStay VP Eagle Asset
     Management Growth Equity Portfolios reflect an expense reimbursement agreement that ended December 31, 1999 limiting "Other Expenses" to 0.15% annually. In the absence of the expense reimbursement arrangement, the "Total Fund
     Annual Expenses" would have been 0.92%, 1.00% and 0.87% for the MainStay VP American Century Income & Growth, MainStay
     VP Dreyfus Large Company Value and MainStay VP Eagle Asset
     Management Growth Equity Portfolios, respectively.
(f)  Management fees include operating expenses.

SURRENDER CHARGES

CHARGES IN POLICY YEARS 1-15

     During the first fifteen Policy Years, we will deduct a surrender charge from the cash value of your policy if you:

        - surrender your policy; or

        - decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal).


     This surrender charge is in addition to the sales expense charge. The surrender charge we will deduct if you surrender your entire policy (assuming you have not made any changes to your policy) is equal to the percentage shown in the table below multiplied by 20% of your Target Premium for the Policy Year in which you surrender your policy. See page 41 for an explanation of Target Premium. The surrender charge we will deduct if you decrease your policy's face amount is described on page 50. Appendix C contains a table of maximum surrender charges that could be assessed under a policy.


    YOUNGER INSURED < ISSUE AGE 85                YOUNGER INSURED >/- ISSUE AGE 85
  ----------------------------------            ----------------------------------
  POLICY YEAR       SURRENDER CHARGE            POLICY YEAR       SURRENDER CHARGE
  -----------       ----------------            -----------       ----------------
      1-6                 100%                      1-4                 100%
        7                  90%                        5                  80%
        8                  80%                        6                  60%
        9                  70%                        7                  40%
       10                  60%                        8                  20%
       11                  50%                        9+                  0%
       12                  40%
       13                  30%
       14                  20%
       15                  10%
       16+                  0%

     The above percentages apply regardless of the years in which you make premium payments.

Example: Assume that a policy (a) has not had an increase in face amount, (b) has a Target Premium of $12,662.14, (c) is issued when the younger insured is under age 85 and (d) is surrendered in any Policy Year 1 through 6. The surrender charge for the policy would be $2,532.43 (i.e., (20% of $12,662.14) multiplied by 100%).

ADDITIONAL CHARGE ON A SURRENDER IN THE FIRST POLICY YEAR

     If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This additional charge equals the difference between a and b multiplied by c [i.e., (a - b) x c], where:
     a = the monthly contract charge for the first Policy Year;
     b = the monthly contract charge for subsequent Policy Years; and c = the number of Monthly Deduction Days between the day you surrender your policy and the first anniversary of your Policy Date.

SURRENDER CHARGES AFTER FACE AMOUNT INCREASES

     If you increase your policy's face amount (other than an increase that results from a change in your Life Insurance Benefit Option), we will apply a new surrender charge schedule to the amount of the increase in the face amount. This schedule will start on the day we process your request. The original surrender charge schedule will continue to apply to the original face amount of your policy.

     If you have made multiple increases to the face amount of your policy, and later decide to decrease the face amount of your policy or surrender it, we will calculate the surrender charge in the following order:

     1) based on the surrender charge associated with the last increase in face amount;

     2) based on each prior increase, in the reverse order in which the increases occurred; and

     3) based on the initial face amount.

SURRENDER CHARGES ON FACE AMOUNT DECREASES

     If you decrease the face amount of your policy, we will deduct a surrender charge, if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge if you surrendered your entire policy after the decrease.

                                              EXAMPLE:
                            --------------------------------------------
                            Face Amount prior to Decrease:     $500,000
                            Amount of Decrease:                $100,000
                            ------------------------           --------
                            Face Amount after Decrease:        $400,000
                            Surrender Charge on Face Amount
                              prior to Decrease ($500,000)     $  1,280
                            Less Surrender Charge on Face
                              Amount after Decrease
                              ($400,000)                       $  1,030
                            ---------------------------------  --------
                            Surrender Charge Deducted          $    250

     We will not impose a surrender charge on a decrease or termination of any rider.

EXCEPTIONS TO SURRENDER CHARGE

     We will not deduct a surrender charge if:

     -- we cancel the policy;

     -- we pay proceeds upon the death of the last surviving insured;

     -- we pay a required Internal Revenue Service minimum distribution; or

     -- you exercise the Policy Split Option.

                                POLICY PROCEEDS

BENEFICIARY

     The beneficiary is the person(s) or entity(ies) you have specified on our records to receive insurance proceeds from your policy.

     -- You name the beneficiary when you apply for the policy.

     -- The beneficiary receives insurance proceeds after the last surviving insured dies, or if there is a Level First-to-Die Term Rider, after either insured dies.

     -- You may elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may have more than one beneficiary in a class.


     -- You may name a different beneficiary to receive benefits under a Level
        First-to-Die Term Rider from the beneficiary you name to receive benefits under your base policy.


     -- You may change the beneficiary while at least one insured is living, by writing to Variable Products Service Center at the addresses listed on the front cover of this prospectus (or another address we indicate to you in writing). Generally, the change will take effect on the date you sign the request.

     -- If no beneficiary is living when the last surviving insured dies, we will pay the Policy Proceeds to you or if you are deceased, to your estate, unless you tell us to do otherwise.

WHEN WE PAY PROCEEDS

     If your policy is still in effect, we will pay any cash surrender value, partial withdrawals, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements at Variable Products Service Center at the addresses listed on the front cover of this prospectus (or any other address we indicate to you in writing).

Situations where payment of proceeds may be delayed:

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the cash surrender value or the Policy Proceeds during any period that:

        a) we are unable to determine the amount to be paid because the New York Stock Exchange is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC"), or the SEC declares that an emergency exists; or

        b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to six months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two year contestable period. Upon receiving the information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after authorization.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial withdrawal or cash surrender value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

PAYMENT OPTIONS

     We will pay your Policy Proceeds in one sum unless you choose otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the last surviving insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     -- Interest Accumulation Option (Option 1A)
        Under this option, the portion of the Policy Proceeds you choose to keep with us will bear interest each year. You may make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1B)
        Under this option, we will pay interest on all or part of the Policy Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
        Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due.

        Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

        Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

        If you ask us, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the sex and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1997-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

Electing or changing a payment option:

     While at least one of the insureds is living, you can elect or change your payment option. You can also elect or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the last surviving insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

PAYEES

     You can only name individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still need to be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.
                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a face increase as a result of a change in the Life Insurance Benefit Option. For any increase(s) in face amount other than one due to a change in the Life Insurance Benefit Option, this two year period begins on the effective date of the increase.

SUICIDE

     While your policy is in effect:

     -- If the death of the first insured who dies is a result of suicide within two years of the Issue Date, your policy will continue to be in effect on the last surviving insured.

     -- If the suicide of both insureds occurs at the same time, or if the suicide of the last surviving insured occurs within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn. If the suicide(s) occurs within two years of the effective date of a face amount increase, we will also pay the limited life insurance benefit, or, if the limited life insurance benefit is not payable, the monthly deductions from cash value made for that increase.

MISSTATEMENT OF AGE OR SEX

     If the policy application misstates either or both of the insured's age or sex, we will adjust the cash value, the cash surrender value, and the Life Insurance Benefit to reflect the correct ages and sexes. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct dates of birth or correct sexes.

ASSIGNMENT


     You may assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of it at Variable Products Service Center at the addresses listed on the front cover of this prospectus (or any other location we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. For more information, please read FEDERAL INCOME TAX CONSIDERATIONS on page 56. You may not assign Qualified Policies.

                                   FREE LOOK

     You have a right to cancel your policy, within certain limits. Under the free look provision of your policy, you generally have twenty days after you receive your policy to return the policy to us and receive a refund. You may cancel increases in the face amount of your policy under the same time limits.


     If you cancel your policy, we will pay you the greater of your policy's cash value on the date you return the policy or the total premium payments you have made, less any loans and any partial withdrawals you have taken. We will allocate net premium payments you make during the free look period plus any interest accrued (currently an annual rate of 3%) on the gross premium to the General Account until the end of the free look period, as stated in your policy.


     If you cancel an increase in face amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums which are allocated to the increase in accordance with the surrender charge provision, less any part of the excess premium payments which we have already paid you.

     You may return the policy to Variable Product Services at the addresses listed on the front cover of this prospectus or you may return it to any of our agency offices or to the registered representative who sold you the policy.

                               EXCHANGE PRIVILEGE

     Within the first twenty four months after the Issue Date of your policy, if you decide you do not want to own a variable policy, you may either (1) transfer all of the amounts you have invested in the Investment Divisions to the Fixed Account of your policy or (2) exchange your policy for a new fixed premium survivorship permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same policy date, issue age, risk classification and initial face amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange your policy:

     -- your policy must be in effect on the date of the exchange;

     -- you must repay any unpaid loan (including any accrued loan interest);
        and

     -- you must submit a proper written request.

     We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the date we receive the necessary payment for your exchange at Variable Products Service Center at the addresses listed on the front cover of this prospectus (or any other location we indicate to you in writing). The exchange will be effective on the later of these two dates. We will require you to make any adjustment to the premiums and cash values of your policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits on that policy will end, unless required by law. The new policy will have the same Issue Date, issue ages, and risk classifications as your original policy.

     During the first two years after any increase in the face amount of your policy you have the right to transfer amounts attributable to this increase from the Investment Divisions to the Fixed Account. The maximum amount you may request as a transfer from the Separate Account to the Fixed Account during this two year period is the lesser of the premium payments you made after you increased your policy's face amount which are attributable to the increase in face amount and the amount in the Separate Account.
              ADDITIONAL PROVISIONS REGARDING THE SEPARATE ACCOUNT

YOUR VOTING RIGHTS

     We will vote the shares that the Investment Divisions of the Separate Account hold in the Funds at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyholders who have invested their premiums in Investment Divisions that invest in the Fund. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.


     While your policy is in effect, you hold a voting interest in each Investment Division that you have amounts invested in. The number of votes you are entitled to will be determined by dividing the cash value of your policy in an Investment Division by the net asset value per share for the Eligible Portfolio underlying that Investment Division.


     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive voting instructions in a timely manner. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek approval by our policyowners.

     Specifically, we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

     -- deregister the Separate Account under the Investment Company Act of
        1940;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts; and

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

     We may also change the name of the Separate Account.
                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are automatically applied to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.


     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies. We may increase the federal tax charge if the government increases this tax liability.


DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to
Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when either insured has a terminal illness. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     The area of the tax law relating to the definition of life insurance does not explicitly address all of the facts that are relevant for the policies (including, for example, the treatment of substandard risk policies, policies with term insurance on the Insureds, and certain tax requirements relating to joint survivorship life insurance policies). We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven policy years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Internal Revenue Code, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its cash surrender value, you will recognize ordinary income for federal tax purposes to the extent that the cash value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a Policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.


     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.


CORPORATE OWNERS

     If you are a corporation, ownership of a policy may affect your exposure to the corporate alternative minimum tax. If you intend to use the policies to fund deferred compensation arrangements, you should consider the tax consequences of these arrangements. You should consult your tax advisors on these matters.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges. Under the proposed regulations, the standards applicable to joint survivor life insurance policies are not entirely clear. While we believe under Internal Revenue Service pronouncements currently in effect that the mortality costs and other expenses used in making calculations to determine whether your policy qualifies as life insurance meet the current requirements, we cannot assure you that the Internal Revenue Service would necessarily agree. It is possible that future regulations will contain standards that would require us to modify the mortality charges used for the purposes of the calculations in order to attempt to retain the qualification of your policy as life insurance for federal income tax purposes, and we reserve the right to make any such modifications.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if you are not one of the insureds or if you do not have an insurable interest in the life of the surviving insured either because the surviving insured is your director, officer or employee or because the surviving insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the Internal Revenue Code. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the Internal Revenue Service may enact.

POLICY SPLIT OPTION

     This option permits a policy to be split into two individual policies. A policy split could have adverse tax consequences. The Internal Revenue Service has ruled privately that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the new policy, the exchange is taxable.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

QUALIFIED PLANS

     The policies are intended to be used with plans qualified under Section 401(a) of the Internal Revenue Code. While these plans include profit sharing plans, 401(k) plans, money purchase pension plans and defined benefit plans, purchasers of these Policies should seek competent legal and tax advice regarding the suitability of these Policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under
Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                                  ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's financial statements are also included in this prospectus. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $29.699 billion at the end of 1999. New York Life has invested in NYLIAC, and will, occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.



PERFORMANCE CALCULATIONS



     From time to time, we may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance, rider charges, and surrender charges.



     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.



     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies:
A.M. Best and Moody's (for financial stability and strength) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.



     We may also advertise a hypothetical illustration of policy values, including all contract charges.

DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC


DIRECTORS:                                  POSITIONS DURING LAST FIVE YEARS:
Seymour Sternberg.........................  Chairman of the Board, Chief Executive Officer and
                                            President of New York Life from April 1997 to date;
                                            President and Chief Operating Officer of New York
                                            Life from October 1995 to April 1997; Vice Chairman
                                            and President Elect from February 1995 to October
                                            1995; Executive Vice President prior thereto.
                                            President of NYLIAC from November 1995 to May 1997.
Richard M. Kernan, Jr.....................  Executive Vice President and Chief Investment Officer
                                            of New York Life from March 1991 to date.
Frederick J. Sievert......................  Vice Chairman of New York Life from January 1997 to date; Executive Vice President from February 1995 to
                                            January 1997; Senior Vice President and Chief
                                            Financial Officer--Individual Operations prior
                                            thereto. President of NYLIAC from May 1997 to date;
                                            Executive Vice President from November 1995 to May
                                            1997; Senior Vice President prior thereto.
George J. Trapp...........................  Executive Vice President of New York Life from June
                                            1995 to date and Corporate Secretary of New York Life
                                            from November 1995 to date; Senior Vice President of
                                            New York Life from 1991 until June 1995. Member of
                                            the Executive Management Committee of New York Life
                                            since 1994.
Phillip J. Hildebrand.....................  Executive Vice President of New York Life from March
                                            1999 to date; Senior Vice President in charge of the
                                            Agency Department of New York Life from 1996 to March
                                            1999. Managing Partner of Dallas General Office of
                                            New York Life from 1994 to 1996.
Howard I. Atkins..........................  Executive Vice President and Chief Financial Officer
                                            of New York Life and NYLIAC from April 1996 to date;
                                            Chief Financial Officer of Midlantic Corporation
                                            prior thereto.

Robert D. Rock............................  Senior Vice President in charge of the Individual
                                            Annuity Department of New York Life from March 1992
                                            to date; Vice President prior thereto. Senior Vice
                                            President of NYLIAC from April 1992 to date.
Frank M. Boccio...........................  Senior Vice President in charge of Individual Policy
                                            Services Department of New York Life since July 1995;
                                            Vice President of New York Life from 1994 to July
                                            1995.
Michael G. Gallo..........................  Senior Vice President in charge of the Individual
                                            Life Department of New York Life from July 1995 to
                                            date; Senior Vice President--Northeastern Agencies
                                            from February 1994 to July 1995; Vice President prior
                                            thereto. Senior Vice President of NYLIAC from August
                                            1995 to date.
Solomon Goldfinger........................  Senior Vice President and Chief Financial Officer in
                                            charge of the Financial Management Department of New
                                            York Life from July 1995 to date; Senior Vice
                                            President in charge of the Individual Life Department
                                            prior thereto. Senior Vice President of NYLIAC from
                                            April 1992 to date.
OFFICERS:
Jay S. Calhoun, III.......................  Senior Vice President and Treasurer of New York Life
                                            from March 1997 to date; Vice President and Treasurer
                                            from November 1992 to March 1997; Corporate Vice
                                            President prior thereto. Senior Vice President and
                                            Treasurer of NYLIAC from May 1997 to date; Vice
                                            President and Treasurer of NYLIAC from January 1993
                                            to May 1997.
Gary E. Wendlandt.........................  Executive Vice President in charge of the Asset
                                            Management Business of New York Life from May 1999 to
                                            date. Executive Vice President of NYLIAC from March
                                            2000 to date. Executive Vice President and Chief
                                            Investment Officer of MassMutual Life Insurance
                                            Company, June 1992 to April 1999.
Richard C. Schwartz.......................  Senior Vice President of New York Life from March
                                            1998 to date. Senior Vice President of NYLIAC from
                                            March 2000 to date. Vice President of New York Life
                                            from 1993.

John A. Cullen............................  Vice President and Deputy Controller of New York Life
                                            from November 1999 to date; Vice President prior
                                            thereto. Vice President and Controller of NYLIAC from
                                            December 1999 to date; Vice President and Assistant
                                            Controller prior thereto.
Frank J. Ollari...........................  Senior Vice President in charge of the Mortgage
                                            Finance Department of New York Life from October 1989
                                            to date. Senior Vice President of NYLIAC from April
                                            1992 to date.
Joel M. Steinberg.........................  Vice President and Actuary of New York Life from
                                            March 1998 to date; Corporate Vice President and
                                            Actuary from March 1996 to March 1998. Actuary prior
                                            to March 1996.
Stephen N. Steinig........................  Senior Vice President and Chief Actuary of New York
                                            Life from February 1994 to date; Chief Actuary and
                                            Controller prior thereto. Senior Vice President and
                                            Chief Actuary of NYLIAC from May 1991 to date.


                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the cash value, cash surrender value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. In addition to these reports, you may request an illustration of your policy at any time by contacting your registered representative.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies: A.M. Best and Moody's Investor's Services Inc. (for financial strength and stability) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.
                           SALES AND OTHER AGREEMENTS

     NYLIFE Distributors Inc., ("NYLIFE Distributors") 51 Madison Avenue, New York, New York 10010, is the principal underwriter and the distributor of the Policies and is an indirect wholly-owned subsidiary of New York Life. The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during a policy's first Policy Year will not exceed 50% of the premiums paid up to a policy's Target Premium (8.0% in the second and subsequent Policy Years) plus 3.5% of premiums paid in excess of such amount. Commissions in excess of the percentage payable on renewal premiums are available for premiums paid in connection with most increases in a policy's face amount. Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. From time to time, NYLIFE Distributors may have or enter into a special arrangement with a broker-dealer, which provides for the payment of higher commissions to such broker-dealer in connection with sales of the policies.

                               LEGAL PROCEEDINGS


     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Many of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.



     Given the uncertain nature of litigation and regulatory inquiries, the outcome cannot be predicted. NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.


                                    EXPERTS



     The financial statements of NYLIAC as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this prospectus have been so included in reliance on the report (which includes an explanatory paragraph relating to a change in its method of accounting for the cost of computer software developed or obtained for internal use as described in
Note 2 to the financial statements) of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



     The financial statements of the Separate Account as of December 31, 1999 and for the year then ended included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



     Irwin Don, FSA, MAAA, Actuary, has examined actuarial matters in this prospectus. We have filed an opinion on actuarial matters as an exhibit to the registration statements we filed with the SEC.

                              FINANCIAL STATEMENTS


     We have included in this prospectus the audited financial statements of NYLIAC (including the auditor's report) for the fiscal years ended December 31, 1999, 1998 and 1997 and of the Separate Account (including the auditor's report) for the year ended December 31, 1999. You should consider the financial statements of NYLIAC as bearing only upon the ability of NYLIAC to meet its obligations under the policy.

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1999

                                                    MAINSTAY VP      MAINSTAY VP
                                                      CAPITAL            CASH         MAINSTAY VP      MAINSTAY VP
                                                    APPRECIATION      MANAGEMENT      CONVERTIBLE       GOVERNMENT
                                                   ----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $248,250,589     $ 22,762,437     $  3,378,694     $  3,570,800
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk charges.................................        419,994           44,442            5,486            6,133
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $247,830,595     $ 22,717,995     $  3,373,208     $  3,564,667
                                                    ============     ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    VUL and SVUL variable accumulation units
      outstanding: 7,630,484; 17,483,479;
      190,417; 269,503; 1,581,024; 343,179;
      2,039,979; 1,578,356; 519,766; 1,946,565;
      3,369,197, respectively....................   $246,982,346     $ 22,447,825     $  3,290,587     $  3,555,262
    VUL 2000 variable accumulation units
      outstanding: 70,003; 267,906; 6,871; 936;
      8,676; 1,200; 8,883; 8,457; 1,421; 26,277;
      175,836, respectively......................        848,249          270,170           82,621            9,405
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $247,830,595     $ 22,717,995     $  3,373,208     $  3,564,667
                                                    ============     ============     ============     ============
    VUL and SVUL variable accumulation unit
      value......................................   $      32.37     $       1.28     $      17.28     $      13.19
                                                    ============     ============     ============     ============
    VUL 2000 variable accumulation unit value....   $      12.12     $       1.01     $      12.02     $      10.05
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $219,380,587     $ 22,762,438     $  3,075,693     $  3,834,138
                                                    ============     ============     ============     ============

                                                      AMERICAN                                            ALGER
                                                      CENTURY       DREYFUS LARGE     EAGLE ASSET        AMERICAN
                                                      INCOME &         COMPANY         MANAGEMENT         SMALL
                                                       GROWTH           VALUE        GROWTH EQUITY    CAPITALIZATION
                                                   ----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $     35,909     $     21,032     $    135,691     $ 16,749,579
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk charges.................................             19                8               13           26,729
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $     35,890     $     21,024     $    135,678     $ 16,722,850
                                                    ============     ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    VUL and SVUL variable accumulation units
      outstanding: --; --; --; 954,307; 64,356;
      1,813,616; 832,595; 1,091,689; 2,010,023;
      455,712; --, respectively..................   $         --     $         --     $         --     $ 16,660,846
    VUL 2000 variable accumulation units
      outstanding: 3,283; 2,034; 9,759; 4,746;
      770; 39,810; 21,318; 76,690; 44,583; 3,912;
      8,647, respectively........................         35,890           21,024          135,678           62,004
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $     35,890     $     21,024     $    135,678     $ 16,722,850
                                                    ============     ============     ============     ============
    VUL and SVUL variable accumulation unit
      value......................................   $         --     $         --     $         --     $      17.46
                                                    ============     ============     ============     ============
    VUL 2000 variable accumulation unit value....   $      10.93     $      10.34     $      13.90     $      13.06
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $     34,889     $     20,834     $    133,193     $ 16,314,853
                                                    ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                         MAINSTAY VP       MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP          GROWTH           INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND             EQUITY            EQUITY
    ---------------------------------------------------------------------------------------------------------------------
     $ 25,980,616     $  6,536,354     $ 48,361,258     $ 28,308,751     $  7,134,827      $ 64,376,426      $121,088,697
           44,501           11,290           83,460           48,083           12,248           112,912           203,551
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 25,936,115     $  6,525,064     $ 48,277,798     $ 28,260,668     $  7,122,579      $ 64,263,514      $120,885,146
     ============     ============     ============     ============     ============      ============      ============
     $ 25,846,254     $  6,511,184     $ 48,176,161     $ 28,171,272     $  7,108,358      $ 63,941,612      $118,869,113
           89,861           13,880          101,637           89,396           14,221           321,902         2,016,033
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 25,936,115     $  6,525,064     $ 48,277,798     $ 28,260,668     $  7,122,579      $ 64,263,514      $120,885,146
     ============     ============     ============     ============     ============      ============      ============
     $      16.35     $      18.97     $      23.62     $      17.85     $      13.68      $      32.85      $      35.28
     ============     ============     ============     ============     ============      ============      ============
     $      10.36     $      11.56     $      11.44     $      10.57     $      10.01      $      12.25      $      11.47
     ============     ============     ============     ============     ============      ============      ============
     $ 28,535,513     $  5,282,639     $ 35,502,480     $ 28,298,257     $  7,727,533      $ 55,166,467      $113,970,586
     ============     ============     ============     ============     ============      ============      ============

                                                                         JANUS ASPEN      MORGAN STANLEY
       CALVERT          FIDELITY         FIDELITY       JANUS ASPEN         SERIES         DEAN WITTER         T. ROWE
        SOCIAL           VIP II            VIP             SERIES         WORLDWIDE      EMERGING MARKETS       PRICE
       BALANCED        CONTRAFUND     EQUITY-INCOME       BALANCED          GROWTH            EQUITY        EQUITY INCOME
    ---------------------------------------------------------------------------------------------------------------------
     $    993,327     $ 37,541,549     $ 13,115,902     $ 23,473,542     $ 53,154,029      $  6,719,728      $     84,995
            1,686           61,031           21,309           37,324           92,836            11,060                 3
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $    991,641     $ 37,480,518     $ 13,094,593     $ 23,436,218     $ 53,061,193      $  6,708,668      $     84,992
     ============     ============     ============     ============     ============      ============      ============
     $    983,387     $ 37,009,050     $ 12,869,070     $ 22,548,988     $ 52,432,340      $  6,650,527      $         --
            8,254          471,468          225,523          887,230          628,853            58,141            84,992
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $    991,641     $ 37,480,518     $ 13,094,593     $ 23,436,218     $ 53,061,193      $  6,708,668      $     84,992
     ============     ============     ============     ============     ============      ============      ============
     $      15.28     $      20.41     $      15.46     $      20.66     $      26.09      $      14.59      $         --
     ============     ============     ============     ============     ============      ============      ============
     $      10.72     $      11.84     $      10.58     $      11.57     $      14.11      $      14.86      $       9.83
     ============     ============     ============     ============     ============      ============      ============
     $    995,807     $ 29,118,554     $ 12,632,107     $ 19,504,034     $ 46,780,275      $  4,251,628      $     86,546
     ============     ============     ============     ============     ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 1999

                                                    MAINSTAY VP      MAINSTAY VP
                                                      CAPITAL            CASH         MAINSTAY VP      MAINSTAY VP
                                                    APPRECIATION      MANAGEMENT      CONVERTIBLE       GOVERNMENT
                                                   ----------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income................................  $          --    $   1,033,284    $     112,711    $     186,993
  Mortality and expense risk charges.............     (1,325,374)        (149,862)         (16,793)         (24,832)
                                                   -------------    -------------    -------------    -------------
      Net investment income (loss)...............     (1,325,374)         883,422           95,918          162,161
                                                   -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments..............    152,344,807      420,117,735          190,880        2,190,273
  Cost of investments sold.......................   (105,222,446)    (420,117,858)        (165,136)      (2,181,903)
                                                   -------------    -------------    -------------    -------------
      Net realized gain (loss) on investments....     47,122,361             (123)          25,744            8,370
  Realized gain distribution received............      9,212,178                8          333,649               --
  Change in unrealized appreciation
    (depreciation) on investments................     (9,158,970)             107          406,847         (259,370)
                                                   -------------    -------------    -------------    -------------
      Net gain (loss) on investments.............     47,175,569               (8)         766,240         (251,000)
                                                   -------------    -------------    -------------    -------------
  Increase (decrease) attributable to funds of
    New York Life Insurance and Annuity
    Corporation retained by Separate Account.....        (57,448)          (1,253)          (1,036)              47
                                                   -------------    -------------    -------------    -------------
      Net increase (decrease) in total equity
        resulting from operations................  $  45,792,747    $     882,161    $     861,122    $     (88,792)
                                                   =============    =============    =============    =============

                                                      AMERICAN                        EAGLE ASSET         ALGER
                                                      CENTURY       DREYFUS LARGE      MANAGEMENT        AMERICAN
                                                      INCOME &         COMPANY           GROWTH           SMALL
                                                     GROWTH(a)         VALUE(a)        EQUITY(a)      CAPITALIZATION
                                                   ----------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income................................  $         221    $         156    $          --    $          --
  Mortality and expense risk charges.............            (18)              (8)             (12)         (64,998)
                                                   -------------    -------------    -------------    -------------
      Net investment income (loss)...............            203              148              (12)         (64,998)
                                                   -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments..............          6,414              798            2,538      309,989,456
  Cost of investments sold.......................         (6,273)            (771)          (1,944)    (306,259,435)
                                                   -------------    -------------    -------------    -------------
      Net realized gain (loss) on investments....            141               27              594        3,730,021
  Realized gain distribution received............             --               --            1,080          735,842
  Change in unrealized appreciation
    (depreciation) on investments................          1,020              198            2,499          212,328
                                                   -------------    -------------    -------------    -------------
      Net gain on investments....................          1,161              225            4,173        4,678,191
                                                   -------------    -------------    -------------    -------------
  Decrease attributable to funds of New York Life
    Insurance and Annuity Corporation retained by
    Separate Account.............................             (1)              --               (1)          (5,174)
                                                   -------------    -------------    -------------    -------------
      Net increase in total equity resulting from
        operations...............................  $       1,363    $         373    $       4,160    $   4,608,019
                                                   =============    =============    =============    =============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                         MAINSTAY VP       MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP          GROWTH           INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND             EQUITY            EQUITY
    ---------------------------------------------------------------------------------------------------------------------
    $   2,919,680    $      19,396    $     795,746    $     349,161    $     429,660     $     340,542     $   1,094,708
         (160,799)         (34,254)        (278,453)        (177,341)         (46,120)         (342,165)         (625,794)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
        2,758,881          (14,858)         517,293          171,820          383,540            (1,623)          468,914
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
        1,691,618        1,039,546        1,942,053        1,474,401          743,861         9,199,644       237,429,723
       (1,669,515)        (946,738)      (1,004,465)      (1,186,551)        (736,993)       (5,816,498)     (223,788,302)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           22,103           92,808          937,588          287,850            6,868         3,383,146        13,641,421
          499,619          133,262        1,305,271               --              553         5,714,804         1,618,939
         (818,497)       1,140,110        3,737,718        1,329,416         (531,346)        4,351,297           734,879
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
         (296,775)       1,366,180        5,980,577        1,617,266         (523,925)       13,449,247        15,995,239
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           (3,665)          (1,636)          (8,421)          (1,483)              71           (18,194)          (21,057)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
    $   2,458,441    $   1,349,686    $   6,489,449    $   1,787,603    $    (140,314)    $  13,429,430     $  16,443,096
    =============    =============    =============    =============    =============     =============     =============

                                                                         JANUS ASPEN      MORGAN STANLEY       T. ROWE
       CALVERT          FIDELITY         FIDELITY       JANUS ASPEN         SERIES         DEAN WITTER          PRICE
        SOCIAL           VIP II            VIP             SERIES         WORLDWIDE      EMERGING MARKETS       EQUITY
       BALANCED        CONTRAFUND     EQUITY-INCOME       BALANCED          GROWTH            EQUITY          INCOME(a)
    ---------------------------------------------------------------------------------------------------------------------
    $      21,450    $      91,179    $     130,390    $     376,018    $      53,187     $         760     $         249
           (4,964)        (176,020)         (74,391)         (91,838)        (220,680)          (24,825)               (3)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           16,486          (84,841)          55,999          284,180         (167,493)          (24,065)              246
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           80,603          828,229        1,148,237          600,921      189,862,953           638,675               746
          (76,785)        (545,722)      (1,035,736)        (420,980)    (174,195,638)         (817,984)             (735)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
            3,818          282,507          112,501          179,941       15,667,315          (179,309)               11
           73,487          668,643          288,230               --               --                --             1,944
             (346)       5,142,920             (219)       3,014,831        4,604,576         3,006,590            (1,551)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           76,959        6,094,070          400,512        3,194,772       20,271,891         2,827,281               404
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
             (106)          (7,286)            (603)          (4,490)         (22,883)           (3,019)               --
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
    $      93,339    $   6,001,943    $     455,908    $   3,474,462    $  20,081,515     $   2,800,197     $         650
    =============    =============    =============    =============    =============     =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1999
and December 31, 1998

                                                             MAINSTAY VP                         MAINSTAY VP
                                                         CAPITAL APPRECIATION                  CASH MANAGEMENT
                                                    ------------------------------      ------------------------------
                                                        1999              1998              1999              1998
                                                    ------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)..................  $ (1,325,374)     $   (719,267)     $    883,422      $    416,851
    Net realized gain (loss) on investments.......    47,122,361        28,598,175              (123)              174
    Realized gain distribution received...........     9,212,178         1,508,712                 8                --
    Change in unrealized appreciation
      (depreciation) on investments...............    (9,158,970)       12,462,126               107              (115)
    Increase (decrease) attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account....       (57,448)          (54,151)           (1,253)             (576)
                                                    ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity
        resulting
        from operations...........................    45,792,747        41,795,595           882,161           416,334
                                                    ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments................    55,159,677        43,015,039        64,486,957        55,826,497
    Cost of insurance.............................   (18,814,467)      (15,632,087)       (2,584,763)       (2,030,838)
    Policyowners' surrenders......................    (8,083,942)       (5,755,421)         (491,187)         (350,776)
    Net transfers to Fixed Account................    (4,927,532)       (3,314,522)         (381,185)         (637,496)
    Transfers between Investment Divisions........    15,795,045         6,185,530       (53,599,684)      (46,950,717)
    Policyowners' death benefits..................      (227,269)         (257,174)             (188)          (18,009)
                                                    ------------      ------------      ------------      ------------
      Net contributions...........................    38,901,512        24,241,365         7,429,950         5,838,661
                                                    ------------      ------------      ------------      ------------
        Increase in total equity..................    84,694,259        66,036,960         8,312,111         6,254,995
TOTAL EQUITY:
    Beginning of year.............................   163,136,336        97,099,376        14,405,884         8,150,889
                                                    ------------      ------------      ------------      ------------
    End of year...................................  $247,830,595      $163,136,336      $ 22,717,995      $ 14,405,884
                                                    ============      ============      ============      ============

                                                             MAINSTAY VP                         MAINSTAY VP
                                                         INTERNATIONAL EQUITY                    TOTAL RETURN
                                                    ------------------------------      ------------------------------
                                                        1999              1998              1999              1998
                                                    ------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)..................  $    (14,858)     $     69,313      $    517,293      $    445,770
    Net realized gain on investments..............        92,808           399,556           937,588           830,540
    Realized gain distribution received...........       133,262                --         1,305,271           933,164
    Change in unrealized appreciation
      (depreciation) on investments...............     1,140,110           253,950         3,737,718         4,843,628
    Increase (decrease) attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account....        (1,636)           (1,447)           (8,421)           (9,150)
                                                    ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity
        resulting from operations.................     1,349,686           721,372         6,489,449         7,043,952
                                                    ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments................     1,598,744         1,534,922        10,858,597         9,007,541
    Cost of insurance.............................      (503,092)         (529,562)       (3,741,166)       (3,313,627)
    Policyowners' surrenders......................      (162,868)         (256,808)       (1,584,812)       (1,211,414)
    Net transfers to Fixed Account................      (187,961)         (141,464)         (909,132)         (772,143)
    Transfers between Investment Divisions........       328,106          (191,458)        1,510,064           524,899
    Policyowners' death benefits..................       (86,667)          (98,515)          (29,909)         (122,817)
                                                    ------------      ------------      ------------      ------------
      Net contributions...........................       986,262           317,115         6,103,642         4,112,439
                                                    ------------      ------------      ------------      ------------
        Increase in total equity..................     2,335,948         1,038,487        12,593,091        11,156,391
TOTAL EQUITY:
    Beginning of year.............................     4,189,116         3,150,629        35,684,707        24,528,316
                                                    ------------      ------------      ------------      ------------
    End of year...................................  $  6,525,064      $  4,189,116      $ 48,277,798      $ 35,684,707
                                                    ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                     MAINSTAY VP
             MAINSTAY VP                         MAINSTAY VP                          HIGH YIELD
             CONVERTIBLE                          GOVERNMENT                        CORPORATE BOND
    ------------------------------      ------------------------------      ------------------------------
        1999              1998              1999              1998              1999              1998
    ------------------------------------------------------------------------------------------------------
    $     95,918      $     73,863      $    162,161      $    127,272      $  2,758,881      $  1,590,363
          25,744             7,340             8,370            37,886            22,103            64,854
         333,649            50,288                --                --           499,619            47,406
         406,847           (85,229)         (259,370)           14,939          (818,497)       (1,498,958)
          (1,036)              (23)               47              (204)           (3,665)              (61)
    ------------      ------------      ------------      ------------      ------------      ------------
         861,122            46,239           (88,792)          179,893         2,458,441           203,604
    ------------      ------------      ------------      ------------      ------------      ------------
         867,144           737,857         1,020,933           766,789         8,302,753         7,559,778
        (271,355)         (229,862)         (338,961)         (242,485)       (2,619,979)       (2,353,235)
         (86,364)          (23,416)         (132,107)          (50,424)         (944,952)         (463,485)
         (11,682)          (24,417)          (38,557)          (33,099)         (456,296)         (263,644)
         250,099           377,042          (307,986)        1,168,469           412,072         1,875,550
            (739)               --              (367)          (27,512)          (18,566)           (8,961)
    ------------      ------------      ------------      ------------      ------------      ------------
         747,103           837,204           202,955         1,581,738         4,675,032         6,346,003
    ------------      ------------      ------------      ------------      ------------      ------------
       1,608,225           883,443           114,163         1,761,631         7,133,473         6,549,607
       1,764,983           881,540         3,450,504         1,688,873        18,802,642        12,253,035
    ------------      ------------      ------------      ------------      ------------      ------------
    $  3,373,208      $  1,764,983      $  3,564,667      $  3,450,504      $ 25,936,115      $ 18,802,642
    ============      ============      ============      ============      ============      ============

             MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP
                VALUE                                BOND                           GROWTH EQUITY
    ------------------------------      ------------------------------      ------------------------------
        1999              1998              1999              1998              1999              1998
    ------------------------------------------------------------------------------------------------------
    $    171,820      $    203,854      $    383,540      $    270,882      $     (1,623)     $     79,088
         287,850           166,506             6,868             2,914         3,383,146           227,341
              --         1,711,646               553           150,296         5,714,804         2,916,300
       1,329,416        (3,245,087)         (531,346)          (24,456)        4,351,297         3,898,766
          (1,483)              952                71              (496)          (18,194)          (10,255)
    ------------      ------------      ------------      ------------      ------------      ------------
       1,787,603        (1,162,129)         (140,314)          399,140        13,429,430         7,111,240
    ------------      ------------      ------------      ------------      ------------      ------------
       9,785,258         9,730,766         2,187,714         1,746,262        15,546,512        12,186,740
      (3,051,256)       (3,192,216)         (693,353)         (615,607)       (5,033,902)       (3,822,721)
      (1,034,284)         (713,023)         (278,012)         (215,276)       (1,962,772)         (927,793)
        (470,194)         (421,071)         (106,081)          (91,675)         (995,672)         (618,303)
        (339,100)        1,606,497           244,474           702,565         3,855,951         3,326,747
        (111,844)         (144,245)           (7,364)         (271,589)          (49,043)          (27,376)
    ------------      ------------      ------------      ------------      ------------      ------------
       4,778,580         6,866,708         1,347,378         1,254,680        11,361,074        10,117,294
    ------------      ------------      ------------      ------------      ------------      ------------
       6,566,183         5,704,579         1,207,064         1,653,820        24,790,504        17,228,534
      21,694,485        15,989,906         5,915,515         4,261,695        39,473,010        22,244,476
    ------------      ------------      ------------      ------------      ------------      ------------
    $ 28,260,668      $ 21,694,485      $  7,122,579      $  5,915,515      $ 64,263,514      $ 39,473,010
    ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 1999
and December 31, 1998


                                                             MAINSTAY VP                           AMERICAN CENTURY
                                                            INDEXED EQUITY                         INCOME & GROWTH
                                                    ------------------------------                 ----------------
                                                        1999              1998                         1999(a)
                                                    ---------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)..................  $    468,914      $    315,924                   $        203
    Net realized gain on investments..............    13,641,421        10,716,754                            141
    Realized gain distribution received...........     1,618,939           557,191                             --
    Change in unrealized appreciation
      (depreciation) on investments...............       734,879           282,888                          1,020
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation
      retained by Separate Account................       (21,057)          (16,684)                            (1)
                                                    ------------      ------------                   ------------
      Net increase in total equity resulting from
        operations................................    16,443,096        11,856,073                          1,363
                                                    ------------      ------------                   ------------
  Contributions and withdrawals:
    Policyowners' premium payments................    38,307,020        23,448,394                          9,386
    Cost of insurance.............................   (11,332,970)       (7,501,864)                        (1,571)
    Policyowners' surrenders......................    (3,449,613)       (1,904,644)                            --
    Net transfers from (to) Fixed Account.........    (1,221,342)       (1,125,551)                        26,125
    Transfers between Investment Divisions........     8,893,653        17,788,953                            587
    Policyowners' death benefits..................       (69,949)          (46,244)                            --
                                                    ------------      ------------                   ------------
      Net contributions...........................    31,126,799        30,659,044                         34,527
                                                    ------------      ------------                   ------------
        Increase in total equity..................    47,569,895        42,515,117                         35,890
TOTAL EQUITY:
    Beginning of year.............................    73,315,251        30,800,134                             --
                                                    ------------      ------------                   ------------
    End of year...................................  $120,885,146      $ 73,315,251                   $     35,890
                                                    ============      ============                   ============

                                                               FIDELITY                            FIDELITY
                                                                VIP II                               VIP
                                                              CONTRAFUND                        EQUITY-INCOME
                                                    ------------------------------      ------------------------------
                                                        1999              1998              1999              1998
                                                    ------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)..................  $    (84,841)     $    (27,964)     $     55,999      $      5,692
    Net realized gain (loss) on investments.......       282,507            54,036           112,501            85,885
    Realized gain distribution received...........       668,643           329,061           288,230           150,693
    Change in unrealized appreciation
      (depreciation) on investments...............     5,142,920         2,790,206              (219)          306,596
    Increase (decrease) attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account....        (7,286)           (4,175)             (603)             (991)
                                                    ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity
        resulting from operations.................     6,001,943         3,141,164           455,908           547,875
                                                    ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments................    13,026,887         7,696,442         4,956,313         3,688,644
    Cost of insurance.............................    (3,705,244)       (2,146,703)       (1,482,147)         (969,176)
    Policyowners' surrenders......................      (667,893)         (449,496)         (286,960)         (171,064)
    Net transfers from (to) Fixed Account.........      (343,741)         (154,308)           53,981           (55,950)
    Transfers between Investment Divisions........     5,534,689         3,975,127         1,108,674         2,915,659
    Policyowners' death benefits..................       (52,911)         (114,379)          (17,479)             (328)
                                                    ------------      ------------      ------------      ------------
      Net contributions...........................    13,791,787         8,806,683         4,332,382         5,407,785
                                                    ------------      ------------      ------------      ------------
        Increase in total equity..................    19,793,730        11,947,847         4,788,290         5,955,660
TOTAL EQUITY:
    Beginning of year.............................    17,686,788         5,738,941         8,306,303         2,350,643
                                                    ------------      ------------      ------------      ------------
    End of year...................................  $ 37,480,518      $ 17,686,788      $ 13,094,593      $  8,306,303
                                                    ============      ============      ============      ============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

    DREYFUS LARGE    EAGLE ASSET
       COMPANY       MANAGEMENT           ALGER AMERICAN                    CALVERT
        VALUE       GROWTH EQUITY      SMALL CAPITALIZATION             SOCIAL BALANCED
    -------------   -------------   ---------------------------   ---------------------------
       1999(a)         1999(a)          1999           1998           1999           1998
    -----------------------------------------------------------------------------------------
    $        148    $        (12)   $    (64,998)  $    (34,358)  $     16,486   $      8,208
              27             594       3,730,021      1,215,940          3,818         15,361
              --           1,080         735,842        374,506         73,487         22,970
             198           2,499         212,328        128,347           (346)        (1,990)
              --              (1)         (5,174)        (1,817)          (106)           (57)
    ------------    ------------    ------------   ------------   ------------   ------------
             373           4,160       4,608,019      1,682,618         93,339         44,492
    ------------    ------------    ------------   ------------   ------------   ------------
           7,985           3,878       3,734,375      2,188,725        316,514        220,463
          (1,534)         (1,165)     (1,014,165)      (772,586)      (111,360)       (66,198)
            (657)             --        (171,665)      (129,594)       (35,089)       (39,108)
          14,857         128,805         (94,044)       (35,391)        (5,479)        (4,614)
              --              --       4,697,824        131,223        283,964        121,446
              --              --         (30,619)          (213)            --           (827)
    ------------    ------------    ------------   ------------   ------------   ------------
          20,651         131,518       7,121,706      1,382,164        448,550        231,162
    ------------    ------------    ------------   ------------   ------------   ------------
          21,024         135,678      11,729,725      3,064,782        541,889        275,654
              --              --       4,993,125      1,928,343        449,752        174,098
    ------------    ------------    ------------   ------------   ------------   ------------
    $     21,024    $    135,678    $ 16,722,850   $  4,993,125   $    991,641   $    449,752
    ============    ============    ============   ============   ============   ============

                                          JANUS ASPEN                 MORGAN STANLEY
            JANUS ASPEN                     SERIES                      DEAN WITTER              T. ROWE
              SERIES                       WORLDWIDE                 EMERGING MARKETS             PRICE
             BALANCED                       GROWTH                        EQUITY              EQUITY INCOME
    ---------------------------   ---------------------------   ---------------------------   -------------
        1999           1998           1999           1998           1999           1998          1999(a)
    -------------------------------------------------------------------------------------------------------
    $    284,180   $    122,429   $   (167,493)  $    271,229   $    (24,065)  $     (1,253)  $        246
         179,941        147,872     15,667,315      1,387,577       (179,309)      (268,494)            11
              --         20,409             --        144,214             --             --          1,944
       3,014,831        851,673      4,604,576      1,447,292      3,006,590       (242,047)        (1,551)
          (4,490)        (1,474)       (22,883)        (4,965)        (3,019)           406             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,474,462      1,140,909     20,081,515      3,245,347      2,800,197       (511,388)           650
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       7,857,797      2,528,610     13,190,861      8,596,803      1,501,600      1,516,539          7,374
      (1,990,257)      (658,423)    (3,974,595)    (2,591,821)      (407,571)      (393,054)        (1,890)
        (263,420)      (138,143)      (850,986)      (474,849)      (108,494)       (74,822)          (654)
         542,842        (52,710)      (145,095)      (198,761)       (94,620)       (25,939)        79,512
       7,429,452      2,191,093      4,014,635      4,521,415        803,924         77,823             --
         (11,226)      (110,888)       (46,785)       (66,168)       (18,592)       (42,802)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
      13,565,188      3,759,539     12,188,035      9,786,619      1,676,247      1,057,745         84,342
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
      17,039,650      4,900,448     32,269,550     13,031,966      4,476,444        546,357         84,992
       6,396,568      1,496,120     20,791,643      7,759,677      2,232,224      1,685,867             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 23,436,218   $  6,396,568   $ 53,061,193   $ 20,791,643   $  6,708,668   $  2,232,224   $     84,992
    ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

NOTES TO FINANCIAL STATEMENTS
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Variable Universal Life Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. The VUL Separate Account-I funds Flexible Premium Variable Life Insurance policies ("VUL policies"), Survivorship Variable Universal Life policies ("SVUL policies"), and Flexible Premium Variable Universal Life policies ("VUL 2000 policies"). VUL, SVUL, and VUL 2000 policies were first offered on June 4, 1993, June 5, 1998, and September 28, 1999, respectively. All three policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL policies offer life insurance protection on two insureds. These policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Securities Inc. and NYLIFE Distributors Inc. are wholly-owned subsidiaries of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the Morgan Stanley Dean Witter Universal Funds, Inc. (formerly, "Morgan Stanley Universal Funds, Inc."), and the T. Rowe Price Equity Series, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.

  New York Life Insurance Company, MacKay Shields LLC, Madison Square Advisors LLC and Monitor Capital Advisors LLC provide investment advisory services to the MainStay VP Series Funds for a fee. MacKay Shields LLC, Madison Square Advisors LLC and Monitor Capital Advisors LLC are wholly-owned subsidiaries of NYLIFE LLC.

  VUL Separate Account-I offers twenty-two variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments. The following Investment Divisions are available for VUL, SVUL and VUL 2000 policies: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, and Morgan Stanley Dean Witter Emerging Markets Equity (formerly, "Morgan Stanley Emerging Markets Equity"). Additionally, the following are available to VUL 2000 Policyowners: American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity, and T. Rowe Price Equity Income. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

  For VUL and SVUL policies, initial premium payments received are allocated to the MainStay VP Cash Management Investment Division until 20 days (10 days in New York) after the policy issue date. For VUL 2000 policies, initial premium payments received are allocated to the General Account of New York Life Insurance and Annuity Corporation until 20 days (10 days in New York) after the policy issue date. Thereafter, premium payments will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of New York Life Insurance and Annuity Corporation.

  No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 1999, the investments of VUL Separate Account-I are as follows:

                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             -------------------------------------------------------------------------
Number of shares...........................       6,713            22,763                  266                  373
Identified cost*...........................    $219,381          $ 22,762             $  3,076             $  3,834

                                               AMERICAN                                                     ALGER
                                               CENTURY         DREYFUS LARGE        EAGLE ASSET            AMERICAN
                                               INCOME &           COMPANY            MANAGEMENT             SMALL
                                                GROWTH             VALUE           GROWTH EQUITY        CAPITALIZATION
                                             -------------------------------------------------------------------------
Number of shares...........................           3                 2                    7                  304
Identified cost*...........................    $     35          $     21             $    133             $ 16,315

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Investment activity for the year ended December 31, 1999, was as follows:

                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             -------------------------------------------------------------------------
Purchases..................................    $199,209          $428,453             $  1,369             $  2,556
Proceeds from sales........................     152,345           420,118                  191                2,190

                                               AMERICAN                                                     ALGER
                                               CENTURY         DREYFUS LARGE        EAGLE ASSET            AMERICAN
                                               INCOME &           COMPANY            MANAGEMENT             SMALL
                                              GROWTH(a)          VALUE(a)         GROWTH EQUITY(a)      CAPITALIZATION
                                             -------------------------------------------------------------------------
Purchases..................................    $     41          $     22             $    135             $317,788
Proceeds from sales........................           6                 1                    3              309,989

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

      MAINSTAY VP      MAINSTAY VP     MAINSTAY VP                                  MAINSTAY VP        MAINSTAY VP
       HIGH YIELD     INTERNATIONAL       TOTAL       MAINSTAY VP   MAINSTAY VP        GROWTH            INDEXED
     CORPORATE BOND      EQUITY          RETURN          VALUE         BOND            EQUITY             EQUITY
     ---------------------------------------------------------------------------------------------------------------
           2,429             422           2,163          1,888           583            2,318              3,971
        $ 28,536        $  5,283        $ 35,502       $ 28,298      $  7,728         $ 55,166           $113,971

                                                                    JANUS ASPEN    MORGAN STANLEY
        CALVERT         FIDELITY        FIDELITY      JANUS ASPEN     SERIES        DEAN WITTER          T. ROWE
         SOCIAL          VIP II            VIP          SERIES       WORLDWIDE    EMERGING MARKETS        PRICE
        BALANCED       CONTRAFUND     EQUITY-INCOME    BALANCED       GROWTH           EQUITY         EQUITY INCOME
     ---------------------------------------------------------------------------------------------------------------
             458           1,288             510            841         1,113              483                  5
        $    996        $ 29,119        $ 12,632       $ 19,504      $ 46,780         $  4,252           $     87

      MAINSTAY VP      MAINSTAY VP     MAINSTAY VP                                  MAINSTAY VP        MAINSTAY VP
       HIGH YIELD     INTERNATIONAL       TOTAL       MAINSTAY VP   MAINSTAY VP        GROWTH            INDEXED
     CORPORATE BOND      EQUITY          RETURN          VALUE         BOND            EQUITY             EQUITY
     ---------------------------------------------------------------------------------------------------------------
        $  9,635        $  2,146        $  9,881       $  6,433      $  2,478         $ 26,301           $270,712
           1,692           1,040           1,942          1,474           744            9,200            237,430

                                                                    JANUS ASPEN    MORGAN STANLEY
        CALVERT         FIDELITY        FIDELITY      JANUS ASPEN     SERIES        DEAN WITTER          T. ROWE
         SOCIAL          VIP II            VIP          SERIES       WORLDWIDE    EMERGING MARKETS        PRICE
        BALANCED       CONTRAFUND     EQUITY-INCOME    BALANCED       GROWTH           EQUITY        EQUITY INCOME(a)
     ---------------------------------------------------------------------------------------------------------------
        $    620        $ 15,229        $  5,831       $ 14,473      $201,919         $  2,295           $     87
              81             828           1,148            601       189,863              639                  1

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

VUL Separate Account-I is charged for administrative services provided and the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. For VUL and SVUL policies, these charges are made daily at an annual rate of .70% of the daily net asset value of each Investment Division. New York Life Insurance and Annuity Corporation may increase these charges in the future up to a maximum annual rate of 1.00%. For VUL 2000 policies, the mortality and expense risk charge is made daily at an annual rate of .50% of the daily net asset value of each Investment Division. New York Life Insurance and Annuity Corporation may increase this charge to a maximum annual rate of .80%.

    The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

    For VUL 2000 policies, an administrative charge is assessed at the policy level based on the cash value in the Separate Account as follows: .20% if less than $10,000; .15% if $10,000 to $19,999.99; .10% if $20,000 to $29,999.99; .05%
if $30,000 to $49,999.99; 0% if $50,000 or more. New York Life Insurance and Annuity Corporation may increase the administrative charge in the future up to an annual maximum rate of .20% of the Separate Account cash value.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 1999 and December 31, 1998, were as follows:

                                                MAINSTAY VP           MAINSTAY VP
                                           CAPITAL APPRECIATION     CASH MANAGEMENT
                                           ---------------------   -----------------
                                            1999(a)      1998      1999(a)    1998
                                           -----------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.........     1,998       2,003     51,235    46,217
Units redeemed on cost of insurance......      (687)       (727)    (2,039)   (1,679)
Units redeemed on surrenders.............      (293)       (266)      (390)     (289)
Units redeemed on net transfers to
  Fixed Account..........................      (242)       (177)      (646)     (569)
Units issued (redeemed) on transfers
  between Investment Divisions...........       585         331    (42,359)  (38,887)
Units redeemed on death benefits.........        (8)        (12)        --       (15)
                                            -------     -------    -------   -------
  Net increase...........................     1,353       1,152      5,801     4,778
Units outstanding, beginning of year.....     6,277       5,125     11,682     6,904
                                            -------     -------    -------   -------
Units outstanding, end of year...........     7,630       6,277     17,483    11,682
                                            =======     =======    =======   =======
VUL 2000 POLICIES
Units issued on premium payments.........        13          --         27        --
Units redeemed on cost of insurance......        (3)         --        (22)       --
Units issued on net transfers from
  Fixed Account..........................        56          --        427        --
Units issued (redeemed) on transfers
   between Investment Divisions............         4          --       (164)       --
                                            -------     -------    -------   -------
  Net increase...........................        70          --        268        --
Units outstanding, beginning of year.....        --          --         --        --
                                            -------     -------    -------   -------
Units outstanding, end of year...........        70          --        268        --
                                            =======     =======    =======   =======


                                                MAINSTAY VP           MAINSTAY VP
                                           INTERNATIONAL EQUITY      TOTAL RETURN
                                           ---------------------   -----------------
                                            1999(a)      1998      1999(a)    1998
                                           -----------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.........       102         113        513       509
Units redeemed on cost of insurance......       (32)        (39)      (178)     (187)
Units redeemed on surrenders.............       (10)        (19)       (75)      (68)
Units redeemed on net transfers to
  Fixed Account..........................       (17)        (11)       (61)      (50)
Units issued (redeemed) on transfers

 between Investment Divisions............        25         (14)        86        35
Units redeemed on death benefits.........        (6)         (7)        (1)       (7)
                                            -------     -------    -------   -------
  Net increase...........................        62          23        284       232
Units outstanding, beginning of year.....       281         258      1,756     1,524
                                            -------     -------    -------   -------
Units outstanding, end of year...........       343         281      2,040     1,756
                                            =======     =======    =======   =======
VUL 2000 POLICIES
Units issued on premium payments.........        --          --          1        --
Units redeemed on cost of insurance......        --          --         --        --
Units issued on net transfers from
  Fixed Account..........................         1          --          8        --
                                            -------     -------    -------   -------
  Net increase...........................         1          --          9        --
Units outstanding, beginning of year.....        --          --         --        --
                                            -------     -------    -------   -------
Units outstanding, end of year...........         1          --          9        --
                                            =======     =======    =======   =======

(a) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                               MAINSTAY VP
       MAINSTAY VP         MAINSTAY VP         HIGH YIELD
       CONVERTIBLE         GOVERNMENT        CORPORATE BOND
    -----------------   -----------------   -----------------
    1999(a)    1998     1999(a)    1998     1999(a)    1998
    ---------------------------------------------------------
        59         61       77         59      524        518
       (19)       (19)     (25)       (19)    (166)      (162)
        (6)        (2)     (10)        (4)     (59)       (32)
        (3)        (3)      (5)        (3)     (37)       (20)
        15         32      (22)        89       31        129
        --         --       --         (2)      (1)        (1)
    -------   -------   -------   -------   -------   -------
        46         69       15        120      292        432
       144         75      255        135    1,289        857
    -------   -------   -------   -------   -------   -------
       190        144      270        255    1,581      1,289
    =======   =======   =======   =======   =======   =======
         1         --       --         --        1         --
        --         --       --         --       --         --
         3         --        1         --        8         --
         3         --       --         --       --         --
    -------   -------   -------   -------   -------   -------
         7         --        1         --        9         --
        --         --       --         --       --         --
    -------   -------   -------   -------   -------   -------
         7         --        1         --        9         --
    =======   =======   =======   =======   =======   =======


       MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
          VALUE               BOND            GROWTH EQUITY
    -----------------   -----------------   -----------------
    1999(a)    1998     1999(a)    1998     1999(a)    1998
    ---------------------------------------------------------
       556        563      157        131      558        545
      (173)      (184)     (50)       (46)    (182)      (171)
       (58)       (41)     (20)       (16)     (70)       (42)
       (39)       (26)     (11)        (8)     (50)       (30)
       (14)        88       21         53      142        151
        (7)        (8)      --        (21)      (2)        (1)
    -------   -------   -------   -------   -------   -------
       265        392       97         93      396        452
     1,313        921      423        330    1,551      1,099
    -------   -------   -------   -------   -------   -------
     1,578      1,313      520        423    1,947      1,551
    =======   =======   =======   =======   =======   =======
         2         --       --         --        5         --
        --         --       --         --       (1)        --
         6         --        1         --       22         --
    -------   -------   -------   -------   -------   -------
         8         --        1         --       26         --
        --         --       --         --       --         --
    -------   -------   -------   -------   -------   -------
         8         --        1         --       26         --
    =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------


                                            MAINSTAY VP      AMERICAN CENTURY
                                          INDEXED EQUITY     INCOME & GROWTH
                                         -----------------   ----------------
                                         1999(a)    1998         1999(a)
                                         ------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.......    1,172       900            --
Units redeemed on cost of insurance....     (356)     (289)           --
Units redeemed on surrenders...........     (108)      (73)           --
Units redeemed on net transfers to
  Fixed Account........................     (101)      (47)           --
Units issued on transfers between
  Investment Divisions.................      273       667            --
Units redeemed on death benefits.......       (2)       (2)           --
                                         -------   -------       -------
  Net increase.........................      878     1,156            --
Units outstanding, beginning of year...    2,491     1,335            --
                                         -------   -------       -------
Units outstanding, end of year.........    3,369     2,491            --
                                         =======   =======       =======
VUL 2000 POLICIES
Units issued on premium payments.......       80        --             1
Units redeemed on cost of insurance....       (4)       --            --
Units issued on net transfers from
  Fixed Account........................       97        --             2
Units issued on transfers between
  Investment Divisions.................        3        --            --
                                         -------   -------       -------
  Net increase.........................      176        --             3
Units outstanding, beginning of year...       --        --            --
                                         -------   -------       -------
Units outstanding, end of year.........      176        --             3
                                         =======   =======       =======


                                               FIDELITY            FIDELITY
                                                VIP II                VIP
                                              CONTRAFUND         EQUITY-INCOME
                                           -----------------   -----------------
                                           1999(a)    1998     1999(a)    1998
                                           -------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.........      723       542       320       267
Units redeemed on cost of insurance......     (207)     (151)      (95)      (70)
Units redeemed on surrenders.............      (37)      (31)      (18)      (13)
Units redeemed on net transfers to
  Fixed Account..........................      (41)      (14)      (11)       (5)
Units issued on transfers between
  Investment Divisions...................      310       283        71       210
Units redeemed on death benefits.........       (3)       (8)       (1)       --
                                           -------   -------   -------   -------
  Net increase...........................      745       621       266       389
Units outstanding, beginning of year.....    1,069       448       567       178
                                           -------   -------   -------   -------
Units outstanding, end of year...........    1,814     1,069       833       567
                                           =======   =======   =======   =======
VUL 2000 POLICIES
Units issued on premium payments.........        9        --         2        --
Units redeemed on cost of insurance......       (2)       --        (1)       --
Units issued on net transfers from
  Fixed Account..........................       33        --        20        --
Units issued on transfers between
  Investment Divisions...................       --        --        --        --
                                           -------   -------   -------   -------
  Net increase...........................       40        --        21        --
Units outstanding, beginning of year.....       --        --        --        --
                                           -------   -------   -------   -------
Units outstanding, end of year...........       40        --        21        --
                                           =======   =======   =======   =======

(a) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                          ALGER
    DREYFUS LARGE    EAGLE ASSET        AMERICAN
       COMPANY       MANAGEMENT           SMALL              CALVERT
        VALUE       GROWTH EQUITY    CAPITALIZATION      SOCIAL BALANCED
    -------------   -------------   -----------------   -----------------
       1999(a)         1999(a)      1999(a)    1998     1999(a)    1998
    ---------------------------------------------------------------------
            --              --          272       202        22        16
            --              --          (77)      (71)       (8)       (5)
            --              --          (13)      (12)       (2)       (3)
            --
            --              --          (11)       (4)       (1)       --
            --              --          379       112        20        10
            --              --           (3)       --        --        --
       -------         -------      -------   -------   -------   -------
            --              --          547       227        31        18
            --              --          407       180        33        15
       -------         -------      -------   -------   -------   -------
            --              --          954       407        64        33
       =======         =======      =======   =======   =======   =======
             1              --            1        --        --        --
            --              --           --        --        --        --
             1              10            3        --         1        --
            --              --            1        --        --        --
       -------         -------      -------   -------   -------   -------
             2              10            5        --         1        --
            --              --           --        --        --        --
       -------         -------      -------   -------   -------   -------
             2              10            5        --         1        --
       =======         =======      =======   =======   =======   =======

                           JANUS ASPEN       MORGAN STANLEY
       JANUS ASPEN           SERIES            DEAN WITTER         T. ROWE
         SERIES             WORLDWIDE       EMERGING MARKETS        PRICE
        BALANCED             GROWTH              EQUITY         EQUITY INCOME
    -----------------   -----------------   -----------------   -------------
    1999(a)    1998     1999(a)    1998     1999(a)    1998        1999(a)
    -------------------------------------------------------------------------
        425       180       710       596       156       181           --
       (108)      (47)     (218)     (179)      (42)      (46)          --
        (14)      (10)      (45)      (33)      (11)       (9)          --
         (8)       (4)      (37)      (17)      (14)       (4)          --
        407       157       300       317        72        10           --
         --        (8)       (2)       (4)       (2)       (4)          --
    -------   -------   -------   -------   -------   -------      -------
        702       268       708       680       159       128           --
        390       122     1,302       622       297       169           --
    -------   -------   -------   -------   -------   -------      -------
      1,092       390     2,010     1,302       456       297           --
    =======   =======   =======   =======   =======   =======      =======
         12        --         7        --         1        --            1
         (2)       --        (1)       --        --        --           --
         64        --        39        --         3        --            8
          3        --        --        --        --        --           --
    -------   -------   -------   -------   -------   -------      -------
         77        --        45        --         4        --            9
         --        --        --        --        --        --           --
    -------   -------   -------   -------   -------   -------      -------
         77        --        45        --         4        --            9
    =======   =======   =======   =======   =======   =======      =======

NOTE 6--Selected Per Unit Data+:
--------------------------------------------------------------------------------

The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of VUL Separate Account-I:

                                                                                  MAINSTAY VP
                                                                             CAPITAL APPRECIATION
                                                                -----------------------------------------------
                                                                1999(c)    1998      1997      1996      1995
                                                                -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................    $25.99    $18.95    $15.45    $13.10    $ 9.72
Net investment income (loss)................................     (0.19)    (0.12)    (0.12)    (0.09)       --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      6.57      7.16      3.62      2.44      3.38
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $32.37    $25.99    $18.95    $15.45    $13.10
                                                                ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year...............................    $10.00    $   --    $   --    $   --    $   --
Net investment income (loss)................................     (0.01)       --        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      2.13        --        --        --        --
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $12.12    $   --    $   --    $   --    $   --
                                                                ======    ======    ======    ======    ======

                                                                                  MAINSTAY VP
                                                                                  GOVERNMENT
                                                                -----------------------------------------------
                                                                1999(c)    1998      1997      1996      1995
                                                                -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................    $13.52    $12.49    $11.49    $11.31    $ 9.76
Net investment income (loss)................................      0.60      0.71      0.71      0.76      0.93
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................     (0.93)     0.32      0.29     (0.58)     0.62
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $13.19    $13.52    $12.49    $11.49    $11.31
                                                                ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year...............................    $10.00    $   --    $   --    $   --    $   --
Net investment income (loss)................................      1.04        --        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................     (0.99)       --        --        --        --
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $10.05    $   --    $   --    $   --    $   --
                                                                ======    ======    ======    ======    ======

                                                                                  MAINSTAY VP
                                                                                 TOTAL RETURN
                                                                -----------------------------------------------
                                                                1999(c)    1998      1997      1996      1995
                                                                -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................    $20.32    $16.10    $13.76    $12.37    $ 9.70
Net investment income.......................................      0.27      0.27      0.26      0.26      0.32
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      3.03      3.95      2.08      1.13      2.35
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $23.62    $20.32    $16.10    $13.76    $12.37
                                                                ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year...............................    $10.00    $   --    $   --    $   --    $   --
Net investment income.......................................      0.31        --        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      1.13        --        --        --        --
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $11.44    $   --    $   --    $   --    $   --
                                                                ======    ======    ======    ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
(b) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(c) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                      MAINSTAY VP                                  MAINSTAY VP
                    CASH MANAGEMENT                                CONVERTIBLE
    -----------------------------------------------   -------------------------------------
    1999(c)    1998      1997      1996      1995     1999(c)    1998      1997     1996(b)
    ---------------------------------------------------------------------------------------
    $ 1.23    $ 1.18    $ 1.13    $ 1.08    $ 1.03    $12.26    $11.81    $10.31    $10.00
      0.06      0.05      0.05      0.04      0.05      0.56      0.68      0.64      0.16
     (0.01)       --        --      0.01        --      4.46     (0.23)     0.86      0.15
    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 1.28    $ 1.23    $ 1.18    $ 1.13    $ 1.08    $17.28    $12.26    $11.81    $10.31
    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $ 1.00    $   --    $   --    $   --    $   --    $10.00    $   --    $   --    $   --
      0.01        --        --        --        --      0.95        --        --        --
        --        --        --        --        --      1.07        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 1.01    $   --    $   --    $   --    $   --    $12.02    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======

                      MAINSTAY VP                                       MAINSTAY VP
                      HIGH YIELD                                       INTERNATIONAL
                    CORPORATE BOND                                        EQUITY
    -----------------------------------------------   -----------------------------------------------
    1999(c)    1998      1997      1996     1995(a)   1999(c)    1998      1997      1996     1995(a)
    -------------------------------------------------------------------------------------------------
    $14.58    $14.31    $12.75    $10.95    $10.00    $14.92    $12.20    $11.69    $10.65    $10.00
      1.90      1.46      0.67      0.61      0.36     (0.05)     0.26      0.33      0.58      0.46
     (0.13)    (1.19)     0.89      1.19      0.59      4.10      2.46      0.18      0.46      0.19
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $16.35    $14.58    $14.31    $12.75    $10.95    $18.97    $14.92    $12.20    $11.69    $10.65
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $10.00    $   --    $   --    $   --    $   --    $10.00    $   --    $   --    $   --    $   --
      2.31        --        --        --        --     (0.01)       --        --        --        --
     (1.95)       --        --        --        --      1.57        --        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $10.36    $   --    $   --    $   --    $   --    $11.56    $   --    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

                      MAINSTAY VP                                       MAINSTAY VP
                         VALUE                                             BOND
    -----------------------------------------------   -----------------------------------------------
    1999(C)    1998      1997      1996     1995(a)   1999(C)    1998      1997      1996      1995
    -------------------------------------------------------------------------------------------------
    $16.52    $17.35    $14.22    $11.62    $10.00    $13.99    $12.91    $11.85    $11.70    $ 9.96
      0.12      0.18      0.12      0.12      0.05      0.80      0.72      0.80      0.92      1.03
      1.21     (1.01)     3.01      2.48      1.57     (1.11)     0.36      0.26     (0.77)     0.71
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $17.85    $16.52    $17.35    $14.22    $11.62    $13.68    $13.99    $12.91    $11.85    $11.70
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $10.00    $   --    $   --    $   --    $   --    $10.00    $   --    $   --    $   --    $   --
      0.22        --        --        --        --      1.71        --        --        --        --
      0.35        --        --        --        --     (1.70)       --        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $10.57    $   --    $   --    $   --    $   --    $10.01    $   --    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

--------------------------------------------------------------------------------

                                                                                  MAINSTAY VP
                                                                                 GROWTH EQUITY
                                                                -----------------------------------------------
                                                                1999(b)    1998      1997      1996      1995
                                                                -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................    $25.45    $20.25    $16.09    $13.01    $10.14
Net investment income.......................................        --      0.06      0.04      0.08      0.17
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      7.40      5.14      4.12      3.00      2.70
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $32.85    $25.45    $20.25    $16.09    $13.01
                                                                ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year...............................    $10.00    $   --    $   --    $   --    $   --
Net investment income.......................................      0.12        --        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      2.13        --        --        --        --
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $12.25    $   --    $   --    $   --    $   --
                                                                ======    ======    ======    ======    ======

                                                                                 EAGLE ASSET
                                                                DREYFUS LARGE    MANAGEMENT
                                                                COMPANY VALUE   GROWTH EQUITY
                                                                -------------   -------------
                                                                   1999(b)         1999(b)
                                                                -----------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................       $   --          $   --
Net investment income (loss)................................           --              --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital shared
  transactions).............................................           --              --
                                                                   ------          ------
Unit value, end of year.....................................       $   --          $   --
                                                                   ======          ======
VUL 2000 POLICIES
Unit value, beginning of year...............................       $10.00          $10.00
Net investment income (loss)................................         0.16              --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital shared
  transactions).............................................         0.18            3.90
                                                                   ------          ------
Unit value, end of year.....................................       $10.34          $13.90
                                                                   ======          ======

                                                                     FIDELITY VIP II CONTRAFUND
                                                                -------------------------------------
                                                                1999(B)    1998      1997     1996(a)
                                                                -------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................    $16.54    $12.81    $10.39    $10.00
Net investment income (loss)................................     (0.06)    (0.04)    (0.06)    (0.01)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital shared
  transactions).............................................      3.93      3.77      2.48      0.40
                                                                ------    ------    ------    ------
Unit value, end of year.....................................    $20.41    $16.54    $12.81    $10.39
                                                                ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year...............................    $10.00    $   --    $   --    $   --
Net investment income (loss)................................     (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      1.85        --        --        --
                                                                ------    ------    ------    ------
Unit value, end of year.....................................    $11.84    $   --    $   --    $   --
                                                                ======    ======    ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(b) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                      MAINSTAY VP                     AMERICAN CENTURY
                    INDEXED EQUITY                    INCOME & GROWTH
    -----------------------------------------------   ----------------
    1999(b)    1998      1997      1996      1995         1999(b)
    ------------------------------------------------------------------
    $29.44    $23.07    $17.49    $14.39    $10.58         $   --
      0.16      0.17      0.22      0.24      0.34             --
      5.68      6.20      5.36      2.86      3.47             --
    ------    ------    ------    ------    ------         ------
    $35.28    $29.44    $23.07    $17.49    $14.39         $   --
    ======    ======    ======    ======    ======         ======
    $10.00    $   --    $   --    $   --    $   --         $10.00
      0.22        --        --        --        --           0.11
      1.25        --        --        --        --           0.82
    ------    ------    ------    ------    ------         ------
    $11.47    $   --    $   --    $   --    $   --         $10.93
    ======    ======    ======    ======    ======         ======

               ALGER AMERICAN                              CALVERT
            SMALL CAPITALIZATION                       SOCIAL BALANCED
    -------------------------------------   -------------------------------------
    1999(b)    1998      1997     1996(a)   1999(b)    1998      1997     1996(a)
    -----------------------------------------------------------------------------
    $12.26    $10.69    $ 9.66    $10.00    $13.71    $11.88    $ 9.96    $10.00
     (0.10)    (0.11)    (0.07)    (0.01)     0.33      0.36      0.40      0.21
      5.30      1.68      1.10     (0.33)     1.24      1.47      1.52     (0.25)
    ------    ------    ------    ------    ------    ------    ------    ------
    $17.46    $12.26    $10.69    $ 9.66    $15.28    $13.71    $11.88    $ 9.96
    ======    ======    ======    ======    ======    ======    ======    ======
    $10.00    $   --    $   --    $   --    $10.00    $   --    $   --    $   --
     (0.02)       --        --        --      0.61        --        --        --
      3.08        --        --        --      0.11        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------
    $13.06    $   --    $   --    $   --    $10.72    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======

         FIDELITY VIP EQUITY-INCOME              JANUS ASPEN SERIES BALANCED
    -------------------------------------   -------------------------------------
    1999(b)    1998      1997     1996(a)   1999(b)    1998      1997     1996(a)
    -----------------------------------------------------------------------------
    $14.64    $13.21    $10.38    $10.00    $16.41    $12.31    $10.15    $10.00
      0.08      0.02     (0.04)    (0.01)     0.39      0.52      0.35      0.17
      0.74      1.41      2.87      0.39      3.86      3.58      1.81     (0.02)
    ------    ------    ------    ------    ------    ------    ------    ------
    $15.46    $14.64    $13.21    $10.38    $20.66    $16.41    $12.31    $10.15
    ======    ======    ======    ======    ======    ======    ======    ======
    $10.00    $   --    $   --    $   --    $10.00    $   --    $   --    $   --
     (0.01)       --        --        --      0.21        --        --        --
      0.59        --        --        --      1.36        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------
    $10.58    $   --    $   --    $   --    $11.57    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======

--------------------------------------------------------------------------------

                                                                             JANUS ASPEN
                                                                       SERIES WORLDWIDE GROWTH
                                                                -------------------------------------
                                                                1999(b)    1998      1997     1996(a)
                                                                -------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................    $15.97    $12.48    $10.29    $10.00
Net investment income (loss)................................     (0.10)     0.29      0.06      0.09
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................     10.22      3.20      2.13      0.20
                                                                ------    ------    ------    ------
Unit value, end of year.....................................    $26.09    $15.97    $12.48    $10.29
                                                                ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year...............................    $10.00    $   --    $   --    $   --
Net investment loss.........................................     (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital shared
  transactions).............................................      4.12        --        --        --
                                                                ------    ------    ------    ------
Unit value, end of year.....................................    $14.11    $   --    $   --    $   --
                                                                ======    ======    ======    ======

                                                                           MORGAN STANLEY
                                                                             DEAN WITTER
                                                                       EMERGING MARKETS EQUITY
                                                                -------------------------------------
                                                                1999(b)    1998      1997     1996(a)
                                                                -------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................    $ 7.51    $ 9.97    $10.01    $10.00
Net investment income (loss)................................     (0.07)    (0.01)     0.06      0.02
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      7.15     (2.45)    (0.10)    (0.01)
                                                                ------    ------    ------    ------
Unit value, end of year.....................................    $14.59    $ 7.51    $ 9.97    $10.01
                                                                ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year...............................    $10.00    $   --    $   --    $   --
Net investment loss.........................................     (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      4.87        --        --        --
                                                                ------    ------    ------    ------
Unit value, end of year.....................................    $14.86    $   --    $   --    $   --
                                                                ======    ======    ======    ======

                                                                T. ROWE PRICE
                                                                EQUITY INCOME
                                                                -------------
                                                                   1999(b)
                                                                -------------
VUL 2000 POLICIES
Unit value, beginning of year...............................       $10.00
Net investment income.......................................         0.08
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital shared
  transactions).............................................        (0.25)
                                                                   ------
Unit value, end of year.....................................       $ 9.83
                                                                   ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(b) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Universal Life Separate Account-I
Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations, of changes in total equity and the selected per unit data present fairly, in all material respects, the financial position of the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, Mainstay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced, formerly known as Calvert Socially Responsible, Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley Dean Witter Emerging Markets Equity, formerly known as Morgan Stanley Emerging Markets Equity, and T. Rowe Price Equity Income Investment Divisions (constituting the NYLIAC Variable Universal Life Separate Account-I) at December 31, 1999, and the results of each of their operations, the changes in each of their total equity, and the selected per unit data for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and the selected per unit data (herein referred to as the "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1999 by correspondence with the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, and the Morgan Stanley Dean Witter Universal Funds, Inc., formerly known as Morgan Stanley Universal Funds, Inc. and the T. Rowe Price Equity Series, Inc., provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 17, 2000

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                                (IN MILLIONS)
                                     ASSETS
Fixed maturities
  Available for sale, at fair value                           $13,289    $13,081
  Held to maturity, at amortized cost                             681        725
Equity securities                                                  89        100
Mortgage loans                                                  1,850      1,622
Real estate                                                        72        116
Policy loans                                                      512        491
Other long-term investments                                        21         26
                                                              -------    -------
     Total investments                                         16,514     16,161

Cash and cash equivalents                                       1,087        948
Deferred policy acquisition costs                               1,507        859
Deferred taxes                                                     53         --
Other assets                                                      316        282
Separate account assets                                        10,192      6,852
                                                              -------    -------
     Total assets                                             $29,669    $25,102
                                                              =======    =======
                      LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $16,065    $14,743
Future policy benefits                                            356        315
Policy claims                                                      69         60
Deferred taxes                                                     --        101
Other liabilities                                               1,113        943
Separate account liabilities                                   10,134      6,792
                                                              -------    -------
     Total liabilities                                         27,737     22,954
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock --  par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        480        480
Accumulated other comprehensive income (loss)                    (191)       201
Retained earnings                                               1,618      1,442
                                                              -------    -------
     Total stockholder's equity                                 1,932      2,148
                                                              -------    -------
     Total liabilities and stockholder's equity               $29,669    $25,102
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               1999      1998      1997
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Universal life and annuity fees                             $  442    $  364    $  314
  Net investment income                                        1,179     1,108     1,084
  Investment gains, net                                           12        63       108
  Other income                                                    97        51        35
                                                              ------    ------    ------
     Total revenues                                            1,730     1,586     1,541
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances           858       784       748
  Policyholder benefits                                          182       175       141
  Operating expenses                                             405       405       352
                                                              ------    ------    ------
     Total expenses                                            1,445     1,364     1,241
                                                              ------    ------    ------
Income before Federal income taxes                               285       222       300
Federal income taxes:
  Current                                                         52        97       114
  Deferred                                                        57       (17)       (1)
                                                              ------    ------    ------
     Total Federal income taxes                                  109        80       113
                                                              ------    ------    ------
NET INCOME                                                    $  176    $  142    $  187
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                    STATEMENT OF COMPREHENSIVE INCOME/(LOSS)

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               1999     1998     1997
                                                              ------    -----    -----
                                                                   (IN MILLIONS)
NET INCOME                                                    $ 176     $142     $187
  Other comprehensive income (loss), net of tax:
     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses) arising during
        period                                                 (393)      79       --
       Unrealized holding gains (losses) arising during
        period, including reclassification adjustments           --       --       89
       Less: reclassification adjustment for gains (losses)
        included in net income                                   (1)      35       --
                                                              -----     ----     ----
  OTHER COMPREHENSIVE INCOME (LOSS)                            (392)      44       89
                                                              -----     ----     ----
COMPREHENSIVE INCOME (LOSS)                                   $(216)    $186     $276
                                                              =====     ====     ====

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                                        ACCUMULATED
                                                         ADDITIONAL        OTHER                        TOTAL
                                              CAPITAL     PAID IN      COMPREHENSIVE    RETAINED    STOCKHOLDERS'
                                               STOCK      CAPITAL      INCOME (LOSS)    EARNINGS       EQUITY
                                              -------    ----------    -------------    --------    -------------
Balance at January 1, 1997                      $25         $480           $  68         $1,113        $1,686
Net income for 1997                              --           --              --            187           187
Net change in unrealized gains and losses of
  available for sale securities                  --           --              89             --            89
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1997                     25          480             157          1,300         1,962
Net income for 1998                              --           --              --            142           142
Net change in unrealized gains and losses of
  available for sale securities                  --           --              44             --            44
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1998                     25          480             201          1,442         2,148
Net income for 1999                              --           --              --            176           176
Net change in unrealized gains and losses of
  available for sale securities                  --           --            (392)            --          (392)
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1999                    $25         $480           $(191)        $1,618        $1,932
                                                ===         ====           =====         ======        ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                               1999       1998        1997
                                                              -------    -------    --------
                                                                      (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $   176    $   142    $    187
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (3)         2         (43)
     Net capitalization of deferred policy acquisition costs     (298)      (192)        (85)
     Universal life and annuity fees                             (215)      (198)       (202)
     Interest credited to policyholders' account balances         858        784         748
     Net realized investment losses                               (13)       (56)       (126)
     Deferred income taxes                                         57        (17)         (1)
     (Increase) decrease in:
       Net separate account assets                                  1        (42)         30
       Other assets and other liabilities                         (90)       (98)        124
     Increase (decrease) in:
       Policy claims                                                9          4          (2)
       Future policy benefits                                      41         39          25
                                                              -------    -------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES               523        368         655
                                                              -------    -------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                3,981      5,325      13,378
     Maturity of available for sale fixed maturities            1,505      1,610       1,137
     Sale of held to maturity fixed maturities                     --         --           3
     Maturity of held to maturity fixed maturities                121        102         112
     Sale of equity securities                                    170         77         140
     Repayment of mortgage loans                                  227        238         220
     Sale of real estate and other invested assets                 62         47          40
  Cost of:
     Available for sale fixed maturities acquired              (6,679)    (7,670)    (14,391)
     Held to maturity fixed maturities acquired                   (75)       (49)       (281)
     Equity securities acquired                                  (152)       (83)       (163)
     Mortgage loans acquired                                     (451)      (558)       (413)
     Real estate and other invested assets acquired               (13)       (20)        (29)
  Policy loans (net)                                              (21)       (10)        (17)
  Increase (decrease) in loaned securities                       (222)       425          --
  Securities sold under agreements to repurchase (net)            480        (45)        134
                                                              -------    -------    --------
          NET CASH USED IN INVESTING ACTIVITIES                (1,067)      (611)       (130)
                                                              -------    -------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                   2,195      1,501       1,191
     Withdrawals                                               (1,335)    (1,151)     (1,235)
     Net transfers from (to) the separate accounts               (181)        67          58
                                                              -------    -------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES               679        417          14
                                                              -------    -------    --------
Effect of exchange rate changes on cash and cash equivalents        4          1          (2)
                                                              -------    -------    --------
Net increase in cash and cash equivalents                         139        175         537
                                                              -------    -------    --------
Cash and cash equivalents, beginning of year                      948        773         236
                                                              -------    -------    --------
Cash and cash equivalents, end of year                        $ 1,087    $   948    $    773
                                                              =======    =======    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1999, 1998 AND 1997

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life") domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain reclassifications have been made to the 1998 and 1997 financial statements to conform to the current presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments identified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes and related adjustments. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income. Equity securities are carried at fair value with related unrealized gains and losses reflected in comprehensive income, net of deferred taxes and related adjustments. Mortgage loans are carried at unpaid principal balances, net of impairment reserves, and are generally secured. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender. Cash equivalents include investments that have maturities of 90 days or less at date of purchase and are carried at amortized cost, which approximates fair value. Short-term investments that have maturities of between 91-365 days at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Mortgage backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective adjustment method.

     Derivative financial instruments hedging exposure to interest rate fluctuation on available for sale securities are accounted for at fair market value. Unrealized gains and losses are reported in comprehensive income, net of deferred taxes and related adjustments. Amounts payable or receivable under interest rate and commodity swap agreements and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Realized gains and losses are recognized in net income upon termination or maturity of the contracts.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED) recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. Acquisition costs for universal life and annuity contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization.

     The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in comprehensive income.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under universal life and annuity contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the insurer for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on universal life and annuity contracts are equal to cumulative deposits plus credited interest less withdrawals and charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives which are segregated from NYLIAC's general account and are maintained for the benefit of separate account policyholders' and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)
policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans is reported in Note 2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values for policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values for derivative financial instruments are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values for repurchase agreements are included in Note
11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed and asset-backed securities is based on historical experience and estimates of future payment experience on the underlying assets. Actual prepayment speeds will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     During 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage.

     NYLIAC applied the provisions of SOP 98-1 prospectively effective January 1, 1999. The adoption of SOP 98-1 resulted in net capitalization of $37 million at December 31, 1999, which is included in other assets in the accompanying Balance Sheet. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software, not to exceed five years.

     During 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This Statement establishes new GAAP accounting and reporting standards for derivative instruments, including derivative instruments embedded in other contracts, and for hedging activities. In 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133", which postpones the implementation until the 2001 financial statements. NYLIAC is currently evaluating what impact, if any, this Statement will have on its financial results.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)
     This Statement requires that derivatives be reported in the balance sheet at their fair value, regardless of any hedging relationship that may exist. Accounting for the gains or losses resulting from changes in the values of those derivatives would depend on the use of the derivative and whether it qualifies for hedge accounting. Changes in fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria will be reported in earnings.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, broker dealer quotations, or a proprietary matrix pricing model.

     At December 31, 1999 and 1998, the maturity distribution of fixed maturities was as follows (in millions):

                                                              1999                       1998
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   514      $   514       $   518      $   521
Due after one year through five years                   3,196        3,153         3,473        3,533
Due after five years through ten years                  2,167        2,099         1,804        1,885
Due after ten years                                     3,138        2,938         3,028        3,235
Mortgage and asset-backed securities:
  Government or government agency                       3,114        2,996         2,080        2,121
  Other                                                 1,631        1,589         1,740        1,786
                                                      -------      -------       -------      -------
     Total Available for Sale                         $13,760      $13,289       $12,643      $13,081
                                                      =======      =======       =======      =======

HELD TO MATURITY
----------------
Due in one year or less                               $    17      $    17       $    27      $    28
Due after one year through five years                     272          360           225          291
Due after five years through ten years                    165          159           219          228
Due after ten years                                       206          194           193          207
Asset-backed securities                                    21           21            61           62
                                                      -------      -------       -------      -------
     Total Held to Maturity                           $   681      $   751       $   725      $   816
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)
     At December 31, 1999 and 1998, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           1999
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  Corporations and agencies                          $   635        $  7          $ 16        $   626
U.S. agencies, state and municipal                     3,046           7           129          2,924
Foreign Governments                                       20          --            --             20
Corporate                                              8,428          61           359          8,130
Other                                                  1,631           4            46          1,589
                                                     -------        ----          ----        -------
     Total Available for Sale                        $13,760        $ 79          $550        $13,289
                                                     =======        ====          ====        =======
HELD TO MATURITY
----------------
Corporate                                            $   661        $ 91          $ 22        $   730
Other                                                     20           1            --             21
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   681        $ 92          $ 22        $   751
                                                     =======        ====          ====        =======

                                                                           1998
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  Corporations and agencies                          $ 1,006        $ 45          $  1        $ 1,050
U.S. agencies, state and municipal                     1,927          39             4          1,962
Foreign Governments                                      234          22            --            256
Corporate                                              7,736         338            47          8,027
Other                                                  1,740          48             2          1,786
                                                     -------        ----          ----        -------
     Total Available for Sale                        $12,643        $492          $ 54        $13,081
                                                     =======        ====          ====        =======
HELD TO MATURITY
----------------
Corporate                                            $   664        $ 91          $  1        $   754
Other                                                     61           1            --             62
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   725        $ 92          $  1        $   816
                                                     =======        ====          ====        =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 1999 and 1998, the distribution of gross unrealized gains and losses on equity securities is as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  1999    $80        $13            $4           $ 89
  1998    $76        $27            $3           $100

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are generally collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 1999 and 1998 is estimated to be $1,858 million and $1,728 million, respectively. Market values are determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)
     At December 31, 1999 and 1998, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $37 million and $76 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The general reserve provision for losses on mortgage loans was $4 million and $1 million at December 31, 1999 and 1998, respectively. There were no specific provisions for losses as of December 31, 1999 and 1998. The activity in the general reserves as of December 31, 1999 and 1998 is summarized below (in millions):

                                                              1999    1998
                                                              ----    ----
Beginning Balance                                             $ 1     $14
Additions/(reductions) charged/(credited) to operations         3      (5)
Recoveries of amounts previously written-down                  --      (8)
                                                              ---     ---
Ending Balance                                                $ 4     $ 1
                                                              ===     ===

     NYLIAC accrues interest income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on problem loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 1999 and 1998, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                   1999        1998
                                                 --------    --------
Property Type:
  Office building                                 $  795      $  753
  Retail                                             385         330
  Apartments                                         185         187
  Residential                                        302         247
  Other                                              183         105
                                                  ------      ------
     Total                                        $1,850      $1,622
                                                  ======      ======
Geographic Region:
  Central                                         $  438      $  359
  Pacific                                            255         211
  Middle Atlantic                                    444         451
  South Atlantic                                     534         418
  New England                                        121         121
  Other                                               58          62
                                                  ------      ------
     Total                                        $1,850      $1,622
                                                  ======      ======

REAL ESTATE

     At December 31, 1999 and 1998, NYLIAC's real estate portfolio consisted of the following (in millions):

                                                              1999    1998
                                                              ----    ----
Investment                                                    $63     $105
Acquired through foreclosures                                   9       11
                                                              ---     ----
     Total real estate                                        $72     $116
                                                              ===     ====

     Accumulated depreciation on real estate at December 31, 1999 and 1998, was $11 million and $12 million, respectively. Depreciation expense totaled $3 million in 1999, 1998 and 1997.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 1999, 1998 and 1997, were as follows (in millions):

                                                 1999      1998      1997
                                                ------    ------    ------
Fixed Maturities                                $1,013    $  972    $  961
Equity Securities                                   10         7         6
Mortgage Loans                                     134       116        96
Real Estate                                         15        15        18
Policy Loans                                        41        40        39
Derivative Instruments                               1         1         1
Other                                               16         1        18
                                                ------    ------    ------
  Gross investment income                        1,230     1,152     1,139
Investment expenses                                (51)      (44)      (55)
                                                ------    ------    ------
     Net investment income                      $1,179    $1,108    $1,084
                                                ======    ======    ======

     During 1999 a fixed maturity investment that had been classified as held to maturity was transferred to available for sale and subsequently sold due to credit deterioration. The investment had an amortized cost of $10,052,000, and the sale resulted in a realized gain of $82,000. In addition, in 1997 a fixed maturity investment that had been classified as held to maturity was sold due to credit deterioration. The investment had an amortized cost of $2,791,000, and the sale resulted in a realized gain of $14,000.

     For the years ended December 31, 1999, 1998 and 1997, realized investment gains (losses) computed under the specific identification method are as follows (in millions):

                                                  1999                           1998                           1997
                                        -------------------------      -------------------------      -------------------------
                                        GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                        -----              ------      -----              ------      -----              ------
Fixed Maturities                        $ 64                $(87)      $ 87                $(29)      $172               $ (83)
Equity Securities                         34                  (8)         7                  (7)         9                  (4)
Mortgage Loans                             4                  --         16                  (8)        12                  (8)
Real Estate                                5                  (2)         6                  (2)         3                  (2)
Derivative Instruments                    --                  --         --                  --         80                 (71)
Other                                      2                  --          3                 (10)         1                  (1)
                                        ----                ----       ----                ----       ----               -----
     Subtotal                           $109                $(97)      $119                $(56)      $277               $(169)
                                        ----                ----       ----                ----       ----               -----
Investment gains, net                             $12                            $63                            $108
                                                  ===                            ===                            ====

NET UNREALIZED INVESTMENT GAINS

     Net unrealized investment gains on fixed maturities available for sale are included in the Balance Sheet as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments to avoid double counting in "Comprehensive income" items that are part of "Net income" for

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS -- (CONTINUED)

a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows (in millions):

                                                              1999     1998    1997
                                                              -----    ----    ----
Net unrealized investments gains, beginning of the year       $ 201    $157    $ 68
Changes in net unrealized investment gains attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period                                       (612)     24      --
     Reclassification adjustments for gains (losses)
       included in net income                                    (1)     35      --
     Net unrealized investment gains (losses) arising
       during the period, including reclassification
       adjustments                                               --      --     142
                                                              -----    ----    ----
     Change in net unrealized investment gains (losses),
       net of adjustments                                      (613)     59     142
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                                 (7)     (1)      3
  Deferred policy acquisition costs                             228     (14)    (56)
                                                              -----    ----    ----
Change in net unrealized investment gains (losses)             (392)     44      89
                                                              -----    ----    ----
Net unrealized investment gains (losses), end of year         $(191)   $201    $157
                                                              =====    ====    ====

     Net unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $(330) million, $31 million and $76 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 1999, 1998 and 1997 are net of income tax expense of $0 million, $19 million and $0 million, respectively.

     Policyholders' account balance reported in the above table are net of income tax expense (benefit) of $(3) million, $0 million and $1 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     Deferred policy acquisition costs in the above table for the years ended December 31, 1999, 1998 and 1997 are net of income tax expense (benefit) of $122 million, $(8) million and $(31) million, respectively.

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 1999 and 1998, was $7,279 million and $6,905 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $71 million and $54 million at December 31, 1999 and 1998, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC maintains one guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account are carried at market value.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 1999, 1998 and 1997 is as follows (in millions):

                                                               1999      1998     1997
                                                              ------    ------    -----
Balance at beginning of year before adjustment
  for unrealized gains (losses) on investments                $1,028    $  836    $ 751
Current year additions                                           372       286      200
Amortized during year                                            (74)      (94)    (115)
                                                              ------    ------    -----
Balance at end of year before adjustment for
  unrealized gains (losses) on investments                     1,326     1,028      836
Adjustment for unrealized gains (losses) on investments          181      (169)    (148)
                                                              ------    ------    -----
Balance at end of year                                        $1,507    $  859    $ 688
                                                              ======    ======    =====

NOTE 8 -- FEDERAL INCOME TAXES

     The components of the net deferred tax liability as of December 31, 1999 and 1998 are as follows (in millions):

                                                              1999    1998
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $258    $196
  Employee and agents benefits                                  52      53
  Investments                                                  131      --
                                                              ----    ----
     Gross deferred tax assets                                 441     249
                                                              ====    ====
Deferred tax liabilities
  Deferred policy acquisition costs                            374     168
  Investments                                                   --     174
  Other                                                         14       8
                                                              ----    ----
     Gross deferred tax liabilities                            388     350
                                                              ----    ----
       Net deferred tax (asset) liability                     $(53)   $101
                                                              ====    ====

     The gross deferred tax asset relates to temporary differences that are expected to reverse as net ordinary deductions. Management believes that NYLIAC's taxable income in future years will be sufficient to realize the deferred tax benefits and therefore, no valuation allowance has been recorded.

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 1999, 1998 and 1997:

                                                            1999    1998    1997
                                                            ----    ----    ----
Statutory federal income tax rate                           35.0%   35.0%   35.0%
Equity base tax                                              5.9     1.7     3.3
Tax exempt income                                           (1.1)    (.5)    (.5)
Other                                                       (1.5)    (.2)    (.1)
                                                            ----    ----    ----
Effective tax rate                                          38.3%   36.0%   37.7%
                                                            ====    ====    ====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1995. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE

     NYLIAC has entered into cession reinsurance agreements on a coinsurance basis with non-affiliated companies and on a yearly renewable term basis with affiliated and non-affiliated companies.

     NYLIAC has ceded yearly renewable term reinsurance with affiliated companies. Under this agreement, included in the accompanying consolidated statement of income are $1.5 million, $.9 million and $.4 million of ceded premiums at December 31, 1999, 1998 and 1997, respectively.

     On April 1, 1997, NYLIAC, under the terms of an assumption reinsurance agreement, acquired certain bank owned life insurance policies that had been issued by Confederation Life Insurance Company. In conjunction with this transaction, NYLIAC recorded a liability for policyholder account balances of $277 million, and received cash of $245 million and a note receivable of $11 million. The difference of $21 million between the liability recorded and the assets received has been recorded as DAC, which is being amortized over the remaining life of the policies, assumed to be 25 years.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, commodity and market risk. These derivative financial instruments include interest rate floors and interest rate and commodity swaps. NYLIAC has not engaged in derivative financial instrument transactions for speculative purposes.

     Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates or other financial indices.

     NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of fair values of contracts with each counterparty, if the net value is positive, at the reporting date.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

INTEREST RATE RISK MANAGEMENT

     NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

     The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                                                     1999                    1998
                                             --------------------    --------------------
                                             NOTIONAL     CREDIT     NOTIONAL     CREDIT
                                              AMOUNT     EXPOSURE     AMOUNT     EXPOSURE
                                             --------    --------    --------    --------
Interest Rate Swaps                          $225,000      $--       $125,000     $9,125
Interest Rate Floors                         $150,000      $92       $150,000     $  748

     Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional amount. Swap contracts outstanding at December 31, 1999 are between four years, seven months and nineteen years in maturity. At December 31, 1998 such contracts were between six years, eight months and nineteen years, four months in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INTEREST RATE RISK MANAGEMENT -- (CONTINUED)

     The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows:

                                                                1999        1998
                                                              --------    --------
Receive -- fixed swaps -- Notional amount (in thousands)      $225,000    $125,000
  Average receive rate                                            6.50%       6.64%
  Average pay rate                                                5.17%       5.65%

     During the term of the swap, net settlement amounts are recorded as investment income or expense when earned. Fair values of interest rate swaps were ($8,420,000) and $9,125,000 at December 31, 1999 and 1998, respectively, based on broker/dealer quotations.

     Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets. Amounts received during the term of interest rate floor agreements are recorded as investment income.

     At December 31, 1999 and 1998, unamortized premiums on interest rate floors amounted to $315,000 and $372,000, respectively. Fair values of such agreements were $92,000 and $748,000 at December 31, 1999 and 1998, respectively, based on broker/dealer quotations.

COMMODITY RISK MANAGEMENT

     NYLIAC has a bond investment with interest payments linked to the price of crude oil. NYLIAC has entered into a commodity swap with a total notional amount of $7,500,000 as a hedge against this commodity risk. The credit exposure of the swap was $0 and $136,000 at December 31, 1999 and 1998, respectively.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 1999 and 1998, $246 million and $571 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others, but were fully collateralized in an account held in trust for NYLIAC. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 1999 of $620 million ($139 million at December 31,
1998) approximates fair value. The

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

LOANED SECURITIES AND REPURCHASE AGREEMENTS -- (CONTINUED)

investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $393 million for the year ended December 31, 1999 ($335 million for 1998 and $239 million for 1997) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $12 million for its share of the net periodic post-retirement benefits expense in 1999 ($8 million and $9 million in 1998 and 1997, respectively) and $3 million for the post-employment benefits expense in 1999 ($2 million in 1998 and 1997) under the provisions of the Service Agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, in 1999 New York Life concluded a comprehensive expense reduction program expected to streamline processes and improve profitability. As a result of job eliminations and early retirement benefits as defined in management's termination plan, NYLIAC was allocated $16 million for its share of these restructuring costs in 1999, which are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     At December 31, 1999 and 1998, NYLIAC has a net liability of $80 million and $63 million, respectively for the above described services which are included in other liabilities in the accompanying Balance Sheet.

     In 1999 NYLIAC sold a $197 million Corporate Sponsored Variable Universal Life (CSVUL) policy and a $82 million Corporate Sponsored Universal Life (CSUL) policy to a Voluntary Employee Benefit Association (VEBA) trust. This trust was established to fund New York Life's retired employees medical and dental benefits. In addition, in 1999 and 1998, NYLIAC sold a Corporate Owned Life
(COLI) policy to New York Life for $180 million and $250 million in premiums, respectively. These policies were sold on the same basis as policies sold to unrelated customers.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Federal income taxes paid were $48 million, $67 million, and $126 million during 1999, 1998 and 1997, respectively.

     Total interest paid was $30 million, $27 million and $35 million during 1999, 1998 and 1997, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     In 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance, which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The Delaware Insurance Department has adopted the Codification guidance, effective January 1, 2001. NYLIAC has not estimated the potential effect of the Codification guidance on its financial statements.

     At December 31, 1999 and 1998, statutory stockholder's equity was $1,130 million and $1,095 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 14 -- STATUTORY FINANCIAL INFORMATION -- (CONTINUED)

    NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends can not be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations.

     No dividends were paid or declared for the years ended December 31, 1999, 1998 and 1997.

     As of December 31, 1999, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $625 million. The maximum amount of dividend which may be paid in 2000 without prior approval is $113 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting in 1999 for the cost of computer software developed or obtained for internal use.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 1, 2000

                                   APPENDIX A
                                 ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the ages, sexes, underwriting classes, initial Life Insurance Benefit and premium as follows:

     The tables are for a policy issued to a male with non-smoker underwriting class and issue age 55, and a female with non-smoker underwriting class and issue age 50 with a planned annual premium of $15,000, a Target Premium of $12,662.14, an initial face amount of $1,000,000 and no riders. It assumes that 100% of the net premium is allocated to purchase accumulation units.

     The tables show how the Life Insurance Benefit, cash value and cash surrender value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The tables will assist in the comparison of the Life Insurance Benefit, cash value and cash surrender value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, cash value and cash surrender value for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the cash value among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payment were not paid on the policy anniversary during the period of time illustrated.


     The first table reflects all charges under the policy and assumes that the cost of insurance charges are based on our current cost of insurance rates and reflects the deduction of all charges from planned premium and the cash value at their current levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.60% (on a current basis) of the assets in the Separate Account and a daily asset based administrative charge assessed against the Separate Account equal to an annual rate of 0.10% on the assets in each Investment Division attributable to the Policies.


     The second table reflects all charges under the policy and assumes that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates and reflects the deduction of all charges from planned premium and the cash value at their guaranteed maximum levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.90% (on a guaranteed basis) of the assets in the Separate Account and a daily asset based administrative charge assessed against the Separate Account equal to an annual rate of 0.10% on the assets in each Investment Division attributable to the Policies.


     The tables also reflect total assumed investment advisory fees together with the expenses incurred by the Funds of 0.75% of the average daily net assets of the Funds. This total is based upon (a) 0.46% of average daily net assets, which is an average of the management fees of each Investment Division; (b) 0.14% of average daily net assets of the Funds which is an average of actual administrative fees for each Investment Division; and (c) 0.15% of average daily net assets of the Funds which is an average of the other expenses after expense reimbursement for each Investment Division.



     "Other Expenses" and "Total Fund Annual Expenses" for the MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value and MainStay VP Eagle Asset Management Growth Equity Portfolios reflect an expense reimbursement agreement that ended December 31, 1999 limiting "Other Expenses" to 0.15% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" would have been 0.92%, 1.00% and 0.87% for the MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value and MainStay VP Eagle Asset Management Growth Equity Portfolios, respectively.



     For the Calvert Social Balanced Portfolio, "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.86%.


     A portion of the brokerage commissions that the Fidelity VIP II Contrafund and Fidelity VIP Equity Income Portfolios pay was used to reduce the Portfolios' expenses. In addition, these Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the "Total Fund Annual Expenses" would have been 0.66% for the Fidelity VIP II Contrafund Portfolio and 0.57% for the Fidelity VIP Equity-Income Portfolio.


     Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for the Janus Aspen Series Worldwide Growth and Janus Aspen Series Balanced Portfolios. All expenses are shown without the effect of expense offset arrangements.



     Morgan Stanley Asset Investment Management has voluntarily waived receipt of its "Advisory Fees" and agreed to reimburse the Portfolio, if necessary, to the extent that the "Total Fund Annual Expenses" of the Portfolio exceed 1.75% of average daily net assets. However, Morgan Stanley has reflected under "Other Expenses" the Portfolio's interest and foreign tax expenses incurred in 1999 which were equal to 0.04% of the Portfolio's average daily net assets. The fee waivers and reimbursements described above may be terminated by Morgan Stanley at any time without notice. Absent such reductions, it is estimated that "Advisory Fees", "Administration Fees" and "Total Fund Annual Expenses" would be 1.25%, 0.25% and 2.62%, respectively.



     Taking into account the assumed charges for mortality and expense risks and administrative fees in the Separate Account and the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to illustrated net investment returns of -1.44%, 4.47% and 10.38%, respectively, based on the current charge for mortality and expense risks, and -1.74%, 4.16% and 10.05%, respectively, based on the guaranteed maximum charge for mortality and expense risks.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     The second column of each table shows the amount which would accumulate if an amount equal to the planned premiums were invested and earned interest, after taxes, at 5% per year, compounded annually.

     NYLIAC will furnish upon request a comparable illustration using the ages, sexes and underwriting classifications of the insureds for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming Policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

     FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                           MALE ISSUE AGE:  55, NON-SMOKER
                           FEMALE ISSUE AGE:  50, NON-SMOKER
                           PLANNED ANNUAL PREMIUM:  $15,000
                           TARGET PREMIUM:  $12,662.00
                           INITIAL FACE AMOUNT:  $1,000,000
                           LIFE INSURANCE BENEFIT OPTION 1

                           ASSUMING CURRENT CHARGES


                                       END OF YEAR DEATH BENEFIT(2)        END OF YEAR CASH VALUE(2)
                                        ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ---------------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%          6%          12%        0%        6%         12%
-----------   --------------------   ---------   ---------   ---------   -------   -------   ---------
     1                15,750         1,000,000   1,000,000   1,000,000    12,002    12,756      13,510
     2                32,288         1,000,000   1,000,000   1,000,000    24,385    26,653      29,011
     3                49,652         1,000,000   1,000,000   1,000,000    36,562    41,143      46,092
     4                67,884         1,000,000   1,000,000   1,000,000    49,004    56,736      65,416
     5                87,029         1,000,000   1,000,000   1,000,000    61,215    72,974      86,693
     6               107,130         1,000,000   1,000,000   1,000,000    73,192    89,879     110,121
     7               128,237         1,000,000   1,000,000   1,000,000    84,924   107,469     135,911
     8               150,398         1,000,000   1,000,000   1,000,000    96,415   125,775     164,313
     9               173,668         1,000,000   1,000,000   1,000,000   107,571   144,734     195,507
    10               198,102         1,000,000   1,000,000   1,000,000   118,391   164,374     229,789
    15               339,862         1,000,000   1,000,000   1,000,000   170,085   277,122     464,337
    20               520,789         1,000,000   1,000,000   1,462,221   213,317   413,783     845,214
    30             1,046,412         1,000,000   1,024,119   3,205,654   226,942   764,268   2,392,279

                      END OF YEAR
                 CASH SURRENDER VALUE
              ASSUMING HYPOTHETICAL GROSS
              ANNUAL INVESTMENT RETURN OF
 VALUE(2)    -----------------------------
POLICY YEAR    0%        6%         12%
-----------  -------   -------   ---------
     1         9,470    10,223      10,977
     2        21,853    24,121      26,478
     3        34,030    38,611      43,560
     4        46,471    54,204      62,883
     5        58,683    70,442      84,161
     6        70,659    87,347     107,588
     7        82,645   105,190     133,632
     8        94,389   123,749     162,287
     9       105,798   142,961     193,735
    10       116,872   162,854     228,270
    15       169,831   276,869     464,084
    20       213,317   413,783     845,214
    30       226,942   764,268   2,392,279


------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no Policy loan or partial withdrawal has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

     FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                           MALE ISSUE AGE:  55, NON-SMOKER
                           FEMALE ISSUE AGE:  50, NON-SMOKER
                           PLANNED ANNUAL PREMIUM:  $15,000
                           TARGET PREMIUM:  $12,662.00
                           INITIAL FACE AMOUNT:  $1,000,000
                           LIFE INSURANCE BENEFIT OPTION 1

                           ASSUMING GUARANTEED CHARGES


                                       END OF YEAR DEATH BENEFIT(2)        END OF YEAR CASH VALUE(2)
                                        ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ---------------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%          6%          12%        0%        6%         12%
-----------   --------------------   ---------   ---------   ---------   -------   -------   ---------
     1                15,750         1,000,000   1,000,000   1,000,000    11,746    12,487      13,226
     2                32,288         1,000,000   1,000,000   1,000,000    23,810    26,030      28,336
     3                49,652         1,000,000   1,000,000   1,000,000    35,573    40,046      44,870
     4                67,884         1,000,000   1,000,000   1,000,000    47,499    55,024      63,458
     5                87,029         1,000,000   1,000,000   1,000,000    59,086    70,492      83,781
     6               107,130         1,000,000   1,000,000   1,000,000    70,314    86,446     105,989
     7               128,237         1,000,000   1,000,000   1,000,000    81,160   102,879     130,248
     8               150,398         1,000,000   1,000,000   1,000,000    91,598   119,781     156,740
     9               173,668         1,000,000   1,000,000   1,000,000   101,599   137,139     185,667
    10               198,102         1,000,000   1,000,000   1,000,000   111,126   154,935     217,247
    15               339,862         1,000,000   1,000,000   1,000,000   151,090   250,976     426,450
    20               520,789         1,000,000   1,000,000   1,297,578   165,820   349,530     750,045
    30             1,046,412                 *   1,000,000   2,541,912         *   476,027   1,896,949

                      END OF YEAR
                 CASH SURRENDER VALUE
              ASSUMING HYPOTHETICAL GROSS
              ANNUAL INVESTMENT RETURN OF
 VALUE(2)    -----------------------------
POLICY YEAR    0%        6%         12%
-----------  -------   -------   ---------
     1         9,214     9,954      10,694
     2        21,277    23,498      25,803
     3        33,041    37,513      42,337
     4        44,966    52,491      60,926
     5        56,553    67,960      81,248
     6        67,781    83,914     103,456
     7        78,881   100,600     127,969
     8        89,573   117,755     154,715
     9        99,827   135,366     183,894
    10       109,607   153,416     215,727
    15       150,836   250,723     426,196
    20       165,820   349,530     750,045
    30             *   476,027   1,896,949


------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no Policy loan or partial withdrawal has been made.
 * Without additional Premiums above the annual planned premium, the Policy would lapse in this scenario.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                   APPENDIX B
                           VARIATIONS BY JURISDICTION

The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's cash value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 8.0% and may not be lowered.

DISTRICT OF COLUMBIA


-- Free Look Period--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.


FLORIDA

-- Late Period--The late period is the 31 days following the Monthly Deduction
   Day on which the cash surrender value is zero or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

INDIANA

-- Free Look--You may return the policy to any of our registered representatives.

MARYLAND

-- Partial Withdrawals--We have the right to deny any partial withdrawal which would cause the face amount of the policy to drop below $100,000.

-- Additional Benefits through Riders--The GMDB rider is called the Guaranteed
   No Lapse Benefit Rider.

MASSACHUSETTS

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.


-- Guaranteed Minimum Death Benefit--This rider is not available.


MICHIGAN

-- Living Benefits Rider--You may exercise the benefit under this rider if the surviving insured has a life expectancy of six months or less.

NEW JERSEY

-- Policy Date--You may not choose a Policy Date that is before your policy's
   Issue Date.

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- State Tax Charge--We will not increase the charge above 2.0%.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year. If your policy is issued with the Supplementary Term Rider, you may change your Life Insurance Benefit to Option 2 if the rider ends or is terminated. However, you must meet the requirements described on page 12 for selecting this option.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.


-- Guaranteed Minimum Death Benefit--This rider is not available.


NEW YORK

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Policy Termination--Your policy will end on the policy anniversary the younger insured is, or would have been, age 100. The cash surrender value will be paid at that time.


-- Free Look Period--You have ten days from the date you receive your policy. We will allocate the initial premium and any other premium payments you make during the first ten days after you receive your policy to the General Account. After this ten day period, we will allocate your net premiums according to your instructions.


-- Change in Objective of an Investment Division--If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit survivorship life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue ages, sexes and underwriting classes as your original Policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Maximum Transfer from the Fixed Account--The maximum amount you may transfer from the Fixed Account to the Investment Divisions during any Policy Year is 25% of the amount in the Fixed Account at the beginning of the Policy Year.

-- Policy Split Option--You must provide evidence of insurability for any exercise of this option. Also, in addition to divorce and certain tax law changes, the policy may be split in the event of the annulment of the insureds.

-- Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.


-- Guaranteed Minimum Death Benefit--This rider is not available.



-- Spouse's Paid-up Insurance Purchase Option--This rider is not available.


NORTH CAROLINA


-- Free Look Period--You have until the later of 20 days from the date you receive your Policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.


OREGON


-- State Tax Charge--In Oregon, this tax is referred to as a "tax charge back" and only applies to policies issued after May 19, 2000. The rate may not be changed for the life of the policy.



-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

PENNSYLVANIA

-- Policy Split Option--Due to state regulations, the policy cannot be split in the event of the divorce of the insureds.

-- Misstatement of Age or Sex--In the event of such misstatement, we will adjust the Life Insurance Benefit provided by your policy, but we will not adjust the cash value.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

-- Loan Repayment--Where we have sent a notice that your policy is in danger of terminating because the amount of your unpaid loan plus accrued loan interest exceeds the cash surrender value of your policy, we will only terminate your policy if you do not make the necessary payments within 61 days from the date we mail the notice.

-- Late Period--We will not terminate your policy until 61 days after the date we mail a notice to you informing you that the cash surrender value of your policy is insufficient to cover the required monthly deductions.

TEXAS

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change in your Life Insurance Benefit Option each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.


-- Guaranteed Minimum Death Benefit--This rider is not available.

                                   APPENDIX C
                           MAXIMUM SURRENDER CHARGES

The following table shows the maximum surrender charges per $1,000 of initial face amount which could be assessed under a policy depending on issue ages and assuming no changes have been made to the face amount. Columns 1 through 3 show the calculation of surrender charges in all Policy Years for a policy ("Policy A") which insures 2 males, ages 90 and 84, in the standard underwriting classification. Columns 4 through 6 show the calculation of surrender charges in all Policy Years for a policy ("Policy B") which insures 2 males, both of whom are age 90, in the standard underwriting classification. Because the length of the surrender charge schedule varies based on the issue age of the younger insured, the absolute maximum (as shown in Column 7) that can be charged under a policy would, for Policy Years 5 through 15, be assessed under Policy A and would, for Policy Years 1 through 4, be assessed under Policy B.

The surrender charges shown in the table apply only to policies issued to male insureds of the ages and underwriting classifications specified and are not representative of the surrender charges which would be assessed under other policies. For surrender charges which would be applicable under your policy, please contact your registered representative.

                       TABLE OF MAXIMUM SURRENDER CHARGES
                       PER $1,000 OF INITIAL FACE AMOUNT

                             POLICY A                             POLICY B
                     MALE AGE 90/MALE AGE 84              MALE AGE 90/MALE AGE 90
                ----------------------------------   ----------------------------------
                $107.70    Target Premium/$1,000 of initial face amount              $123.20
                $ 21.54    20% of Target Premium/$1,000 of initial face amount       $ 24.64

                  (1)        (2)           (3)         (4)        (5)           (6)          (7)
                20% OF    SURRENDER     SURRENDER    20% OF    SURRENDER     SURRENDER     MAXIMUM
       POLICY   TARGET      CHARGE       CHARGE      TARGET      CHARGE       CHARGE      SURRENDER
        YEAR    PREMIUM   PERCENTAGE   (3)=(1)X(2)   PREMIUM   PERCENTAGE   (6)=(4)X(5)    CHARGE*
       ------   -------   ----------   -----------   -------   ----------   -----------   ---------
          1      21.54       100%         27.54**     24.64       100%         30.64**      30.64
          2      21.54       100%         21.54       24.64       100%         24.64        24.64
          3      21.54       100%         21.54       24.64       100%         24.64        24.64
          4      21.54       100%         21.54       24.64       100%         24.64        24.64
          5      21.54       100%         21.54       24.64        80%         19.71        21.54
          6      21.54       100%         21.54       24.64        60%         14.78        21.54
          7      21.54        90%         19.39       24.64        40%          9.86        19.39
          8      21.54        80%         17.23       24.64        20%          4.93        17.23
          9      21.54        70%         15.08       24.64         0%          0.00        15.08
         10      21.54        60%         12.92       24.64         0%          0.00        12.92
         11      21.54        50%         10.77       24.64         0%          0.00        10.77
         12      21.54        40%          8.62       24.64         0%          0.00         8.62
         13      21.54        30%          6.46       24.64         0%          0.00         6.46
         14      21.54        20%          4.31       24.64         0%          0.00         4.31
         15      21.54        10%          2.15       24.64         0%          0.00         2.15
         16+     21.54         0%          0.00

---------------

 * The greater of Columns 3 or 6.
** The surrender charge reflects an additional contract charge of $50 per month the first year. Based on the initial face amount of $100,000, this would be $6/$1,000 annually. See "Additional Charge on a Surrender in the First Policy Year" on page 36.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

         Reference is made to Article VIII of the Depositor's By-Laws.

         New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $150 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


         REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the Flexible Premium Survivorship Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                       CONTENTS OF REGISTRATION STATEMENT

    This Registration Statement comprises the following papers and documents:

    The facing sheet.


    The prospectus consisting of 119 pages.


    The undertaking to file reports.

    The undertaking pursuant to Rule 484.

    The representation as to the reasonableness of aggregate fees and charges.

    The signatures.

    Written consents of the following persons:


    (a)  Thomas F. English, Esq.



    (b)  Irwin Don, Actuary


    (c)  PricewaterhouseCoopers LLP

    The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

    (1)  (a)     Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit 1.(1) to the initial Registration Statement on Form S-6 for NYLIAC
                 Variable Universal Life Separate Account-I (File No.
                 33-64410), re-filed in accordance with Regulation S-T, 17 CFR
                 232.102(e) as Exhibit 1.(1) to Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

    (1)  (b)     Resolution of the Board of Directors of NYLIAC authorizing filings relating to the Policy with the Securities and Exchange Commission - Previously filed as Exhibit 1. (1)(b) to
                 Registrant's Pre-Effective Amendment No. 1 on Form S-6 and incorporated herein by reference.

    (2)          Not applicable.

    (3)(a)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.

    (3)(a)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit 1.(3)(a)(2) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.

    (3)(b)       Not applicable.

    (3)(c)       Not applicable.

    (4)          Not applicable.

    (5)(a) Policy - Previously filed as Exhibit 1.(5)(a) to Registrant's initial Registration Statement on Form S-6, and incorporated herein by reference.

    (5)(b) Guaranteed Minimum Death Benefit Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as
                 Exhibit 1.(5)(b) to Registrant's initial Registration Statement on Form S-6, and incorporated herein by reference.

    (5)(c)(1) Form of Level First-To-Die Term Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as
                 Exhibit 1.(5)(c) to Registrant's initial Registration Statement on Form S-6, and incorporated herein by reference.

    (5)(c)(2) Amended Form of Level First-to-Die Term Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as
                 Exhibit 1. (5)(c)(2) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 and incorporated herein by reference.

    (5)(d)(1) Form of First-To-Die Monthly Deduction Waiver Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(d) to Registrant's initial registration statement on Form S-6, and incorporated herein by reference.

    (5)(d)(2) Amended Form of First-to-Die Monthly Deduction Waiver Rider for Survivorship Variable Adjustable Life Insurance - previously filed as Exhibit 1. (5)(d)(2) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 and incorporated herein by reference.

    (5)(e) Supplementary Term Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(a) to Registrant's initial registration statement on Form S-6, and incorporated herein by reference.

    (5)(f) Accelerated Benefits Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(a) to Registrant's initial registration statement on Form S-6, and incorporated herein by reference.

    (6)(a)       Certificate of Incorporation of NYLIAC - Previously filed as
                 Exhibit 1.(6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial Registration Statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

    (6)(b)(1) By-Laws of NYLIAC - Previously filed as Exhibit 1.(6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

    6(b)(2)      Amended By-Laws of NYLIAC - Previously filed as Exhibit 1.
                 (6)(b)(2) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 and incorporated herein by reference.

    (7)          Not applicable.

    (8)          Not applicable.

    (9)(a) Stock Sale Agreement between NYLIAC and New York Life MFA Series Fund, Inc. - Previously filed as Exhibit 1. (9) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 33-64410) and as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

    (9)(b) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended
                 - Previously filed as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

    (9)(c) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

    (9)(d)       Participation Agreement between Janus Aspen Series and NYLIAC
                 - Previously filed as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

    (9)(e) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

    (9)(f) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed as Exhibit 1.(9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

    (9)(g) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed as Exhibit 1.(9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

    (10) Form of Application - Previously filed as Exhibit 1.(10) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(10) to Post-Effective Amendment No. 4 to Registrant's registration statement on Form S-6 , and incorporated herein by reference.


2. Opinion and Consent of Thomas F. English, Esq. - Filed herewith.


3.               Not applicable.

4.               Not applicable.

5.               Not applicable.


6. Opinion and Consent of Irwin Don, Actuary - Filed herewith.


7.               Consent of PricewaterhouseCoopers LLP - Filed herewith.

8 (a) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed as Exhibit 1.(9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference for the following:

                 Jay S. Calhoun, Vice President, Treasurer and Director
                   (Principal Financial Officer)
                 Richard M. Kernan, Jr., Director
                 Robert D. Rock, Senior Vice President and Director
                 Frederick J. Sievert, President and Director (Principal
                   Executive Officer)
                 Stephen N. Steinig, Senior Vice President, Chief Actuary and
                   Director
                 Seymour Sternberg, Director

8 (b) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed as Exhibit 1.(9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

8 (c) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - previously filed as
                 Exhibit 8(c) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 and incorporated herein by reference.

8 (d) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the survivorship variable adjustable life insurance policies - previously filed as Exhibit 8 (d) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 and incorporated herein by reference.

8 (e) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit 10 (e) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 33-87382), and incorporated herein by reference for the following:

                 George J. Trapp, Director
                 Frank M. Boccio, Director
                 Phillip J. Hildebrand, Director
                 Michael G. Gallo, Director
                 Solomon Goldfinger, Director
                 Howard I. Atkins, Director



8 (f) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
                 (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), and incorporated herein by reference.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, the Registrant, NYLIAC Variable Universal Life Separate Account-I, certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York on the 14th day of April, 2000.



                                          NYLIAC VARIABLE UNIVERSAL LIFE
                                          SEPARATE ACCOUNT-I
                                                  (Registrant)


                                          By /s/ Melvin J. Feinberg
                                            -----------------------------------
                                                  Melvin J. Feinberg
                                                  Vice President and Actuary


                                          NEW YORK LIFE INSURANCE AND
                                          ANNUITY CORPORATION
                                                  (Depositor)


                                          By /s/ Melvin J. Feinberg
                                            -----------------------------------
                                                  Melvin J. Feinberg
                                                  Vice President and Actuary


As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.



Howard I. Atkins*                   Executive Vice President and Director (Principal Financial Officer)
Frank M. Boccio*                    Director
John A. Cullen*                     Vice President and Controller (Principal
                                    Accounting Officer)
Michael G. Gallo*                   Director
Solomon Goldfinger*                 Director
Phillip J. Hildebrand*              Director
Richard M. Kernan, Jr.*             Director
Robert D. Rock*                     Senior Vice President and Director
Frederick J. Sievert*               President and Director (Principal Executive Officer)
Seymour Sternberg*                  Director
George J. Trapp*                    Director


*By   /s/ Melvin J. Feinberg
    ------------------------------
    Melvin J. Feinberg
    Attorney-in-Fact
    April 14, 2000

                                 EXHIBIT INDEX


Exhibit
Number                   Description
------                   -----------
2.                       Opinion and Consent of Thomas F. English, Esq.

6.                       Opinion and Consent of Irwin Don, Actuary

7.                       Consent of PricewaterhouseCoopers LLP